UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund:	BlackRock Index Funds, Inc.
iShares MSCI EAFE International Index Fund
iShares Russell 2000 Small-Cap Index Fund

Quantitative Master Series LLC
Master Small Cap Index Series

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc. and Quantitative Master Series LLC, 50 Hudson Yards, New York, NY 10001

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2023

Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	iShares Municipal Bond Index Fund
•	iShares Short-Term TIPS Bond Index Fund

BlackRock Index Funds, Inc.

•	iShares MSCI EAFE International Index Fund
•	iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofA US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional Shares returned 2.94%, Investor A shares returned 2.81%, Class K Shares returned 2.97%, and Investor P Shares returned 2.82%. The Fund’s benchmark, the ICE BofA US Municipal Securities Index, returned 2.84% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

The broad U.S. municipal bond market returned 2.84% for the first half of 2023 as gauged by the Underlying Index. The municipal yield curve became inverted between 2 and 10 years over the six months as yields rose on shorter maturities in response to Fed rate increases while they declined modestly farther out on the curve. To illustrate, the two-year AAA municipal yield rose from 2.60% to 2.93%, while the 10-year declined from 2.63% to 2.56% and the 30-year declined from 3.58% to 3.49%.

The period saw continued elevated macroeconomic uncertainty, exasperated by a banking crisis in the first quarter of 2023 and U.S. Treasury debt ceiling concerns in the second quarter. The collapse of select regional banks as a result of the rapid rate hikes by the Fed over the course of 2022 and the uncertainty around whether Congress would approve raising the debt ceiling led to increased financial market volatility. Against the background of signs of cracks in the financial system and moderating economic data, the Fed paused its hiking cycle at its June 2023 meeting while it continued to assess the implications of incoming data. Following that announcement, the central bank’s “dot plot” displaying Open Market Committee member projections for fed funds became more hawkish, indicating a likely target range at year end of between 5.50% and 5.75%, suggesting two additional rates hikes. This also resulted in raising the 2024 and 2025 year-end ranges for the benchmark overnight lending rate, reinforcing the Fed’s “higher for longer” narrative. Additionally, Chair Jerome Powell highlighted the difficulties the Fed is facing in managing monetary policy alongside the ambiguity around the lagged effects of past rate hikes, potential credit tightening on the part of banks, and the resiliency of the U.S. economy. Later in June 2023, May consumer price inflation (“CPI”) printed slightly above consensus, driven by used car prices, with core CPI remaining above 5% while headline CPI (which excludes volatile food and energy prices) declined to 4%.

Describe recent portfolio activity.

During the reporting period, the Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Portfolio remained positioned to attempt to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.26%	3.26%	2.94%	3.29%	N/A	1.81%	N/A	2.53%	N/A

Investor A	3.01	2.95	2.81	3.03	N/A	1.57	N/A	2.41	N/A

Investor P	2.93	2.93	2.82	3.05	(1.08)%	1.57	0.75%	2.41	1.99%

Class K	3.31	3.25	2.97	3.34	N/A	1.85	N/A	2.55	N/A

ICE BofA US Municipal Securities Index(c)	—	—	2.84	3.11	N/A	1.82	N/A	2.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

An index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	iShares Municipal Bond Index Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,029.40	$1.26		$1,000.00	$1,023.55	$1.25		0.25%
Investor A	1,000.00	1,028.10	2.51		1,000.00	1,022.32	2.51		0.50
Investor P	1,000.00	1,028.20	2.46		1,000.00	1,022.36	2.46		0.49
Class K	1,000.00	1,029.70	1.01		1,000.00	1,023.80	1.00		0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	29.3%
State	27.1
Utilities	16.1
County/City/Special District/School District	13.6
Health	6.4
Education	6.2
Other	1.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	4.2%
2024	6.2
2025	10.4
2026	14.0
2027	2.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	21.3%
AA/Aa	61.0
A	16.7
BBB/Baa	0.4
N/R	0.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2023	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities (TIPS).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional Shares returned 1.47%, Investor A shares returned 1.42% and Class K Shares returned 1.55%. The Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L), the (“Underlying Index”), returned 1.49% for the same period.

Returns for the Fund’s respective share classes differ from the Underlying Index based on individual share-class expenses.

What factors influenced performance?

Returns for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. For the six-month period, the Bloomberg US TIPS Index posted a return of 1.87% while the Fund’s benchmark, the Underlying Index, returned 1.49%, with rising longer-term nominal Treasury yields weighing on returns for both indexes. The 10-year breakeven rate (the level of expected inflation required to compensate for TIPS lower yield relative to comparable maturity Treasuries) finished the reporting period at 2.22% versus 2.30% at the end of 2022.

The reporting period saw continued elevated macroeconomic uncertainty, exasperated by a banking crisis in the first quarter of 2023 and U.S. Treasury debt ceiling concerns in the second quarter. The collapse of select regional banks as a result of the rapid rate hikes by the Fed over the course of 2022 and the uncertainty around whether Congress would approve raising the debt ceiling led to increased financial market volatility. Against the background of signs of cracks in the financial system and moderating economic data, the Fed paused its hiking cycle at its June 2023 meeting while it continues to assess the implications of incoming data. Following that announcement, the central bank’s “dot plot” displaying Open Market Committee member projections for fed funds became more hawkish, indicating a likely target range at year end of between 5.50% and 5.75%, suggesting two additional rates hikes. This also resulted in raising the 2024 and 2025 year-end ranges for the benchmark overnight lending rate, reinforcing the Fed’s “higher for longer” narrative. Additionally, Chair Jerome Powell highlighted the difficulties the Fed is facing in managing monetary policy alongside the ambiguity around the lagged effects of past rate hikes, potential credit tightening on the part of banks, and the resiliency of the U.S. economy. Later in June 2023, May consumer price inflation (“CPI”) printed slightly above consensus, driven by used car prices, with core CPI remaining above 5% while headline CPI (which excludes volatile food and energy prices) declined to 4%.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

For the period, the Fund’s cash position averaged 6.8%. The Fund’s cash position did not have material impact on performance for the six months.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Underlying Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	iShares Short-Term TIPS Bond Index Fund

Performance

		Average Annual Total Returns(a)(b)

	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)

Institutional	1.47%	0.04%	2.60%	2.32%

Investor A	1.42	(0.24)	2.33	2.05

Class K	1.55	0.04	2.62	2.34

Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)(d)	1.49	0.11	2.73	2.42

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)	The Fund commenced operations on February 16, 2016.
(d)	An index that measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,014.70	$0.55		$1,000.00	$1,024.25	$0.55		0.11%
Investor A	1,000.00	1,014.20	1.80		1,000.00	1,023.01	1.81		0.36
Class K	1,000.00	1,015.50	0.30		1,000.00	1,024.50	0.30		0.06

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments	(a)
1-2 Years	25.8%
2-3 Years	23.4
3-4 Years	23.4
4-5 Years	27.4

(a)	Exclude short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments
U.S. Treasury Inflation-Indexed Notes, 1.63%, 10/15/27	5.4%
U.S. Treasury Inflation-Indexed Notes, 0.13%, 07/15/24	5.3
U.S. Treasury Inflation-Indexed Notes, 0.38%, 07/15/25	5.3
U.S. Treasury Inflation-Indexed Notes, 1.25%, 04/15/28	5.1
U.S. Treasury Inflation-Indexed Notes, 0.13%, 04/15/27	4.9

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2023	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional Shares returned 12.08%, Investor A Shares returned 11.93%, Investor P Shares returned 11.89%, and Class K Shares returned 12.06%. The MSCI EAFE Index returned 11.67% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

Developed non-U.S. markets, as represented by the MSCI EAFE Index, posted positive gains over the first quarter of 2023 on the back of optimism of cooling inflation pressure and resilient economic data. Energy shock has been mitigated by warm weather and government energy support measures. Headline news about the banking sector dampened market sentiments and attracted investors’ attention later in the quarter. The overall market calmed after the central banks set out reassuring plans.

In Europe, forward-looking indicators raised hopes that the eurozone may continue to avoid recession. The European Central Bank (“ECB”) reiterated its commitment to return inflation to its 2% target. The Bank of England (“BoE”) and ECB both raised interest rates over the quarter to 4.25% and 3.00%, respectively.

In Japan, the Bank of Japan (“BOJ”) kept their stance toward loose monetary policy amidst currency strength concerns. Inflation in Japan is at the highest level in the last 40 years. The Japanese market posted positive gains over the first quarter supported by the resurgence of tourism.

In the second quarter of 2023, developed non-U.S. markets posted positive gains supported by resilient corporate earnings data. The information technology sector rallied and boosted broad market performance, with semiconductor companies leading the way.

The ECB raised interest rate to 4% over the quarter, indicating a potential for further rates hikes due to elevated inflation rates. In the United Kingdom, the BoE raised the interest rates to 5% in response to increased inflation triggered by wage growth.

The Japanese equity market posted a positive return over the second quarter supported by a weaker Yen, improved sentiment towards the semiconductor industry, and a strong corporate earnings season.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	iShares MSCI EAFE International Index Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	12.08%	18.75%	N/A	4.59%	N/A	5.38%	N/A

Investor A	11.93	18.55	N/A	4.33	N/A	5.11	N/A

Investor P	11.89	18.51	12.29%	4.33	3.21%	5.12	4.55%

Class K	12.06	18.87	N/A	4.65	N/A	5.43	N/A

MSCI EAFE Index(c)	11.67	18.77	N/A	4.39	N/A	5.41	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,120.80	$0.47		$1,000.00	$1,024.35	$0.45		0.09%
Investor A	1,000.00	1,119.30	1.79		1,000.00	1,023.11	1.71		0.34
Investor P	1,000.00	1,118.90	1.79		1,000.00	1,023.11	1.71		0.34
Class K	1,000.00	1,120.60	0.21		1,000.00	1,024.60	0.20		0.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA	2.1%
ASML Holding NV	1.8
Novo Nordisk A/S, Class B	1.7
LVMH Moet Hennessy Louis Vuitton SE	1.6
AstraZeneca PLC	1.4
Roche Holding AG	1.4
Novartis AG	1.3
Shell PLC	1.3
Toyota Motor Corp.	1.1
HSBC Holdings PLC	1.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	22.1%
United Kingdom	13.1
France	11.7
Switzerland	10.2
Germany	8.4
Australia	7.9
Netherlands	4.9
Denmark	3.0
Sweden	3.0
Spain	2.5
Hong Kong	2.3
Italy	2.1
Singapore	1.3
Ireland	1.2
Finland	1.1
Other	3.8
Other Assets Less Liabilities	1.4

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2023	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index (the “Underlying Index”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional Shares returned 8.08%, Investor A Shares returned 7.97%, Investor P Shares returned 7.95%, and Class K Shares returned 8.10%. The Underlying Index returned 8.09% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

The U.S. equity market rallied over the first quarter of 2023 on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product (“GDP”), inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”). The Fed reiterated their commitment to raise interest rates to bring the inflation rate down in February 2023, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector which led to a major sell off in the financial sectors. The overall market calmed after the central banks set out reassuring plans.

During the first quarter 2023, the Fed raised interest rates by 25 basis points in February and March 2023, bringing it to the range of 4.75% and 5.00%. This represented the 9th consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair, Jerome Powell was clear that additional “policy firming” may be required.

In the second quarter of 2023, the U.S. equity market continued to rally, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the United States debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the technology sector on the back of enthusiasm over artificial intelligence and chipmakers.

The Fed raised interest rates by 25 basis points over the quarter, bringing rates to the range of 5.00% and 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the Underlying Index, the Series purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	8.08%	12.34%	N/A	4.21%	N/A	8.24%	N/A

Investor A	7.97	12.05	N/A	3.95	N/A	7.98	N/A

Investor P	7.95	12.09	6.20%	3.95	2.84%	7.97	7.39%

Class K	8.10	12.41	N/A	4.26	N/A	8.30	N/A

Russell 2000® Index(c)	8.09	12.31	N/A	4.21	N/A	8.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Underlying Index and in derivative instruments linked to the Underlying Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	iShares Russell 2000 Small-Cap Index Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,080.80	$0.62		$1,000.00	$1,024.20	$0.60		0.12%
Investor A	1,000.00	1,079.70	1.91		1,000.00	1,022.96	1.86		0.37
Investor P	1,000.00	1,079.50	1.86		1,000.00	1,023.01	1.81		0.36
Class K	1,000.00	1,081.00	0.36		1,000.00	1,024.45	0.35		0.07

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

On November 19, 2018, the iShares Municipal Bond Index Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares performance of iShares Municipal Bond Index Fund shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of iShares Municipal Bond Index Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance of iShares Municipal Bond Index Fund shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares (available in iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund’s distributor to offer such shares. Investor P Share performance of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Investor P Shares (available in iShares Municipal Bond Index Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors, the investment adviser of iShares Municipal Bond Index Fund and BlackRock Advisors, LLC, the investment adviser of iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund (the “Manager”), each has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	13

Schedule of Investments (unaudited) June 30, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.1%

State — 0.1%
Alabama Public School and College Authority, Refunding RB, Series A, 4.00%, 11/01/38	$395	$402,366

Arizona — 0.0%

County/City/Special District/School District — 0.0%
City of Phoenix Arizona, Refunding GO, 5.00%, 07/01/24	5	5,095

California — 22.4%

County/City/Special District/School District — 4.1%
Contra Costa Community College District, GO, Series A, 4.00%, 08/01/39	1,000	1,000,014
EI Camino Community College District Foundation, GO, CAB, Series C, 0.00%, 08/01/38(a)	680	368,725
Fremont Union High School District, Refunding GO, Series A, 5.00%, 08/01/44	1,350	1,431,627
Los Angeles County Facilities, Inc., RB, Series A, 4.00%, 12/01/48	1,000	987,832
Los Angeles Unified School District, GO, Series B-1, 5.00%, 07/01/33	1,500	1,645,221
Poway Unified School District, Refunding GO, Series B, 0.00%, 08/01/46(a)	995	337,179
Sacramento City Financing Authority, Refunding RB, Series E, (AMBAC), 5.25%, 12/01/30	250	283,857
San Diego Community College District, Refunding GO, 4.00%, 08/01/26(b)	500	519,479
San Diego Unified School District, GO
Series I, 5.00%, 07/01/41	1,000	1,060,968
Series I, 5.00%, 07/01/47	2,075	2,189,618
Series L, 4.00%, 07/01/49	1,000	984,208
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/51(a)	350	98,998

		10,907,726

Education — 3.1%
California Educational Facilities Authority, RB
Series U-6, 5.00%, 05/01/45	1,260	1,490,787
Series U-7, 5.00%, 06/01/46	495	586,224
California State University, Refunding RB
Series A, 4.00%, 11/01/35	500	509,445
Series A, 4.00%, 11/01/38	500	502,474
Series A, 5.00%, 11/01/43	540	560,087
Series A, 5.00%, 11/01/48	1,030	1,101,947
Lodi Unified School District, GO, Series 2022, 3.00%, 08/01/43	975	804,706
University of California, Refunding RB
Series AR, 5.00%, 05/15/41	605	633,610
Series AY, 5.00%, 05/15/32	500	544,044
Series BN, 5.00%, 05/15/41	1,000	1,142,595
Series BN, 5.00%, 05/15/42	415	471,435

		8,347,354

Health — 0.4%
California Health Facilities Financing Authority, Refunding RB, Class A, 5.00%, 08/15/51	1,000	1,086,605

State — 5.0%
California State Public Works Board, Refunding RB
Series B, 5.00%, 10/01/26	250	267,478
Series C, 5.00%, 08/01/30	1,000	1,158,582
Series C, 5.00%, 11/01/34	685	731,893

Security	Par (000)	Value

State (continued)
State of California, GO, 5.00%, 03/01/45	$1,000	$1,026,612
State of California, Refunding GO 5.00%, 12/01/23(b)	45	45,342
5.00%, 10/01/24	45	46,157
5.00%, 10/01/25	1,000	1,045,030
5.00%, 08/01/26	540	562,745
5.00%, 08/01/27	1,000	1,065,059
5.00%, 08/01/31	1,000	1,062,995
5.00%, 09/01/31	565	601,481
4.00%, 09/01/32	250	258,288
5.00%, 04/01/35	1,000	1,176,410
4.00%, 09/01/35	1,000	1,023,162
3.00%, 10/01/37	825	744,806
5.00%, 12/01/43	455	457,522
3.00%, 04/01/52	1,000	785,136
5.00%, 09/01/52	1,360	1,505,511

		13,564,209

Tobacco — 0.9%
Golden State Tobacco Securitization Corp., Refunding RB, Series A, (SAP), 5.00%, 06/01/25(b)	2,400	2,496,051

Transportation — 3.2%
Bay Area Toll Authority, RB, Series F-1, 4.00%, 04/01/56	1,000	972,773
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/38	500	506,227
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	525,850
City of Los Angeles Department of Airports, ARB, Sub-Series B, 5.00%, 05/15/42	1,500	1,586,241
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 3.00%, 11/15/31(b)	55	53,850
AMT, Subordinate, 3.00%, 05/15/40	1,210	992,256
Foothill-Eastern Transportation Corridor Agency, RB, Series A, Senior Lien, 4.00%, 01/15/46	1,000	966,929
Foothill-Eastern Transportation Corridor Agency, Refunding RB, CAB(a)
Series A, (AGM), 0.00%, 01/15/36	500	308,332
Series A, (AGM), 0.00%, 01/15/37	1,000	582,263
Riverside County Transportation Commission, Refunding RB, Series B1, Senior Lien, 4.00%, 06/01/37	1,154	1,158,331
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 4.00%, 05/01/49	1,000	946,491

		8,599,543

Utilities — 5.7%
California Infrastructure & Economic Development Bank, RB, 4.00%, 10/01/45	1,510	1,514,361
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,394,481
East Bay Municipal Utility District Water System Revenue, Refunding RB
Series B, 5.00%, 06/01/33	1,435	1,568,555
Series B-2, 5.00%, 06/01/34	1,000	1,235,253
Los Angeles Department of Water & Power, RB, Series D, 5.00%, 07/01/44	1,500	1,516,219
Los Angeles Department of Water & Power, Refunding RB
Series A, 5.00%, 07/01/30	1,500	1,548,979
Series A, 5.00%, 07/01/37	1,000	1,080,166
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	575	576,119

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
San Diego County Water Authority, RB, Series A, 5.00%, 05/01/47	$1,550	$1,717,150
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43 San Francisco City & County Public Utilities Commission	500	534,561
Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	1,500	1,499,972
State of California Department of Water Resources, Refunding RB, Series AW, 5.00%, 12/01/26(b)	1,000	1,074,087

		15,259,903

Total Municipal Bonds in California		60,261,391

Colorado — 3.4%

County/City/Special District/School District — 0.5%
City & County of Denver Colorado Pledged Excise Tax Revenue, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,483,101

Health — 0.4%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,000	1,032,341

State — 0.2%
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	498,894

Transportation — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/35	1,000	1,057,972
Series D, AMT, 5.50%, 11/15/29	3,000	3,365,519
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	400	404,164

		4,827,655

Utilities — 0.5%
Board of Water Commissioners City & County of Denver, RB, Series A, 4.00%, 12/15/26	1,230	1,230,686

Total Municipal Bonds in Colorado		9,072,677

Connecticut — 2.3%

Health — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,000	1,019,389

State — 1.9%
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 09/01/24	400	408,528
Series A, 5.00%, 10/01/29	725	727,798
Series A, 4.00%, 05/01/36	1,000	1,038,950
Series A, 4.00%, 09/01/36	430	434,796
Series A, 4.00%, 05/01/39	500	508,710
State of Connecticut, GO
Series A, 5.00%, 10/15/27	400	401,855
Series B, 5.00%, 06/15/28	400	414,041

Security	Par (000)	Value

State (continued)
State of Connecticut, GO (continued)
Series B, 4.00%, 06/15/33	$850	$861,213
State of Connecticut, Refunding GO, Series B, 5.00%, 05/15/25	250	259,072

		5,054,963

Total Municipal Bonds in Connecticut		6,074,352

District of Columbia — 2.2%

State — 0.6%
District of Columbia, GO
Series D, 5.00%, 06/01/26	500	529,580
Series D, 4.00%, 06/01/34	1,000	1,032,128

		1,561,708

Transportation — 1.1%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 4.00%, 10/01/51	1,500	1,410,123
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 4.00%, 07/15/45	1,500	1,490,382

		2,900,505

Utilities — 0.5%
District of Columbia Water & Sewer Authority, Refunding RB, Sub-Series A, 5.00%, 10/01/45	1,510	1,540,449

Total Municipal Bonds in District of Columbia		6,002,662

Florida — 2.9%

County/City/Special District/School District — 0.7%
County of Miami-Dade Florida Transit System, RB, Series A, 4.00%, 07/01/50	1,500	1,438,513
School Board of Miami-Dade County, Refunding COP, Series D, 5.00%, 02/01/27	500	521,548

		1,960,061

Health — 0.4%
City of Tampa Florida, RB, Series B, 5.00%, 07/01/50	1,000	1,019,238

State — 0.4%
State of Florida, Refunding GO, Series A, 5.00%, 07/01/25	1,000	1,038,903

Transportation — 1.4%
Central Florida Expressway Authority, Refunding RB, Series B, Senior Lien, 5.00%, 07/01/33	1,000	1,044,211
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/54	850	877,507
Miami-Dade County Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	1,000	1,011,622
State of Florida Department of Transportation Turnpike System Revenue, RB, Series A, 4.00%, 07/01/48	1,000	993,467

		3,926,807

Total Municipal Bonds in Florida		7,945,009

F U N D S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 2.8%

County/City/Special District/School District — 1.0%
Gwinnett County School District, GO, 5.00%, 02/01/40	$1,400	$1,523,379
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,055,902

		2,579,281

State — 0.9%
State of Georgia, GO, Series A, 5.00%, 02/01/29	650	685,463
State of Georgia, Refunding GO, Series C, 5.00%, 07/01/28	1,710	1,855,029

		2,540,492

Transportation — 0.7%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/29	1,000	1,120,412
Georgia Ports Authority, ARB, 5.25%, 07/01/52	750	834,796

		1,955,208

Utilities — 0.2%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 05/01/25(b)	500	517,839

Total Municipal Bonds in Georgia		7,592,820

Illinois — 4.8%

County/City/Special District/School District — 0.1%
City of Chicago Illinois, GO, Series A, 5.50%, 01/01/39	150	164,701

Health — 0.4%
Illinois Finance Authority, Refunding RB, 5.00%, 12/01/40	1,000	1,013,508

State — 2.0%
Metropolitan Pier & Exposition Authority, Refunding RB, Class B, (AGM), 0.00%, 06/15/46(a)	1,105	370,559
State of Illinois, GO 5.00%, 05/01/39	1,500	1,506,516
Series C, 5.00%, 11/01/29	1,000	1,066,670
Series D, 5.00%, 11/01/24	1,000	1,017,649
Series D, 5.00%, 11/01/26	500	524,546
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/25	500	515,557
Series A, 5.00%, 10/01/28	500	540,903

		5,542,400

Transportation — 1.9%
Chicago O’Hare International Airport, ARB, Series E, Senior Lien, 5.00%, 01/01/24	410	413,386
Chicago O’Hare International Airport, Refunding ARB
Series B, Senior Lien, 4.00%, 01/01/44	1,000	971,772
Series B, Senior Lien, 5.00%, 01/01/48	1,000	1,047,979
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/28	190	204,179
Illinois State Toll Highway Authority, RB
Series A, 4.00%, 01/01/46	1,000	960,094
Series B, 5.00%, 01/01/41	1,000	1,034,624
Illinois State Toll Highway Authority, Refunding RB
Series A, 5.00%, 01/01/25	100	102,607
Series A, 5.00%, 01/01/30	250	276,428

		5,011,069

Security	Par (000)	Value

Utilities — 0.4%
Illinois Finance Authority, RB, 5.00%, 07/01/36	$1,085	$1,220,502

Total Municipal Bonds in Illinois		12,952,180

Indiana — 0.0%

State — 0.0%
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	102,663

Kansas — 0.8%

County/City/Special District/School District — 0.1%
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/27(b)	155	166,068

Health — 0.1%
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	425	435,172

Transportation — 0.6%
State of Kansas Department of Transportation, RB
5.00%, 09/01/27	1,000	1,037,637
5.00%, 09/01/34	500	517,972

		1,555,609

Total Municipal Bonds in Kansas		2,156,849

Maryland — 2.2%

State — 1.8%
State of Maryland, GO
Series A, 5.00%, 03/15/28	450	495,233
Series A, 5.00%, 03/15/30	1,000	1,147,148
Series A, 5.00%, 03/15/31	400	431,641
Series A, 5.00%, 06/01/33	1,500	1,781,347
State of Maryland, Refunding GO, Series B, 5.00%, 08/01/25	1,000	1,040,704

		4,896,073

Transportation — 0.4%
State of Maryland Department of Transportation, ARB
4.00%, 12/15/28	405	406,686
4.00%, 11/01/29	695	703,408

		1,110,094

Total Municipal Bonds in Maryland		6,006,167

Massachusetts — 3.3%

Education — 0.8%
Massachusetts Development Finance Agency, RB, Series P, 5.00%, 07/01/50	500	593,725
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 07/15/40	1,000	1,171,843
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/24(b)	400	409,576

		2,175,144

Health — 0.4%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/34	1,000	1,079,770

State — 2.1%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/26	725	763,472
Series B, 3.00%, 02/01/48	1,000	782,702

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Commonwealth of Massachusetts, GO (continued)
Series D, 5.00%, 11/01/31	$1,000	$1,172,180
Series E, 4.00%, 04/01/46	530	520,718
Series F, 5.00%, 11/01/42	1,000	1,055,634
Series G, 4.00%, 09/01/32	1,325	1,368,122

		5,662,828

Total Municipal Bonds in Massachusetts		8,917,742

Michigan — 1.3%

Education — 0.2%
University of Michigan, Refunding RB, 5.00%, 04/01/26(b)	585	618,111

Health — 0.4%
Michigan Finance Authority, Refunding RB, Series A, 5.00%, 12/01/41	1,000	1,047,106

State — 0.7%
Michigan State Building Authority, Refunding RB, Series I, 3.00%, 10/15/51	1,000	769,364
State of Michigan Trunk Line Revenue, RB, Series B, 5.00%, 11/15/45	1,000	1,082,941

		1,852,305

Total Municipal Bonds in Michigan		3,517,522

Minnesota — 0.4%

Health — 0.4%
City of Rochester Minnesota, Refunding RB, 5.00%, 11/15/57	1,000	1,077,400

Missouri — 0.4%

Utilities — 0.4%
Metropolitan St. Louis Sewer District, Refunding RB
Series B, 5.00%, 05/01/25(b)	330	340,942
Series B, 5.00%, 05/01/45	705	725,847

Total Municipal Bonds in Missouri		1,066,789

New Jersey — 5.4%

Education — 0.4%
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/48	1,000	1,033,282

Health — 0.4%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,000	955,967

State — 1.0%
State of New Jersey, GO
Series A, 5.00%, 06/01/29	1,000	1,116,841
Series A, 4.00%, 06/01/31	1,500	1,602,791

		2,719,632

Transportation — 3.6%
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/25(a)	100	91,479
Series A, 0.00%, 12/15/32(a)	250	174,931
Series AA, 5.00%, 06/15/25	150	152,176
Series AA, 4.75%, 06/15/38	280	282,755
Series AA, 3.00%, 06/15/50	1,000	750,906
Series S, 5.00%, 06/15/46	500	522,516
New Jersey Transportation Trust Fund Authority, RB, CAB(a)
Series A, 0.00%, 12/15/35	3,075	1,860,685

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB, CAB(a) (continued)
Series A, 0.00%, 12/15/38	$530	$272,409
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 12/15/31	1,000	1,031,089
Series A, 5.00%, 12/15/36	1,000	1,059,235
Series D, 5.00%, 12/15/24	250	255,390
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,014,847
New Jersey Turnpike Authority, Refunding RB
Series E, 5.00%, 01/01/29	1,000	1,089,932
Series E, 5.00%, 01/01/32	1,100	1,197,022

		9,755,372

Total Municipal Bonds in New Jersey		14,464,253

New York — 23.8%

County/City/Special District/School District — 5.5%
City of New York New York, GO
Series B-1, 5.00%, 12/01/41	1,390	1,448,757
Series D, 5.00%, 12/01/35	500	546,342
Series D, 4.00%, 12/01/41	1,000	1,000,970
Series F-1, 5.00%, 03/01/43	1,000	1,092,886
Series F-1, 5.00%, 03/01/50	1,000	1,080,115
City of New York New York, Refunding GO, Sub-Series F-1, 5.00%, 08/01/27	380	411,112
Nassau County Interim Finance Authority, Refunding RB, Series A, 4.00%, 11/15/34	310	339,960
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	300	287,971
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
5.00%, 05/01/37	1,000	1,039,267
Series A1, 5.00%, 08/01/36	500	541,872
Series A1, 5.00%, 08/01/42	1,000	1,066,865
Series C-1, Subordinate, 5.00%, 02/01/32	2,285	2,678,616
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B-1, 5.00%, 11/01/30	1,400	1,608,076
New York State Urban Development Corp., RB, Class A, 4.00%, 03/15/47	1,000	979,833
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 5.00%, 05/15/42	665	741,246

		14,863,888

Education — 1.5%
New York State Dormitory Authority, RB 5.00%, 10/01/45	1,500	1,780,631
Series A, 4.00%, 07/01/41	1,000	986,839
Series A, 5.00%, 10/01/48	1,000	1,183,264

		3,950,734

State — 6.2%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S1, Subordinate, (SAW), 5.00%, 07/15/31	1,000	1,028,276
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series -2A, Subordinate, (SAW), 4.00%, 07/15/36	1,455	1,487,430

F U N D S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/35	$740	$804,579
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/27	1,000	1,074,488
Series A, 5.00%, 03/15/28	250	274,205
Series A, 4.00%, 03/15/43	500	495,248
Series A, 3.00%, 03/15/51	2,000	1,542,612
Series D, 4.00%, 02/15/47	1,000	976,937
Series E, 5.00%, 03/15/27(c)	500	540,067
Series E, 5.00%, 09/15/28(b)	5	5,546
Series E, 5.00%, 03/15/29	995	1,100,147
Series E, 4.00%, 03/15/39	1,000	1,006,810
Series E, 3.00%, 03/15/41	1,500	1,268,794
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	1,000	975,378
New York State Urban Development Corp., Refunding RB
Series A, 5.00%, 03/15/27(c)	600	646,765
Series A, 5.00%, 03/15/39	1,000	1,085,954
Series E, 3.00%, 03/15/47	715	561,337
Series E, 3.00%, 03/15/50	1,130	864,927
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/24(b)	1,000	1,025,242

		16,764,742

Transportation — 5.9%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	956,608
Metropolitan Transportation Authority, RB
Series A, 4.00%, 11/15/48	500	466,575
Series D1, 5.00%, 11/15/44	300	313,633
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,075	1,099,764
Series B-1, 5.00%, 11/15/47	1,000	1,050,454
Series D-1, 5.00%, 11/15/34(d)	1,000	1,015,479
Sub-Series C-1, 5.00%, 11/15/34	1,000	1,058,866
New York State Thruway Authority, Refunding RB
Series A-1, 4.00%, 03/15/44	1,000	985,145
Series A-3, 4.00%, 03/15/56	1,000	952,613
Series B, Subordinate, 4.00%, 01/01/50	1,000	960,630
Port Authority of New York & New Jersey, Refunding ARB
179th Series, 5.00%, 12/01/32	1,000	1,006,836
194th Series, 5.00%, 10/15/34	1,395	1,451,846
194th Series, 5.00%, 10/15/41	835	859,926
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	625	618,543
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/31	1,000	1,053,324
Series A, 5.00%, 11/15/40	600	613,995
Series B, 5.00%, 11/15/38	1,000	1,059,023
Senior Lien, 5.00%, 11/15/28	415	462,798

		15,986,058

Utilities — 4.7%
New York City Municipal Water Finance Authority, RB
Series CC-1, 5.00%, 06/15/48	1,000	1,044,030
Series DD-1, 4.00%, 06/15/49	1,000	984,645
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 5.00%, 06/15/35	2,500	2,539,132
Series DD, 5.00%, 06/15/39	420	425,712
Series EE, 5.00%, 06/15/36	1,000	1,038,710

Security	Par (000)	Value

Utilities (continued)
New York Power Authority, RB, (AGM), 4.00%, 11/15/52	$1,000	$986,032
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	1,000	978,117
New York State Environmental Facilities Corp., Refunding RB, Series A, Subordinate, 4.00%, 06/15/46	1,475	1,475,417
Utility Debt Securitization Authority, Refunding RB
Series TE, Restructured, 5.00%, 12/15/34	1,000	1,008,095
Series TE, Restructured, 5.00%, 12/15/41	2,000	2,013,712

		12,493,602

Total Municipal Bonds in New York		64,059,024

North Carolina(a) — 0.2%

Transportation — 0.2%
North Carolina Turnpike Authority, RB, Series B, (AGC), 0.00%, 01/01/34	500	332,781
North Carolina Turnpike Authority, RB, CAB, 0.00%, 01/01/49	1,000	303,245

Total Municipal Bonds in North Carolina		636,026

Ohio — 1.6%

Transportation — 0.4%
Ohio Turnpike & Infrastructure Commission, RB, Series A, 5.00%, 02/15/46	1,000	1,084,197

Utilities — 1.2%
American Municipal Power, Inc., Refunding RB, 5.00%, 02/15/33	1,000	1,114,688
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series A, 5.00%, 12/01/28	2,000	2,165,297

		3,279,985

Total Municipal Bonds in Ohio		4,364,182

Oregon — 0.4%

State — 0.4%
State of Oregon Department of Transportation, Refunding RB, Series A, Subordinate, 4.00%, 11/15/42	1,000	1,005,521

Pennsylvania — 4.6%

Health — 0.7%
Geisinger Authority, Refunding RB, 5.00%, 04/01/50	1,000	1,020,904
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 08/15/49	1,000	1,029,826

		2,050,730

Housing — 0.4%
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, 4.50%, 10/01/38	1,000	1,010,022

State — 1.9%
Commonwealth of Pennsylvania, GO
5.00%, 10/01/31	1,000	1,165,123
1st Series, 5.00%, 03/15/29	1,000	1,031,759
2nd Series, 5.00%, 10/15/26	685	688,463
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 01/01/28	1,105	1,184,829
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	1,000	1,011,418

		5,081,592

Transportation — 1.6%
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	133,605

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Delaware River Port Authority, Refunding RB, Series B, 5.00%, 01/01/26	$250	$262,021
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/47	1,000	1,041,877
Series C, 5.00%, 12/01/23(b)	760	765,011
Series C, 5.00%, 12/01/43	240	241,220
First Series, Subordinate, 5.00%, 12/01/39	875	981,221
Series A, Subordinate, 4.00%, 12/01/46	425	414,917
Series A, Subordinate, 4.00%, 12/01/50	480	462,998

		4,302,870

Total Municipal Bonds in Pennsylvania		12,445,214

South Carolina — 0.4%

Utilities — 0.4%
South Carolina Public Service Authority, Refunding RB
Series A, 4.00%, 12/01/40	750	733,647
Series B, 5.00%, 12/01/51	305	316,186

Total Municipal Bonds in South Carolina		1,049,833

Tennessee — 0.3%

Transportation — 0.3%
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	916,147

Texas — 7.5%

County/City/Special District/School District — 0.8%
County of Williamson Texas, GO, 4.00%, 02/15/26	1,000	1,026,723
Cypress-Fairbanks Independent School District, Refunding GO, Series C, (PSF), 5.00%, 02/15/44	500	502,737
Lewisville Independent School District, Refunding GO, Series B, 5.00%, 08/15/28	570	591,550

		2,121,010

Education — 0.1%
Board of Regents of the University of Texas System, RB, Series E, 5.00%, 08/15/27	400	433,579

Health — 0.4%
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,021,529

Transportation — 4.4%
Central Texas Regional Mobility Authority, RB
Series C, 5.00%, 01/01/27	1,000	1,041,599
Series A, Senior Lien, 5.00%, 07/01/25(b)	1,000	1,036,548
Central Texas Turnpike System, RB
Series A, (AMBAC), 0.00%, 08/15/30(a)	270	209,994
Series C, 5.00%, 08/15/37	1,000	1,009,275
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/31	1,000	1,091,168
Dallas Fort Worth International Airport, Refunding RB, Series A, 4.00%, 11/01/34	1,250	1,304,355
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/35	695	753,024
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	500	481,583
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	1,000	1,050,936
Series A, 5.00%, 01/01/43	1,815	1,887,363

Security	Par (000)	Value

Transportation (continued)
North Texas Tollway Authority, Refunding RB (continued)
Series B, 5.00%, 01/01/34	$1,000	$1,021,728
State of Texas, Refunding GO, Series A, 5.00%, 10/01/24(b)	1,000	1,022,398

		11,909,971

Utilities — 1.8%
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,021,551
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	941,739
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	523,944
Texas Water Development Board, RB
Series A, 4.00%, 10/15/37	1,180	1,200,126
Series B, 5.00%, 04/15/49	1,000	1,061,433

		4,748,793

Total Municipal Bonds in Texas		20,234,882

Virginia — 2.2%

County/City/Special District/School District — 0.7%
City of Alexandria Virginia, GO, Series A, (SAW), 3.00%, 07/15/46	1,000	815,850
County of Fairfax Virginia, Refunding GO, Series A, (SAW), 4.00%, 10/01/27	1,000	1,030,542

		1,846,392

Health — 0.4%
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	1,000	993,752

State — 0.4%
Virginia College Building Authority, Refunding RB, Series E, 5.00%, 02/01/30	1,000	1,090,510

Transportation — 0.5%
Virginia Commonwealth Transportation Board, Refunding RB
5.00%, 09/15/23	10	10,034
5.00%, 03/15/27	285	307,163
Series A, 5.00%, 05/15/31	1,000	1,087,874

		1,405,071

Utilities — 0.2%
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	525,345

Total Municipal Bonds in Virginia		5,861,070

Washington — 2.0%

Health — 0.8%
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	2,000	2,141,857

State — 0.4%
State of Washington, Refunding GO, Series B, 5.00%, 07/01/30	1,000	1,048,577

F U N D S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	$1,000	$1,164,206
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 4.00%, 08/01/47	1,000	928,502

		2,092,708

Total Municipal Bonds in Washington		5,283,142

Wisconsin — 1.1%

Health — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/39	1,000	1,024,117

State — 0.7%
State of Wisconsin, Refunding GO
5.00%, 11/01/27	770	831,694
Series 2, 5.00%, 11/01/26	980	1,048,292

		1,879,986

Total Municipal Bonds in Wisconsin		2,904,103

Total Long-Term Investments — 98.8% (Cost: $273,621,951)		266,377,081

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.67%(e)(f)	473,912	$473,912

Total Short-Term Securities — 0.2% (Cost: $473,865)		473,912

Total Investments — 99.0% (Cost: $274,095,816)		266,850,993

Other Assets Less Liabilities — 1.0%		2,718,553

Net Assets — 100.0%		$269,569,546

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,517,079	$—	$(2,043,261	)(a)	$20	$74	$473,912	473,912	$33,553	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$266,377,081	$—	$266,377,081
Short-Term Securities
Money Market Funds	473,912	—	—	473,912

	$473,912	$266,377,081	$—	$266,850,993

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds 2.38%, 01/15/25 - 01/15/27	$7,000	$6,965,901
2.00%, 01/15/26	2,751	2,714,633
1.75%, 01/15/28	4,127	4,078,986
3.63%, 04/15/28	2,439	2,617,039
U.S. Treasury Inflation-Indexed Notes 0.13%, 07/15/24 - 04/15/27	35,365	33,543,220
0.25%, 01/15/25	6,545	6,274,492
0.38%, 07/15/25 - 07/15/27	18,974	17,931,063
(0.02%), 10/15/25	5,653	5,359,398
(0.21%), 01/15/26	6,225	5,934,852
(0.34%), 10/15/26	6,773	6,330,913
1.63%, 10/15/27	7,169	7,063,122
0.50%, 01/15/28	4,059	3,796,041
1.25%, 04/15/28	6,878	6,654,570

Total Long-Term Investments — 85.5% (Cost: $115,058,658)		109,264,230

	Shares

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(a)(b)	1,500,073	1,500,073

Security	Par (000)	Value

U.S. Treasury Obligations — 15.0%
U.S. Treasury Inflation-Indexed Notes 0.38%, 07/15/23	$6,758	$6,753,474
0.47%, 01/15/24	8,103	7,965,784
0.50%, 04/15/24	4,565	4,454,610

		19,173,868

Total Short-Term Securities — 16.2% (Cost: $20,941,214)		20,673,941

Total Investments — 101.7% (Cost: $135,999,872)		129,938,171

Liabilities in Excess of Other Assets — (1.7)%		(2,193,387)

Net Assets — 100.0%		$127,744,784

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$7,055,575	$—	$(5,555,502	)(a)	$—	$—	$1,500,073	1,500,073	$48,267	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

F U N D S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares Short-Term TIPS Bond Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Treasury Obligations	$—	$109,264,230	$—	$109,264,230
Short-Term Securities
Money Market Funds	1,500,073	—	—	1,500,073
U.S. Treasury Obligations	—	19,173,868	—	19,173,868

	$1,500,073	$128,438,098	$—	$129,938,171

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.9%
Ampol Ltd.	136,055	$2,717,896
ANZ Group Holdings Ltd.	1,705,688	27,000,673
APA Group	673,641	4,358,429
Aristocrat Leisure Ltd.	334,714	8,659,992
ASX Ltd.	110,530	4,651,434
Aurizon Holdings Ltd.	1,051,302	2,750,421
BHP Group Ltd., Class DI	2,860,464	85,991,139
BlueScope Steel Ltd.	257,593	3,545,205
Brambles Ltd.	782,211	7,521,406
Cochlear Ltd.	37,586	5,758,481
Coles Group Ltd.	754,408	9,263,294
Commonwealth Bank of Australia	953,379	63,825,644
Computershare Ltd.	325,730	5,083,344
CSL Ltd.	272,374	50,437,893
Dexus	614,076	3,197,996
EBOS Group Ltd.	92,517	2,090,385
Endeavour Group Ltd.	796,472	3,352,098
Fortescue Metals Group Ltd.	954,533	14,164,042
Glencore PLC	6,026,924	34,171,922
Goodman Group	954,336	12,828,992
GPT Group	1,093,667	3,026,271
IDP Education Ltd.	142,267	2,106,805
IGO Ltd.	389,114	3,971,597
Insurance Australia Group Ltd.	1,377,410	5,238,131
Lendlease Corp. Ltd.	378,538	1,964,022
Lottery Corp. Ltd.	1,272,421	4,362,192
Macquarie Group Ltd.	208,515	24,810,754
Medibank Pvt Ltd.	1,530,524	3,595,163
Mineral Resources Ltd.	98,604	4,722,415
Mirvac Group	2,187,409	3,303,203
National Australia Bank Ltd.	1,777,040	31,254,337
Newcrest Mining Ltd.	503,755	8,986,188
Northern Star Resources Ltd.	651,297	5,306,032
Orica Ltd.	258,523	2,561,122
Origin Energy Ltd.	983,574	5,528,230
Pilbara Minerals Ltd.(a)	1,532,383	5,036,429
Qantas Airways Ltd.(b)	502,694	2,083,222
QBE Insurance Group Ltd.	836,882	8,737,750
Ramsay Health Care Ltd.	104,541	3,927,625
REA Group Ltd.	30,172	2,898,420
Reece Ltd.	124,383	1,549,493
Rio Tinto Ltd.	209,530	16,045,743
Rio Tinto PLC	635,665	40,396,282
Santos Ltd.	1,875,001	9,381,545
Scentre Group	2,910,137	5,146,613
SEEK Ltd.	192,395	2,810,617
Sonic Healthcare Ltd.	251,920	5,991,076
South32 Ltd.	2,585,392	6,508,973
Stockland	1,328,059	3,570,200
Suncorp Group Ltd.	709,689	6,376,709
Telstra Group Ltd.	2,274,025	6,523,493
Transurban Group	1,739,178	16,559,347
Treasury Wine Estates Ltd.	401,558	3,011,346
Vicinity Ltd.	2,209,188	2,720,656
Washington H Soul Pattinson & Co. Ltd.	133,252	2,828,812
Wesfarmers Ltd.	640,614	21,120,603
Westpac Banking Corp.	1,981,434	28,212,880
WiseTech Global Ltd.	94,235	5,054,600

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	1,072,147	$24,800,450
Woolworths Group Ltd.	688,152	18,233,440

		711,633,472

Austria — 0.2%
Erste Group Bank AG	193,485	6,787,040
OMV AG	81,972	3,480,711
Verbund AG	38,877	3,118,934
Voestalpine AG	66,482	2,389,116

		15,775,801

Belgium — 0.8%
Ageas SA/NV	89,830	3,641,639
Anheuser-Busch InBev SA	490,462	27,798,128
D’ieteren Group	12,280	2,173,377
Elia Group SA/NV	18,512	2,352,023
Groupe Bruxelles Lambert NV	56,779	4,476,094
KBC Group NV	140,990	9,841,214
Sofina SA	8,697	1,803,059
Solvay SA	42,314	4,731,552
UCB SA	71,128	6,306,098
Umicore SA	116,629	3,260,856
Warehouses De Pauw CVA	93,167	2,558,613

		68,942,653

Chile — 0.0%
Antofagasta PLC	225,143	4,186,859

China — 0.1%
BOC Hong Kong Holdings Ltd.	2,081,534	6,376,417
Budweiser Brewing Co. APAC Ltd.(c)	982,900	2,543,411
Futu Holdings Ltd., ADR(a)(b)	34,717	1,379,653
Wilmar International Ltd.	1,096,783	3,089,870

		13,389,351

Denmark — 3.0%
AP Moller - Maersk A/S, Class A	1,719	2,997,421
AP Moller - Maersk A/S, Class B	2,818	4,954,738
Carlsberg A/S, Class B	55,926	8,955,494
Chr Hansen Holding A/S	60,223	4,186,614
Coloplast A/S, Class B	66,964	8,379,615
Danske Bank A/S(b)	388,789	9,469,500
Demant A/S(b)	50,944	2,156,304
DSV A/S	105,020	22,058,553
Genmab A/S(b)	37,475	14,201,440
Novo Nordisk A/S, Class B	934,758	151,000,526
Novozymes A/S, B Shares	114,913	5,361,733
Orsted A/S(c)	107,736	10,213,618
Pandora A/S	51,798	4,629,791
ROCKWOOL A/S, B Shares	5,122	1,324,585
Tryg A/S	205,570	4,451,825
Vestas Wind Systems A/S(b)	573,529	15,248,603

		269,590,360

Finland — 1.1%
Elisa OYJ	79,528	4,245,549
Fortum OYJ	256,139	3,427,777
Kesko OYJ, B Shares	155,940	2,936,700
Kone OYJ, Class B	192,220	10,042,450
Metso OYJ	378,630	4,568,827
Neste OYJ	238,469	9,181,827
Nokia OYJ	3,021,314	12,658,870
Nordea Bank Abp	1,831,938	19,954,711
Orion OYJ, Class B	61,037	2,533,099
Sampo OYJ, A Shares	259,676	11,662,679

F U N D S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Stora Enso OYJ, R Shares	330,400	$3,833,286
UPM-Kymmene OYJ	300,850	8,964,373
Wartsila OYJ Abp	270,268	3,047,537

		97,057,685

France — 11.7%
Accor SA	104,568	3,891,125
Aeroports de Paris	16,962	2,437,304
Air Liquide SA	295,023	52,907,979
Airbus SE	334,728	48,395,568
Alstom SA	183,659	5,482,362
Amundi SA(c)	33,682	1,989,889
Arkema SA	34,276	3,232,103
AXA SA	1,035,903	30,612,304
BioMerieux	23,909	2,510,384
BNP Paribas SA	626,178	39,515,562
Bollore SE	505,343	3,151,454
Bouygues SA	116,302	3,906,982
Bureau Veritas SA	164,342	4,508,730
Capgemini SE	92,313	17,478,783
Carrefour SA	334,151	6,332,401
Cie de Saint-Gobain	276,180	16,815,595
Cie Generale des Etablissements Michelin SCA	382,399	11,311,870
Covivio SA	27,223	1,286,012
Credit Agricole SA	685,998	8,145,446
Danone SA	361,901	22,178,542
Dassault Aviation SA	14,300	2,865,021
Dassault Systemes SE	375,703	16,647,757
Edenred	140,685	9,423,695
Eiffage SA	41,502	4,333,163
Engie SA	1,029,519	17,144,501
EssilorLuxottica SA	163,926	30,911,559
Eurazeo SE	24,097	1,696,567
Gecina SA	26,302	2,805,859
Getlink SE	201,866	3,435,325
Hermes International	17,852	38,805,228
Ipsen SA	21,598	2,599,887
Kering SA	42,206	23,306,118
Klepierre SA	122,834	3,051,707
La Francaise des Jeux SAEM(c)	59,977	2,360,618
Legrand SA	150,155	14,895,954
L’Oreal SA	135,989	63,435,637
LVMH Moet Hennessy Louis Vuitton SE	155,918	147,016,988
Orange SA	1,051,419	12,287,351
Pernod Ricard SA	116,317	25,703,112
Publicis Groupe SA	129,245	10,372,718
Remy Cointreau SA	13,305	2,135,728
Renault SA	109,744	4,630,491
Safran SA	193,005	30,245,754
Sanofi	640,749	68,980,318
Sartorius Stedim Biotech	15,789	3,943,365
Schneider Electric SE	306,349	55,656,453
SEB SA	13,752	1,422,158
Societe Generale SA	413,102	10,743,235
Sodexo SA	49,593	5,461,048
Teleperformance	33,325	5,590,406
Thales SA	60,147	9,011,757
TotalEnergies SE	1,335,843	76,683,563
Unibail-Rodamco-Westfield(b)	67,339	3,551,749
Valeo	118,231	2,540,699
Veolia Environnement SA	385,534	12,204,253
Vinci SA	300,099	34,870,129

Security	Shares	Value

France (continued)
Vivendi SE	411,394	$3,776,791
Wendel SE	14,614	1,500,945
Worldline SA(b)(c)	134,244	4,916,018

		1,057,054,020

Germany — 7.9%
Adidas AG	91,314	17,726,607
Allianz SE, Registered Shares	227,335	52,951,728
BASF SE	504,724	24,521,122
Bayer AG, Registered Shares	554,735	30,707,377
Bayerische Motoren Werke AG	188,039	23,130,121
Bechtle AG	45,302	1,799,061
Beiersdorf AG	56,803	7,522,055
Brenntag SE	86,950	6,783,670
Carl Zeiss Meditec AG	22,979	2,485,051
Commerzbank AG	598,934	6,639,693
Continental AG, Class A	61,495	4,645,972
Covestro AG(a)(b)(c)	110,304	5,739,415
Daimler Truck Holding AG	280,425	10,107,114
Delivery Hero SE(b)(c)	98,107	4,328,487
Deutsche Bank AG, Registered Shares	1,094,441	11,505,601
Deutsche Boerse AG	107,906	19,921,004
Deutsche Lufthansa AG, Registered Shares(b)	331,887	3,403,019
Deutsche Post AG, Registered Shares	568,300	27,768,417
Deutsche Telekom AG, Registered Shares	1,830,174	39,931,659
E.ON SE	1,265,503	16,166,050
Evonik Industries AG	120,002	2,286,610
Fresenius Medical Care AG & Co. KGaA(a)	115,042	5,497,986
Fresenius SE & Co. KGaA	237,639	6,591,337
GEA Group AG	84,398	3,533,411
Hannover Rueck SE	33,924	7,202,015
Heidelberg Materials AG	81,391	6,693,484
HelloFresh SE(b)	93,252	2,306,371
Henkel AG & Co. KGaA	59,330	4,176,486
Infineon Technologies AG	737,401	30,367,816
Knorr-Bremse AG	41,447	3,168,358
LEG Immobilien SE(b)	42,448	2,449,197
Mercedes-Benz Group AG, Registered Shares	483,275	38,899,435
Merck KGaA	72,671	12,029,219
MTU Aero Engines AG	30,120	7,812,197
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	78,969	29,645,958
Nemetschek SE	33,179	2,477,038
Puma SE	60,278	3,632,362
Rational AG	2,816	2,039,068
Rheinmetall AG	24,531	6,720,321
RWE AG	357,015	15,557,389
SAP SE	589,634	80,548,387
Scout24 SE(c)	42,349	2,683,474
Siemens AG, Registered Shares	429,141	71,538,181
Siemens Energy AG(b)	292,346	5,169,205
Siemens Healthineers AG(c)	159,303	9,028,549
Symrise AG	74,846	7,847,790
Talanx AG(a)(b)	35,971	2,065,114
Telefonica Deutschland Holding AG	503,883	1,418,184
Volkswagen AG	16,848	2,816,124
Vonovia SE	404,229	7,894,449
Wacker Chemie AG	10,367	1,424,160
Zalando SE(b)(c)	125,441	3,617,615

		706,920,513

Hong Kong — 2.3%
AIA Group Ltd.	6,575,483	66,783,869

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
CK Asset Holdings Ltd.	1,132,089	$6,290,743
CK Hutchison Holdings Ltd.	1,513,117	9,235,070
CK Infrastructure Holdings Ltd.	354,844	1,882,122
CLP Holdings Ltd.	937,761	7,303,840
ESR Group Ltd.(c)	1,149,200	1,979,211
Galaxy Entertainment Group Ltd.(b)	1,230,058	7,836,348
Hang Lung Properties Ltd.	1,016,565	1,573,099
Hang Seng Bank Ltd.	436,548	6,223,263
Henderson Land Development Co. Ltd.	828,774	2,468,101
HKT Trust & HKT Ltd., Class SS	2,163,417	2,519,020
Hong Kong & China Gas Co. Ltd.	6,392,383	5,535,738
Hong Kong Exchanges & Clearing Ltd.	648,243	24,561,286
Hongkong Land Holdings Ltd.	635,693	2,485,718
Jardine Matheson Holdings Ltd.	90,986	4,613,916
Link REIT	1,441,691	8,026,071
MTR Corp. Ltd.	885,033	4,074,312
New World Development Co. Ltd.	839,824	2,075,665
Power Assets Holdings Ltd.	790,618	4,150,330
Sino Land Co. Ltd.	2,087,975	2,570,521
SITC International Holdings Co. Ltd.	782,000	1,431,975
Sun Hung Kai Properties Ltd.	824,588	10,418,346
Swire Pacific Ltd., Class A	265,700	2,041,287
Swire Properties Ltd.	651,536	1,605,296
Techtronic Industries Co., Ltd.	785,131	8,585,881
WH Group Ltd.(c)	4,771,607	2,541,233
Wharf Real Estate Investment Co. Ltd.	953,245	4,782,769
Xinyi Glass Holdings Ltd.	932,000	1,457,013

		205,052,043

Ireland — 1.2%
AerCap Holdings NV(b)	94,754	6,018,774
AIB Group PLC	759,146	3,194,941
Bank of Ireland Group PLC	601,584	5,743,585
CRH PLC	418,076	23,064,139
Experian PLC	519,261	19,929,743
Flutter Entertainment PLC, Class DI(b)	100,195	20,165,321
James Hardie Industries PLC(b)	250,048	6,670,267
Kerry Group PLC, Class A	89,778	8,762,609
Kingspan Group PLC	86,695	5,770,750
Smurfit Kappa Group PLC	147,745	4,931,001

		104,251,130

Isle of Man — 0.1%
Entain PLC	330,446	5,343,236

Israel — 0.6%
Azrieli Group Ltd.	22,913	1,294,486
Bank Hapoalim BM	694,713	5,729,013
Bank Leumi Le-Israel BM	844,493	6,328,290
Check Point Software Technologies Ltd.(a)(b)	54,551	6,852,697
CyberArk Software Ltd.(a)(b)	23,246	3,634,047
Elbit Systems Ltd.	14,554	3,046,337
ICL Group Ltd.	439,321	2,411,340
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	676,671	3,380,533
Mizrahi Tefahot Bank Ltd.	84,399	2,822,280
Monday.com Ltd.(b)	10,845	1,856,881
Nice Ltd.(b)	36,081	7,426,090
Teva Pharmaceutical Industries Ltd., ADR(b)	634,104	4,774,803
Tower Semiconductor Ltd.(a)(b)	59,805	2,209,145
Wix.com Ltd.(b)	32,688	2,557,509

		54,323,454

Security	Shares	Value

Italy — 2.1%
Amplifon SpA	71,089	$2,607,531
Assicurazioni Generali SpA	575,611	11,705,607
Davide Campari-Milano NV	290,567	4,027,030
DiaSorin SpA	13,776	1,435,031
Enel SpA	4,592,571	30,965,057
Eni SpA	1,310,839	18,871,344
Ferrari NV	71,175	23,270,513
FinecoBank Banca Fineco SpA	341,934	4,602,641
Infrastrutture Wireless Italiane SpA(c)	191,874	2,532,787
Intesa Sanpaolo SpA	9,097,873	23,852,355
Mediobanca Banca di Credito Finanziario SpA	311,702	3,731,851
Moncler SpA	115,700	8,005,023
Nexi SpA(b)(c)	336,986	2,643,915
Poste Italiane SpA(c)	288,642	3,126,838
Prysmian SpA	143,057	5,983,173
Recordati Industria Chimica e Farmaceutica SpA	59,698	2,851,938
Snam SpA	1,151,295	6,017,069
Telecom Italia SpA(b)	5,688,866	1,603,863
Terna - Rete Elettrica Nazionale	791,391	6,749,901
UniCredit SpA	1,041,085	24,208,940

		188,792,407

Japan — 22.1%
Advantest Corp.	108,800	14,653,617
Aeon Co. Ltd.	368,346	7,542,437
AGC, Inc.	116,248	4,182,127
Aisin Corp.	84,646	2,613,948
Ajinomoto Co., Inc.	257,254	10,248,189
ANA Holdings, Inc.(b)	92,111	2,194,110
Asahi Group Holdings Ltd.	273,502	10,611,829
Asahi Intecc Co. Ltd.	124,700	2,455,087
Asahi Kasei Corp.	701,968	4,753,077
Astellas Pharma, Inc.	1,021,843	15,217,772
Azbil Corp.	65,600	2,076,237
Bandai Namco Holdings, Inc.	337,712	7,820,501
BayCurrent Consulting, Inc.	75,400	2,835,185
Bridgestone Corp.	321,841	13,221,772
Brother Industries Ltd.	127,963	1,872,939
Canon, Inc.	563,848	14,821,660
Capcom Co. Ltd.	96,200	3,813,409
Central Japan Railway Co.	81,240	10,178,666
Chiba Bank Ltd.	295,270	1,790,560
Chubu Electric Power Co., Inc.	358,611	4,374,873
Chugai Pharmaceutical Co. Ltd.	378,530	10,780,163
Concordia Financial Group Ltd.	625,670	2,446,284
CyberAgent, Inc.	247,016	1,805,744
Dai Nippon Printing Co. Ltd.	126,768	3,600,924
Daifuku Co. Ltd.	173,528	3,573,946
Dai-ichi Life Holdings, Inc.	531,000	10,099,563
Daiichi Sankyo Co. Ltd.	1,044,462	33,187,006
Daikin Industries Ltd.	148,968	30,524,332
Daito Trust Construction Co. Ltd.	35,370	3,583,178
Daiwa House Industry Co. Ltd.	337,976	8,929,988
Daiwa House REIT Investment Corp.	1,262	2,419,691
Daiwa Securities Group, Inc.	761,652	3,924,797
Denso Corp.	244,290	16,477,874
Dentsu Group, Inc.	112,882	3,712,365
Disco Corp.	52,277	8,288,306
East Japan Railway Co.	170,444	9,451,709
Eisai Co. Ltd.	142,115	9,631,709
ENEOS Holdings, Inc.	1,626,863	5,591,886
FANUC Corp.	541,555	19,011,635
Fast Retailing Co. Ltd.	99,423	25,499,494

F U N D S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Fuji Electric Co. Ltd.	72,494	$3,191,551
FUJIFILM Holdings Corp.	211,908	12,626,145
Fujitsu Ltd.	99,904	12,935,847
GLP J-REIT	2,556	2,521,100
GMO Payment Gateway, Inc.	23,200	1,819,797
Hakuhodo DY Holdings, Inc.	129,992	1,372,179
Hamamatsu Photonics KK	80,087	3,931,742
Hankyu Hanshin Holdings, Inc.	127,363	4,211,145
Hikari Tsushin, Inc.	11,306	1,622,770
Hirose Electric Co. Ltd.	17,092	2,275,533
Hitachi Construction Machinery Co. Ltd.	61,905	1,740,614
Hitachi Ltd.	529,713	32,935,701
Honda Motor Co. Ltd.	869,435	26,338,542
Hoshizaki Corp.	59,730	2,144,466
Hoya Corp.	202,678	24,253,700
Hulic Co. Ltd.	210,567	1,804,227
Ibiden Co. Ltd.	64,400	3,664,194
Idemitsu Kosan Co. Ltd.	119,000	2,387,739
Iida Group Holdings Co. Ltd.	83,422	1,409,734
Inpex Corp.	548,100	6,021,678
Isuzu Motors Ltd.	324,282	3,933,941
ITOCHU Corp.	675,073	26,814,942
Itochu Techno-Solutions Corp.	52,500	1,330,344
Japan Airlines Co. Ltd.	80,462	1,744,694
Japan Exchange Group, Inc.	286,736	5,017,446
Japan Metropolitan Fund Invest	3,990	2,669,645
Japan Post Bank Co. Ltd.	830,500	6,476,435
Japan Post Holdings Co. Ltd.	1,239,229	8,906,643
Japan Post Insurance Co. Ltd.	109,600	1,647,169
Japan Real Estate Investment Corp.	712	2,709,570
Japan Tobacco, Inc.	676,441	14,818,103
JFE Holdings, Inc.	280,612	4,011,784
JSR Corp.	98,328	2,825,569
Kajima Corp.	241,477	3,645,967
Kansai Electric Power Co., Inc.	391,851	4,916,322
Kao Corp.	262,607	9,529,982
Kawasaki Kisen Kaisha Ltd.	78,300	1,919,915
KDDI Corp.	845,175	26,101,636
Keio Corp.	57,329	1,803,373
Keisei Electric Railway Co. Ltd.	71,287	2,954,796
Keyence Corp.	109,880	52,210,188
Kikkoman Corp.	76,664	4,378,175
Kintetsu Group Holdings Co. Ltd.	97,998	3,393,889
Kirin Holdings Co. Ltd.	438,655	6,405,540
Kobayashi Pharmaceutical Co. Ltd.	28,365	1,542,309
Kobe Bussan Co. Ltd.	85,900	2,229,544
Koei Tecmo Holdings Co. Ltd.	67,900	1,176,123
Koito Manufacturing Co. Ltd.	119,894	2,175,733
Komatsu Ltd.	521,254	14,098,884
Konami Group Corp.	53,299	2,795,054
Kose Corp.	19,159	1,841,743
Kubota Corp.	570,589	8,352,779
Kurita Water Industries Ltd.	59,729	2,293,137
Kyocera Corp.	180,900	9,834,097
Kyowa Kirin Co. Ltd.	149,897	2,778,379
Lasertec Corp.	42,400	6,407,340
Lixil Corp.	163,927	2,086,480
M3, Inc.	248,013	5,407,826
Makita Corp.	127,939	3,616,358
Marubeni Corp.	863,064	14,710,062
MatsukiyoCocokara & Co.	65,300	3,667,975
Mazda Motor Corp.	324,598	3,136,975
McDonald’s Holdings Co. Japan Ltd.(a)	47,894	1,862,056

Security	Shares	Value

Japan (continued)
MEIJI Holdings Co. Ltd.	127,068	$2,837,538
MINEBEA MITSUMI, Inc.	201,708	3,825,724
MISUMI Group, Inc.	158,456	3,190,205
Mitsubishi Chemical Group Corp.	714,309	4,296,305
Mitsubishi Corp.	699,897	33,837,851
Mitsubishi Electric Corp.	1,089,321	15,399,558
Mitsubishi Estate Co. Ltd.	634,382	7,536,657
Mitsubishi HC Capital, Inc.	499,873	2,967,949
Mitsubishi Heavy Industries Ltd.	180,305	8,421,190
Mitsubishi UFJ Financial Group, Inc.	6,447,770	47,526,989
Mitsui & Co. Ltd.	741,400	28,060,378
Mitsui Chemicals, Inc.	96,351	2,840,017
Mitsui Fudosan Co. Ltd.	510,820	10,181,357
Mitsui OSK Lines Ltd.	192,500	4,631,381
Mizuho Financial Group, Inc.	1,359,751	20,784,432
MonotaRO Co. Ltd.	143,100	1,827,446
MS&AD Insurance Group Holdings, Inc.	241,724	8,559,998
Murata Manufacturing Co. Ltd.	324,325	18,629,529
NEC Corp.	137,574	6,674,058
Nexon Co. Ltd.	221,748	4,252,387
NGK Insulators Ltd.	133,668	1,597,002
Nidec Corp.	235,720	12,989,444
Nintendo Co. Ltd.	590,020	26,898,010
Nippon Building Fund, Inc.	849	3,338,422
Nippon Express Holdings, Inc.	40,970	2,311,044
Nippon Paint Holdings Co. Ltd.	538,480	4,456,460
Nippon Prologis REIT, Inc.	1,220	2,451,957
Nippon Sanso Holdings Corp.	94,793	2,059,461
Nippon Shinyaku Co. Ltd.	28,500	1,166,042
Nippon Steel Corp.	455,356	9,530,273
Nippon Telegraph & Telephone Corp.	16,843,300	19,930,783
Nippon Yusen KK	272,766	6,057,765
Nissan Chemical Corp.	72,611	3,130,960
Nissan Motor Co. Ltd.	1,298,615	5,329,687
Nisshin Seifun Group, Inc.	108,173	1,337,109
Nissin Foods Holdings Co. Ltd.	35,241	2,913,902
Nitori Holdings Co. Ltd.	44,923	5,044,594
Nitto Denko Corp.	85,026	6,311,113
Nomura Holdings, Inc.	1,635,518	6,235,438
Nomura Real Estate Holdings, Inc.	61,958	1,473,028
Nomura Real Estate Master Fund, Inc.	2,423	2,794,647
Nomura Research Institute Ltd.	222,763	6,154,371
NTT Data Corp.	360,317	5,051,970
Obayashi Corp.	370,734	3,206,231
Obic Co. Ltd.	39,094	6,274,912
Odakyu Electric Railway Co. Ltd.	168,985	2,264,344
Oji Holdings Corp.	448,326	1,676,320
Olympus Corp.	679,212	10,748,766
Omron Corp.	99,028	6,080,494
Ono Pharmaceutical Co. Ltd.	220,431	3,977,331
Open House Group Co. Ltd.	44,700	1,613,737
Oracle Corp. Japan	21,735	1,616,511
Oriental Land Co. Ltd.	616,120	24,020,042
ORIX Corp.	662,400	12,079,652
Osaka Gas Co. Ltd.	214,108	3,281,805
Otsuka Corp.	65,282	2,542,841
Otsuka Holdings Co. Ltd.	219,855	8,064,646
Pan Pacific International Holdings Corp.	212,136	3,799,292
Panasonic Holdings Corp.	1,244,957	15,265,566
Persol Holdings Co. Ltd.	99,275	1,796,660
Rakuten Group, Inc.	805,700	2,807,484
Recruit Holdings Co. Ltd.	812,594	25,934,199
Renesas Electronics Corp.(b)	723,008	13,644,829

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Resona Holdings, Inc.	1,213,499	$5,810,200
Ricoh Co. Ltd.	315,081	2,685,081
Rohm Co. Ltd.	48,700	4,613,066
SBI Holdings, Inc.	139,897	2,698,046
SCSK Corp.	87,400	1,375,417
Secom Co. Ltd.	118,257	8,003,453
Seiko Epson Corp.	154,603	2,413,689
Sekisui Chemical Co. Ltd.	208,478	3,011,919
Sekisui House Ltd.	346,899	7,007,215
Seven & i Holdings Co. Ltd.	425,459	18,380,741
SG Holdings Co. Ltd.	181,804	2,593,302
Sharp Corp.(b)	130,969	734,408
Shimadzu Corp.	132,063	4,081,883
Shimano, Inc.	43,970	7,360,900
Shimizu Corp.	306,206	1,938,704
Shin-Etsu Chemical Co. Ltd.	1,028,630	34,374,687
Shionogi & Co. Ltd.	149,021	6,285,620
Shiseido Co. Ltd.	225,478	10,220,857
Shizuoka Financial Group, Inc.	246,501	1,780,858
SMC Corp.	32,341	17,973,893
SoftBank Corp.	1,619,000	17,299,487
SoftBank Group Corp.	581,000	27,399,726
Sompo Holdings, Inc.	176,142	7,903,355
Sony Group Corp.	712,068	64,278,496
Square Enix Holdings Co. Ltd.	49,000	2,279,864
Subaru Corp.	344,946	6,496,631
SUMCO Corp.	199,915	2,836,232
Sumitomo Chemical Co. Ltd.	850,860	2,586,112
Sumitomo Corp.	634,940	13,470,231
Sumitomo Electric Industries Ltd.	399,980	4,900,628
Sumitomo Metal Mining Co. Ltd.	138,515	4,471,565
Sumitomo Mitsui Financial Group, Inc.	736,127	31,549,975
Sumitomo Mitsui Trust Holdings, Inc.	186,426	6,613,567
Sumitomo Realty & Development Co. Ltd.	161,249	3,995,904
Suntory Beverage & Food Ltd.	79,340	2,876,211
Suzuki Motor Corp.	207,419	7,521,591
Sysmex Corp.	94,222	6,453,920
T&D Holdings, Inc.	294,406	4,317,709
Taisei Corp.	95,910	3,350,938
Takeda Pharmaceutical Co. Ltd.	893,508	28,076,297
TDK Corp.	219,074	8,544,947
Terumo Corp.	382,206	12,173,127
TIS, Inc.	129,100	3,234,642
Tobu Railway Co. Ltd.	107,798	2,890,404
Toho Co. Ltd.	61,882	2,357,054
Tokio Marine Holdings, Inc.	1,017,661	23,460,706
Tokyo Electric Power Co. Holdings, Inc.(b)	871,612	3,196,915
Tokyo Electron Ltd.	252,979	36,436,169
Tokyo Gas Co. Ltd.	223,455	4,875,256
Tokyu Corp.	295,965	3,569,594
TOPPAN, Inc.	138,200	2,986,731
Toray Industries, Inc.	791,714	4,414,129
Toshiba Corp.	233,670	7,332,410
Tosoh Corp.	143,174	1,693,480
TOTO Ltd.	80,787	2,442,708
Toyota Industries Corp.	81,900	5,867,655
Toyota Motor Corp.	5,988,045	96,240,364
Toyota Tsusho Corp.	118,881	5,941,205
Trend Micro, Inc.	74,334	3,598,245
Unicharm Corp.	227,502	8,459,631
USS Co. Ltd.	117,363	1,943,025
Welcia Holdings Co. Ltd.	52,100	1,085,199

Security	Shares	Value

Japan (continued)
West Japan Railway Co.	122,940	$5,113,327
Yakult Honsha Co. Ltd.	71,882	4,546,252
Yamaha Corp.	80,164	3,087,983
Yamaha Motor Co. Ltd.	169,927	4,885,094
Yamato Holdings Co. Ltd.	162,662	2,948,380
Yaskawa Electric Corp.	134,545	6,202,939
Yokogawa Electric Corp.	131,163	2,427,974
Z Holdings Corp.	1,490,127	3,591,339
ZOZO, Inc.	71,151	1,476,000

		1,983,791,270

Jordan — 0.0%
Hikma Pharmaceuticals PLC	90,815	2,185,440

Luxembourg — 0.2%
ArcelorMittal SA(b)	272,615	7,438,067
Eurofins Scientific SE	75,469	4,795,893
Tenaris SA	262,728	3,930,161

		16,164,121

Macau — 0.0%
Sands China Ltd.(b)	1,386,060	4,746,855

Netherlands — 4.9%
ABN AMRO Bank NV(c)	230,591	3,584,133
Adyen NV(b)(c)	12,224	21,167,909
Aegon NV	1,023,692	5,196,652
Akzo Nobel NV	96,234	7,867,434
Argenx SE(b)	31,184	12,161,623
ASM International NV	26,425	11,220,165
ASML Holding NV	227,636	165,110,936
Euronext NV(c)	48,920	3,327,288
EXOR NV	60,749	5,423,338
Ferrovial SE	278,214	8,794,922
Heineken Holding NV	64,717	5,631,806
Heineken NV	146,103	15,024,730
IMCD NV	32,536	4,682,288
ING Groep NV, Series N	2,043,792	27,553,573
JDE Peet’s NV	71,381	2,123,308
Just Eat Takeaway.com NV(b)(c)	101,677	1,558,563
Koninklijke Ahold Delhaize NV	554,115	18,891,450
Koninklijke KPN NV	1,857,851	6,632,478
Koninklijke Philips NV	523,665	11,346,588
NN Group NV	141,588	5,241,257
OCI NV	60,672	1,457,281
Prosus NV	451,795	33,086,807
QIAGEN NV(b)	127,811	5,745,102
Randstad NV	62,325	3,287,003
Stellantis NV	1,267,893	22,290,572
Universal Music Group NV	465,316	10,336,896
Wolters Kluwer NV	145,154	18,430,708

		437,174,810

New Zealand — 0.2%
Auckland International Airport Ltd.(b)	696,077	3,658,209
Fisher & Paykel Healthcare Corp. Ltd.	323,677	4,873,842
Mercury NZ Ltd.	390,325	1,560,102
Meridian Energy Ltd.	736,837	2,537,359
Spark New Zealand Ltd.	1,069,452	3,346,635
Xero Ltd.(b)	81,504	6,530,095

		22,506,242

Norway — 0.6%
Adevinta ASA(b)	164,486	1,080,889
Aker BP ASA	180,421	4,232,927
DNB Bank ASA	524,335	9,805,434

F U N D S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Equinor ASA	536,973	$15,636,034
Gjensidige Forsikring ASA	115,606	1,851,989
Kongsberg Gruppen ASA	50,951	2,315,934
Mowi ASA	249,628	3,960,604
Norsk Hydro ASA	754,951	4,500,460
Orkla ASA	428,813	3,083,346
Salmar ASA	37,451	1,509,198
Telenor ASA	399,499	4,050,731
Yara International ASA	92,262	3,259,791

		55,287,337

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares(d)	47,542	—
EDP - Energias de Portugal SA	1,650,879	8,068,944
Galp Energia SGPS SA	284,926	3,329,613
Jeronimo Martins SGPS SA	161,678	4,454,001

		15,852,558

Singapore — 1.3%
CapitaLand Ascendas REIT	1,918,775	3,872,803
CapitaLand Integrated Commercial Trust	3,030,601	4,294,777
Capitaland Investment Ltd.	1,485,330	3,649,370
City Developments Ltd.	234,678	1,170,569
DBS Group Holdings Ltd.	1,027,209	23,988,173
Genting Singapore Ltd.	3,452,425	2,407,285
Grab Holdings Ltd., Class A(a)(b)	1,060,885	3,638,836
Jardine Cycle & Carriage Ltd.	53,800	1,387,286
Keppel Corp. Ltd.	831,542	4,138,374
Mapletree Logistics Trust	1,962,841	2,360,801
Mapletree Pan Asia Commercial Trust	1,300,300	1,564,292
Oversea-Chinese Banking Corp. Ltd.	1,908,687	17,363,303
Sea Ltd., ADR(b)	207,214	12,026,701
Seatrium Ltd.(b)	23,118,421	2,144,232
Singapore Airlines Ltd.(a)	764,999	4,052,984
Singapore Exchange Ltd.	419,326	2,986,104
Singapore Technologies Engineering Ltd.	894,479	2,440,734
Singapore Telecommunications Ltd.	4,654,346	8,620,641
United Overseas Bank Ltd.	718,105	14,901,571
UOL Group Ltd.	271,899	1,295,951
Venture Corp. Ltd.	156,327	1,706,746

		120,011,533

South Africa — 0.2%
Anglo American PLC	717,512	20,430,067

Spain — 2.5%
Acciona SA	14,292	2,426,640
ACS Actividades de Construccion y Servicios SA	123,777	4,352,474
Aena SME SA(c)	42,820	6,930,274
Amadeus IT Group SA(b)	257,205	19,586,255
Banco Bilbao Vizcaya Argentaria SA	3,398,984	26,113,392
Banco Santander SA	9,290,906	34,396,219
CaixaBank SA	2,329,883	9,651,105
Cellnex Telecom SA(c)	318,574	12,871,595
Corp. ACCIONA Energias Renovables SA	38,166	1,276,847
EDP Renovaveis SA	146,304	2,923,665
Enagas SA	102,462	2,013,748
Endesa SA	181,343	3,896,631
Grifols SA (b)	172,240	2,209,638
Iberdrola SA	3,306,073	43,173,358
Industria de Diseno Textil SA	614,865	23,849,259
Naturgy Energy Group SA	83,038	2,475,401

Security	Shares	Value

Spain (continued)
Redeia Corp. SA	180,542	$3,036,179
Repsol SA	749,527	10,901,119
Telefonica SA	2,929,785	11,894,798

		223,978,597

Sweden — 3.0%
Alfa Laval AB	162,679	5,934,145
Assa Abloy AB, Class B	564,963	13,579,996
Atlas Copco AB, A Shares	1,525,672	22,025,937
Atlas Copco AB, B Shares	891,156	11,111,358
Beijer Ref AB	191,272	2,443,210
Boliden AB	153,668	4,453,014
Embracer Group AB(a)(b)	375,643	939,396
Epiroc AB, Class A	371,464	7,036,218
Epiroc AB, Class B	217,159	3,514,814
EQT AB	198,025	3,812,324
Essity AB, Class B	340,993	9,081,210
Evolution AB(c)	102,898	13,039,622
Fastighets AB Balder, B Shares(b)	352,187	1,289,561
Getinge AB, B Shares	130,593	2,291,075
H & M Hennes & Mauritz AB, B Shares	371,152	6,382,812
Hexagon AB, B Shares	1,179,117	14,503,508
Holmen AB, B Shares	53,974	1,939,864
Husqvarna AB, B Shares	230,693	2,093,207
Industrivarden AB, A Shares	72,083	1,999,168
Industrivarden AB, C Shares	85,382	2,356,086
Indutrade AB	151,649	3,422,794
Investment AB Latour, B Shares	82,304	1,633,981
Investor AB, A Shares	246,399	4,931,265
Investor AB, B Shares	982,988	19,664,746
Kinnevik AB, Class B(b)	135,505	1,879,658
L E Lundbergforetagen AB, B Shares	41,737	1,777,349
Lifco AB, B Shares	133,090	2,898,403
Nibe Industrier AB, B Shares	856,868	8,147,405
Saab AB, Class B	45,478	2,461,995
Sagax AB, Class B	108,904	2,153,603
Sandvik AB	599,581	11,706,332
Securitas AB, B Shares	275,414	2,262,182
Skandinaviska Enskilda Banken AB, Class A	910,846	10,074,186
Skanska AB, B Shares	188,192	2,640,422
SKF AB, B Shares	192,412	3,352,875
Svenska Cellulosa AB SCA, Class B	345,913	4,415,575
Svenska Handelsbanken AB, A Shares	821,773	6,880,088
Swedbank AB, A Shares	479,398	8,090,374
Swedish Orphan Biovitrum AB(b)	97,438	1,904,451
Tele2 AB, B Shares	324,074	2,680,189
Telefonaktiebolaget LM Ericsson, B Shares	1,645,221	8,938,974
Telia Co. AB	1,478,769	3,244,201
Volvo AB, A Shares	109,716	2,338,438
Volvo AB, B Shares	850,598	17,603,134
Volvo Car AB, Class B(a)(b)	345,226	1,373,559

		266,302,704

Switzerland — 10.2%
ABB Ltd., Registered Shares	885,971	34,854,838
Adecco Group AG, Registered Shares	91,352	2,991,901
Alcon, Inc.	282,160	23,408,660
Bachem Holding AG	18,481	1,613,680
Baloise Holding AG, Registered Shares	25,535	3,755,997
Banque Cantonale Vaudoise, Registered Shares	17,291	1,826,364
Barry Callebaut AG, Registered Shares	1,988	3,840,973

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
BKW AG	12,005	$2,122,483
Chocoladefabriken Lindt & Spruengli AG	565	7,103,732
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	61	7,571,257
Cie Financiere Richemont SA, Class A, Registered Shares	294,752	50,068,931
Clariant AG, Registered Shares	119,743	1,732,267
Coca-Cola HBC AG, Class DI	125,090	3,731,416
DSM-Firmenich AG(b)	98,320	10,580,626
Dufry AG, Registered Shares(b)	55,981	2,553,402
EMS-Chemie Holding AG, Registered Shares	4,006	3,035,788
Geberit AG, Registered Shares	19,244	10,085,467
Givaudan SA, Registered Shares	5,205	17,264,677
Helvetia Holding AG, Registered Shares(a)	21,080	2,857,064
Holcim AG, Registered Shares	313,011	21,099,190
Julius Baer Group Ltd.	122,114	7,706,314
Kuehne and Nagel International AG, Registered Shares	30,692	9,091,793
Logitech International SA, Registered Shares	92,859	5,542,301
Lonza Group AG, Registered Shares	42,049	25,133,214
Nestle SA, Registered Shares	1,552,814	186,790,360
Novartis AG, Registered Shares	1,157,400	116,688,381
Partners Group Holding AG	12,851	12,116,440
Roche Holding AG	414,887	127,151,928
Schindler Holding AG	22,792	5,351,712
Schindler Holding AG, Registered Shares	13,404	3,017,331
SGS SA	84,643	8,007,305
SIG Group AG	174,601	4,823,651
Sika AG, Registered Shares	82,467	23,618,596
Sonova Holding AG, Registered Shares	29,303	7,819,131
STMicroelectronics NV	385,923	19,247,286
Straumann Holding AG, Registered Shares	63,087	10,258,321
Swatch Group AG(a)	16,213	4,740,552
Swatch Group AG, Registered Shares	29,303	1,611,519
Swiss Life Holding AG, Registered Shares	17,448	10,219,066
Swiss Prime Site AG, Registered Shares	42,657	3,705,449
Swiss Re AG	170,015	17,131,190
Swisscom AG, Registered Shares	14,639	9,136,798
Temenos AG, Registered Shares	36,361	2,895,267
UBS Group AG, Registered Shares(a)	1,867,885	37,859,532
VAT Group AG(c)	15,378	6,369,783
Zurich Insurance Group AG	84,810	40,343,152

		918,475,085

United Arab Emirates — 0.0%
NMC Health PLC(b)(d)	45,379	1

United Kingdom — 13.1%
3i Group PLC	552,871	13,703,980
Abrdn PLC	1,157,976	3,215,686
Admiral Group PLC	103,740	2,747,418
Ashtead Group PLC	247,310	17,146,207
Associated British Foods PLC	199,216	5,044,718
AstraZeneca PLC	875,136	125,454,420
Auto Trader Group PLC(c)	519,243	4,031,671
Aviva PLC	1,580,011	7,949,428
BAE Systems PLC	1,724,172	20,330,117
Barclays PLC	8,779,161	17,150,874
Barratt Developments PLC	555,478	2,919,434
Berkeley Group Holdings PLC	60,212	3,001,561
BP PLC	9,991,537	58,174,466

Security	Shares	Value

United Kingdom (continued)
British American Tobacco PLC	1,199,411	$39,850,931
British Land Co. PLC	505,584	1,949,714
BT Group PLC	3,918,185	6,097,216
Bunzl PLC	190,195	7,247,958
Burberry Group PLC	216,624	5,845,265
Centrica PLC	3,229,323	5,091,806
CNH Industrial NV	576,802	8,318,993
Coca-Cola Europacific Partners PLC	115,747	7,457,579
Compass Group PLC	990,226	27,729,407
Croda International PLC	78,563	5,616,033
DCC PLC	56,360	3,152,865
Diageo PLC	1,273,152	54,734,012
Endeavour Mining PLC	105,431	2,531,993
GSK PLC	2,312,251	40,978,989
Haleon PLC	2,862,878	11,750,583
Halma PLC	213,169	6,170,246
Hargreaves Lansdown PLC	201,470	2,088,485
HSBC Holdings PLC	11,281,201	89,322,686
Imperial Brands PLC	495,712	10,972,309
Informa PLC	802,224	7,407,068
InterContinental Hotels Group PLC	98,673	6,820,915
Intertek Group PLC	92,145	4,994,985
J Sainsbury PLC	931,265	3,183,505
JD Sports Fashion PLC	1,472,476	2,735,264
Johnson Matthey PLC	101,302	2,248,873
Kingfisher PLC(a)	1,115,101	3,286,466
Land Securities Group PLC	402,198	2,940,817
Legal & General Group PLC	3,378,252	9,781,049
Lloyds Banking Group PLC	37,414,568	20,740,704
London Stock Exchange Group PLC	228,061	24,273,292
M&G PLC	1,273,439	3,099,120
Mondi PLC	277,219	4,229,365
National Grid PLC	2,076,468	27,530,560
NatWest Group PLC	3,256,737	9,954,179
Next PLC	68,941	6,045,169
Ocado Group PLC(b)	317,945	2,300,783
Pearson PLC	359,510	3,769,040
Persimmon PLC	182,312	2,375,469
Phoenix Group Holdings PLC	428,299	2,897,848
Prudential PLC	1,549,701	21,887,025
Reckitt Benckiser Group PLC	404,392	30,390,366
RELX PLC	1,074,477	35,845,280
Rentokil Initial PLC	1,425,416	11,144,905
Rolls-Royce Holdings PLC(b)	4,716,546	9,069,924
Sage Group PLC	572,053	6,719,851
Schroders PLC	455,136	2,532,206
Segro PLC	680,062	6,202,038
Severn Trent PLC	140,843	4,591,516
Shell PLC	3,866,632	115,348,067
Smith & Nephew PLC	497,032	8,018,775
Smiths Group PLC	197,575	4,133,612
Spirax-Sarco Engineering PLC	42,075	5,545,656
SSE PLC	614,944	14,420,486
St. James’s Place PLC	310,710	4,296,977
Standard Chartered PLC	1,359,105	11,824,325
Taylor Wimpey PLC	2,016,528	2,634,374
Tesco PLC	4,132,372	13,035,743
Unilever PLC	1,426,342	74,275,589
United Utilities Group PLC	381,824	4,668,746
Vodafone Group PLC	12,921,158	12,182,435

F U N D S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Whitbread PLC	112,773	$4,854,489
Wise PLC, Class A(b)	349,164	2,918,515
WPP PLC	603,113	6,321,704

		1,181,254,125

Total Common Stocks — 97.5% (Cost: $6,824,056,574)		8,770,473,729

Preferred Securities

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG	33,916	3,864,895
Dr Ing hc F Porsche AG(c)	64,231	7,979,332
Henkel AG & Co. KGaA	95,571	7,643,412
Porsche Automobil Holding SE	85,677	5,163,706
Sartorius AG	14,884	5,156,692
Volkswagen AG	117,109	15,747,959

		45,555,996

Total Preferred Securities — 0.5% (Cost: $41,959,654)		45,555,996

Total Long-Term Investments — 98.0% (Cost: $6,866,016,228)		8,816,029,725

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(e)(f)(g)	37,501,867	$37,509,367
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(e)(f)	19,161,539	19,161,539

Total Short-Term Securities — 0.6% (Cost: $56,674,593)		56,670,906

Total Investments — 98.6% (Cost: $6,922,690,821)		8,872,700,631

Other Assets Less Liabilities — 1.4%		122,254,602

Net Assets — 100.0%		$8,994,955,233

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$66,124,984	$—		$(28,624,912	)(a)	$23,045	$(13,750)	$37,509,367	37,501,867	$171,525	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,740,802	2,420,737	(a)	—		—	—	19,161,539	19,161,539	454,371		—
iShares MSCI EAFE ETF(c)	—	650,264,017		(657,835,539)		7,571,522	—	—	—	—		—

						$7,594,567	$(13,750)	$56,670,906		$625,896		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	177	09/07/23	$20,467	$718,729
Euro Stoxx 50 Index	829	09/15/23	40,096	878,880
FTSE 100 Index	285	09/15/23	27,353	161,822
SPI 200 Index	112	09/21/23	13,402	138,456

				$1,897,887

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,897,887	$—	$—	$—	$1,897,887

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$7,743,250	$—	$—	$—	$7,743,250

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,975,550	$—	$—	$—	$3,975,550

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$50,658,896

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$711,633,472	$—	$711,633,472
Austria	—	15,775,801	—	15,775,801
Belgium	—	68,942,653	—	68,942,653
Chile	—	4,186,859	—	4,186,859
China	1,379,653	12,009,698	—	13,389,351
Denmark	—	269,590,360	—	269,590,360
Finland	—	97,057,685	—	97,057,685
France	—	1,057,054,020	—	1,057,054,020
Germany	—	706,920,513	—	706,920,513
Hong Kong	—	205,052,043	—	205,052,043
Ireland	6,018,774	98,232,356	—	104,251,130
Isle of Man	—	5,343,236	—	5,343,236
Israel	19,675,937	34,647,517	—	54,323,454
Italy	—	188,792,407	—	188,792,407
Japan	1,862,056	1,981,929,214	—	1,983,791,270
Jordan	—	2,185,440	—	2,185,440
Luxembourg	—	16,164,121	—	16,164,121
Macau	—	4,746,855	—	4,746,855

F U N D S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2023	iShares MSCI EAFE International Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Netherlands	$10,918,230	$426,256,580	$—	$437,174,810
New Zealand	—	22,506,242	—	22,506,242
Norway	—	55,287,337	—	55,287,337
Portugal	—	15,852,558	—	15,852,558
Singapore	15,665,537	104,345,996	—	120,011,533
South Africa	—	20,430,067	—	20,430,067
Spain	—	223,978,597	—	223,978,597
Sweden	—	266,302,704	—	266,302,704
Switzerland	10,580,626	907,894,459	—	918,475,085
United Arab Emirates	—	—	1	1
United Kingdom	7,457,579	1,173,796,546	—	1,181,254,125
Preferred Securities
Preferred Stocks	—	45,555,996	—	45,555,996
Short-Term Securities
Money Market Funds	56,670,906	—	—	56,670,906

	$130,229,298	$8,742,471,332	$1	$8,872,700,631

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,897,887	$—	$1,897,887

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

June 30, 2023

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$266,377,081	$128,438,098	$8,816,029,725	$—
Investments, at value — Master Small Cap Index Series	—	—	—	2,722,307,719
Investments, at value — affiliated(c)	473,912	1,500,073	56,670,906	—
Cash	—	—	44,654	—
Cash pledged for futures contracts	—	—	6,626,953	—
Foreign currency, at value(d)	—	—	64,201,664	—
Receivables:
Investments sold	—	1,952,741	35,337	—
Securities lending income — affiliated	—	2	33,652	—
Capital shares sold	69,685	2,364,872	90,055,027	3,888,757
Dividends — unaffiliated	—	—	27,676,874	—
Dividends — affiliated	6,997	9,484	39,322	—
Interest — unaffiliated	3,126,268	320,656	—	—
From the Manager	—	20,183	—	—
Variation margin on futures contracts	—	—	988,477	—
Withdrawals from the Master Portfolio	—	—	—	16,758,232
Prepaid expenses	36,794	53,028	—	63,396

Total assets	270,090,737	134,659,137	9,062,402,591	2,743,018,104

LIABILITIES
Collateral on securities loaned	—	—	37,516,643	—
Payables:
Investments purchased	—	1,963,535	—	—
Accounting services fees	3,756	3,751	—	2,093
Administration fees	—	—	559,081	175,457
Capital shares redeemed	228,049	4,893,733	28,859,547	20,646,923
Custodian fees	1,540	801	—	—
Income dividend distributions	46,972	39,279	—	—
Investment advisory fees	45,662	—	147,618	—
Directors’ and Officer’s fees	1,271	982	13,671	—
Recoupment of past waived fees	6,207	—	—	—
Other accrued expenses	44,569	4,000	93,251	6,486
Professional fees	65,981	7,606	136,902	48,881
Service fees	48,583	666	102,661	94,885
Transfer agent fees	28,601	—	17,984	132,351

Total liabilities	521,191	6,914,353	67,447,358	21,107,076

Commitments and contingent liabilities
NET ASSETS	$269,569,546	$127,744,784	$8,994,955,233	$2,721,911,028

NET ASSETS CONSIST OF
Paid-in capital	$277,858,131	$140,230,283	$8,279,754,369	$2,382,179,057
Accumulated earnings (loss)	(8,288,585)	(12,485,499)	715,200,864	339,731,971

NET ASSETS	$269,569,546	$127,744,784	$8,994,955,233	$2,721,911,028

(a) Investments, at cost — unaffiliated	$273,621,951	$134,499,799	$6,866,016,227	$—
(b) Securities loaned, at value	$—	$—	$36,268,979	$—
(c) Investments, at cost — affiliated	$473,865	$1,500,073	$56,674,594	$—
(d) Foreign currency, at cost	$—	$—	$64,382,921	$—

F U N D F I N A N C I A L S T A T E M E N T S	33

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$39,370,314	$6,182,687	$1,092,410,375	$335,873,498

Shares outstanding	3,589,853	650,658	73,543,185	15,403,524

Net asset value	$10.97	$9.50	$14.85	$21.80

Shares authorized	Unlimited	Unlimited	1.208 billion	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor A
Net assets	$20,354,066	$2,698,495	$371,801,690	$197,829,285

Shares outstanding	1,856,067	283,692	25,239,071	9,069,686

Net asset value	$10.97	$9.51	$14.73	$21.81

Shares authorized	Unlimited	Unlimited	208 million	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor P
Net assets	$209,749,686	N/A	$134,030,277	$277,207,755

Shares outstanding	19,127,069	N/A	9,130,007	12,754,870

Net asset value	$10.97	N/A	$14.68	$21.73

Shares authorized	Unlimited	N/A	2 billion	2 billion

Par value	$0.001	N/A	$0.0001	$0.0001

Class K
Net assets	$95,480	$118,863,602	$7,396,712,891	$1,911,000,490

Shares outstanding	8,707	12,496,282	497,339,219	87,328,341

Net asset value	$10.97	$9.51	$14.87	$21.88

Shares authorized	Unlimited	Unlimited	1.208 billion	1.208 billion

Par value	$0.001	$0.001	$0.0001	$0.0001

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2023

	iShares Municipal Bond Index Fund	iShares Short- Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$193,452,829	$—
Dividends — affiliated	33,553	48,254	454,371	—
Interest — unaffiliated	4,280,251	2,269,912	—	—
Securities lending income — affiliated — net	—	13	171,525	—
Foreign taxes withheld	—	—	(20,045,582)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	—	—	21,976,687
Dividends — affiliated	—	—	—	713,031
Interest — unaffiliated	—	—	—	20,435
Securities lending income — affiliated — net	—	—	—	1,855,998
Foreign taxes withheld	—	—	—	(44,025)
Expenses	—	—	—	(225,226)
Fees waived	—	—	—	10,385

Total investment income	4,313,804	2,318,179	174,033,143	24,307,285

EXPENSES
Service — class specific	295,208	3,311	617,447	580,096
Investment advisory	137,924	6,416	423,248	—
Transfer agent — class specific	65,957	14,238	—	352,577
Professional	53,289	47,749	25,672	41,943
Registration	39,926	35,204	—	61,919
Printing and postage	10,746	7,908	—	5,145
Recoupment of past waived and/or reimbursed fees — class specific	5,294	—	—	—
Accounting services	4,514	4,512	—	2,518
Directors and Officer	4,139	3,596	31,076	—
Custodian	1,530	1,260	—	—
Administration	—	—	—	533,618
Administration — class specific	—	—	1,660,324	—
Miscellaneous	26,847	6,959	208	10,440

Total expenses	645,374	131,153	2,757,975	1,588,256
Less:
Fees waived and/or reimbursed by the Administrator	—	—	—	(1,526)
Fees waived and/or reimbursed by the Manager	(5,134)	(74,832)	(64,033)	—
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(11,990)	(10,297)	—	(94,589)

Total expenses after fees waived and/or reimbursed	628,250	46,024	2,693,942	1,492,141

Net investment income	3,685,554	2,272,155	171,339,201	22,815,144

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(566,018)	(1,587,414)	(84,376,499)	—
Investments — affiliated	20	—	7,594,567	—
Foreign currency transactions	—	—	(673,475)	—
Futures contracts	—	—	7,743,250	—
Net realized loss allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	—	—	30,749,245
Investments — affiliated	—	—	—	510,235
Futures contracts	—	—	—	998,074
Swaps	—	—	—	(1,884,000)

	(565,998)	(1,587,414)	(69,712,157)	30,373,554

F U N D F I N A N C I A L S T A T E M E N T S	35

Statements of Operations (unaudited) (continued)

Six Months Ended June 30, 2023

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$4,440,943	$1,276,522	$854,711,117	$—
Investments — affiliated	74	—	(13,750)	—
Foreign currency translations	—	—	(356,965)	—
Futures contracts	—	—	3,975,550	—
Net change in unrealized appreciation (depreciation) allocated from Master Small Cap Index Series on:
Investments — unaffiliated	—	—	—	152,184,242
Investments — affiliated	—	—	—	1,565,301
Futures contracts	—	—	—	327,424
Swaps	—	—	—	(195,598)

	4,441,017	1,276,522	858,315,952	153,881,369

Net realized and unrealized gain (loss)	3,875,019	(310,892)	788,603,795	184,254,923

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,560,573	$1,961,263	$959,942,996	$207,070,067

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund		iShares Short-Term TIPS Bond Index Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,685,554	$7,387,171	$2,272,155	$8,596,075
Net realized loss	(565,998)	(729,225)	(1,587,414)	(4,717,963)
Net change in unrealized appreciation (depreciation)	4,441,017	(35,793,824)	1,276,522	(8,963,607)

Net increase (decrease) in net assets resulting from operations	7,560,573	(29,135,878)	1,961,263	(5,085,495)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(570,040)	(796,740)	(198,985)	(2,804,472)
Investor A	(260,817)	(511,155)	(45,982)	(121,688)
Investor P	(2,852,022)	(6,184,204)	—	—
Class K	(1,511)	(2,763)	(2,032,614)	(5,656,150)
Return of capital
Institutional	—	—	—	(9,161)
Investor A	—	—	—	(468)
Class K	—	—	—	(20,245)

Decrease in net assets resulting from distributions to shareholders	(3,684,390)	(7,494,862)	(2,277,581)	(8,612,184)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,562,794)	(11,343,682)	(7,699,055)	44,739,190

NET ASSETS
Total increase (decrease) in net assets	(10,686,611)	(47,974,422)	(8,015,373)	31,041,511
Beginning of period	280,256,157	328,230,579	135,760,157	104,718,646

End of period	$269,569,546	$280,256,157	$127,744,784	$135,760,157

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$171,339,201	$245,816,336	$22,815,144	$35,520,785
Net realized gain (loss)	(69,712,157)	(117,015,183)	30,373,554	(45,853,774)
Net change in unrealized appreciation (depreciation)	858,315,952	(1,406,167,395)	153,881,369	(673,608,609)

Net increase (decrease) in net assets resulting from operations	959,942,996	(1,277,366,242)	207,070,067	(683,941,598)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(28,819,074)	—	(6,608,956)
Investor A	—	(8,746,128)	2	(2,784,133)
Investor P	—	(3,057,353)	—	(3,814,743)
Class K	—	(169,428,266)	—	(30,551,485)

Decrease in net assets resulting from distributions to shareholders	—	(210,050,821)	2	(43,759,317)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	290,139,641	704,872,365	(88,946,425)	(34,710,452)

NET ASSETS
Total increase (decrease) in net assets	1,250,082,637	(782,544,698)	118,123,644	(762,411,367)
Beginning of period	7,744,872,596	8,527,417,294	2,603,787,384	3,366,198,751

End of period	$8,994,955,233	$7,744,872,596	$2,721,911,028	$2,603,787,384

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Period from 11/19/18(a) to 12/31/18

Net asset value, beginning of period	$10.81		$12.16		$12.29	$12.02	$11.59		$11.48

Net investment income(b)	0.16		0.30		0.29	0.30	0.30		0.04
Net realized and unrealized gain (loss)	0.16		(1.35)		(0.11)	0.29	0.56		0.14

Net increase (decrease) from investment operations	0.32		(1.05)		0.18	0.59	0.86		0.18

Distributions(c)
From net investment income		(0.16)	(0.30)		(0.29)	(0.30)		(0.30)	(0.04)
From net realized gain	—		(0.00	)(d)	(0.02)	(0.02)		(0.13)	(0.03)

Total distributions		(0.16)	(0.30)		(0.31)	(0.32)		(0.43)	(0.07)

Net asset value, end of period	$10.97		$10.81		$12.16	$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	2.94	%(f)	(8.61)%		1.54%	4.97%		7.52%	1.56	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25	%(h)(i)	0.24%		0.25%	0.23%	0.30	%(j)	0.32	%(i)(k)(l)

Total expenses after fees waived and/or reimbursed	0.25	%(i)	0.24%		0.24%	0.22%	0.23	%(j)	0.17	%(i)(k)(l)

Net investment income	2.88	%(i)	2.75%		2.40%	2.46%		2.49%	2.74	%(i)

Supplemental Data
Net assets, end of period (000)	$39,370		$37,235		$11,794	$6,115	$477		$101

Portfolio turnover rate		4%	21%		7%	8%		24%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Annualized.
(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

(k)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(l)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18(a)

Net asset value, beginning of period	$10.81		$12.16		$12.29	$12.02	$11.59		$11.81

Net investment income(b)	0.14		0.27		0.26	0.27	0.27		0.39
Net realized and unrealized gain (loss)	0.16		(1.35)		(0.11)	0.29	0.56		(0.25)

Net increase (decrease) from investment operations	0.30		(1.08)		0.15	0.56	0.83		0.14

Distributions(c)
From net investment income		(0.14)	(0.27)		(0.26)	(0.27)		(0.27)	(0.31)
From net realized gain	—		(0.00	)(d)	(0.02)	(0.02)		(0.13)	(0.05)

Total distributions		(0.14)	(0.27)		(0.28)	(0.29)		(0.40)	(0.36)

Net asset value, end of period	$10.97		$10.81		$12.16	$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	2.81	%(f)	(8.85)%		1.28%	4.70%		7.24%	1.24%

Ratios to Average Net Assets(g)
Total expenses	0.55	%(h)	0.51%		0.53%	0.50%	0.62	%(i)	0.77	%(j)

Total expenses after fees waived and/or reimbursed	0.50	%(h)	0.50%		0.50%	0.48%	0.50	%(i)	0.41	%(j)

Net investment income	2.63	%(h)	2.45%		2.15%	2.22%		2.25%	3.36%

Supplemental Data
Net assets, end of period (000)	$20,354		$20,060		$23,348	$23,315	$23,805		$25,418

Portfolio turnover rate		4%	21%		7%	8%		24%	3%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18(a)

Net asset value, beginning of period	$10.81		$12.16		$12.29	$12.02	$11.59		$11.81

Net investment income(b)	0.14		0.27		0.26	0.27	0.27		0.39
Net realized and unrealized gain (loss)	0.16		(1.35)		(0.11)	0.29	0.56		(0.25)

Net increase (decrease) from investment operations	0.30		(1.08)		0.15	0.56	0.83		0.14

Distributions(c)
From net investment income		(0.14)	(0.27)		(0.26)	(0.27)		(0.27)	(0.31)
From net realized gain	—		(0.00	)(d)	(0.02)	(0.02)		(0.13)	(0.05)

Total distributions		(0.14)	(0.27)		(0.28)	(0.29)		(0.40)	(0.36)

Net asset value, end of period	$10.97		$10.81		$12.16	$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	2.82	%(f)	(8.84)%		1.29%	4.69%		7.25%	1.24%

Ratios to Average Net Assets(g)
Total expenses	0.50	%(h)(i)	0.49%		0.49%	0.50%	0.53	%(j)	0.77	%(k)

Total expenses after fees waived and/or reimbursed	0.49	%(i)	0.49%		0.49%	0.49%	0.50	%(j)	0.41	%(k)

Net investment income	2.64	%(i)	2.45%		2.16%	2.21%		2.26%	3.35%

Supplemental Data
Net assets, end of period (000)	$209,750		$222,859		$292,983	$316,772	$333,565		$352,137

Portfolio turnover rate		4%	21%		7%	8%		24%	3%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Annualized.
(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19		Period from 11/19/18(a) to 12/31/18

Net asset value, beginning of period	$10.81		$12.16		$12.29	$12.02	$11.59		$11.48

Net investment income(b)	0.18		0.31		0.30	0.30	0.30		0.04
Net realized and unrealized gain (loss)	0.14		(1.35)		(0.11)	0.29	0.56		0.14

Net increase (decrease) from investment operations	0.32		(1.04)		0.19	0.59	0.86		0.18

Distributions(c)
From net investment income		(0.16)	(0.31)		(0.30)	(0.30)		(0.30)	(0.04)
From net realized gain	—		(0.00	)(d)	(0.02)	(0.02)		(0.13)	(0.03)

Total distributions		(0.16)	(0.31)		(0.32)	(0.32)		(0.43)	(0.07)

Net asset value, end of period	$10.97		$10.81		$12.16	$12.29	$12.02		$11.59

Total Return(e)
Based on net asset value	2.97	%(f)	(8.58)%		1.58%	5.00%		7.57%	1.57	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.27	%(h)	0.32%		0.25%	0.24%	0.27	%(i)	0.33	%(h)(j)(k)

Total expenses after fees waived and/or reimbursed	0.20	%(h)	0.20%		0.20%	0.20%	0.20	%(i)	0.16	%(h)(j)(k)

Net investment income	3.28	%(h)	2.75%		2.45%	2.50%		2.55%	2.74	%(h)

Supplemental Data
Net assets, end of period (000)	$95		$102		$106	$107	$105		$101

Portfolio turnover rate		4%	21%		7%	8%		24%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

(k)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$9.52		$10.37		$10.30	$9.98		$9.74	$9.95

Net investment income(a)	0.14		0.63		0.46	0.25		0.15	0.22
Net realized and unrealized gain (loss)	—		(0.91)		0.07	0.23		0.30	(0.16)

Net increase (decrease) from investment operations	0.14		(0.28)		0.53	0.48		0.45	0.06

Distributions(b)
From net investment income		(0.16)	(0.57)		(0.46)	(0.16)		(0.21)	(0.26)
From net realized gain	—		—		—	(0.00	)(c)	—	(0.01)
Return of capital	—		(0.00	)(c)	—	—		—	—

Total distributions		(0.16)	(0.57)		(0.46)	(0.16)		(0.21)	(0.27)

Net asset value, end of period	$9.50		$9.52		$10.37	$10.30		$9.98	$9.74

Total Return(d)
Based on net asset value	1.47	%(e)	(2.81)%		5.18%	4.89%		4.66%	0.56%

Ratios to Average Net Assets(f)
Total expenses	0.24	%(g)	0.19%		0.29%	0.55%		3.24%	4.96%

Total expenses after fees waived and/or reimbursed	0.11	%(g)	0.08%		0.07%	0.07%		0.11%	0.09%

Net investment income	2.95	%(g)	6.44%		4.41%	2.51%		1.47%	2.19%

Supplemental Data
Net assets, end of period (000)	$6,183		$23,581		$18,004	$16,549		$721	$976

Portfolio turnover rate		25%	58%		10%	22%		45%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$9.53		$10.41		$10.34	$9.97		$9.74	$9.95

Net investment income(a)	0.16		0.54		0.40	0.07		0.19	0.20
Net realized and unrealized gain (loss)		(0.02)	(0.85)		0.10	0.39		0.23	(0.18)

Net increase (decrease) from investment operations	0.14		(0.31)		0.50	0.46		0.42	0.02

Distributions(b)
From net investment income		(0.16)	(0.57)		(0.43)	(0.09)		(0.19)	(0.22)
From net realized gain	—		—		—	(0.00	)(c)	—	(0.01)
Return of capital	—		(0.00	)(c)	—	—		—	—

Total distributions		(0.16)	(0.57)		(0.43)	(0.09)		(0.19)	(0.23)

Net asset value, end of period	$9.51		$9.53		$10.41	$10.34		$9.97	$9.74

Total Return(d)
Based on net asset value	1.42	%(e)	(3.15)%		4.89%	4.64%		4.39%	0.22%

Ratios to Average Net Assets(f)
Total expenses	0.60	%(g)	0.58%		0.71%	1.18%		3.36%	6.40%

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.36%		0.36%	0.36%		0.36%	0.36%

Net investment income	3.44	%(g)	5.46%		3.79%	0.71%		1.94%	2.00%

Supplemental Data
Net assets, end of period (000)	$2,698		$2,514		$1,908	$1,475		$737	$526

Portfolio turnover rate		25%	58%		10%	22%		45%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$9.53		$10.41		$10.34	$9.98		$9.76	$9.95

Net investment income(a)	0.17		0.58		0.49	0.12		0.25	0.31
Net realized and unrealized gain (loss)		(0.02)	(0.86)		0.04	0.36		0.21	(0.25)

Net increase (decrease) from investment operations	0.15		(0.28)		0.53	0.48		0.46	0.06

Distributions(b)
From net investment income		(0.17)	(0.60)		(0.46)	(0.12)		(0.24)	(0.24)
From net realized gain	—		—		—	(0.00	)(c)	—	(0.01)
Return of capital	—		(0.00	)(c)	—	—		—	—

Total distributions		(0.17)	(0.60)		(0.46)	(0.12)		(0.24)	(0.25)

Net asset value, end of period	$9.51		$9.53		$10.41	$10.34		$9.98	$9.76

Total Return(d)
Based on net asset value	1.55	%(e)	(2.86)%		5.19%	4.87%		4.72%	0.60%

Ratios to Average Net Assets(f)
Total expenses	0.19	%(g)	0.18%		0.28%	0.71%		2.14%	5.80%

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.06%		0.06%	0.06%		0.06%	0.06%

Net investment income	3.61	%(g)	5.88%		4.69%	1.17%		2.55%	3.13%

Supplemental Data
Net assets, end of period (000)	$118,864		$109,665		$84,806	$41,536		$16,112	$1,788

Portfolio turnover rate		25%	58%		10%	22%		45%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$13.25		$15.85	$14.68	$13.86	$11.76	$14.18

Net investment income(a)	0.28		0.41	0.41	0.30	0.42	0.42
Net realized and unrealized gain (loss)(b)	1.32		(2.64)	1.24	0.81	2.14		(2.31)

Net increase (decrease) from investment operations	1.60		(2.23)	1.65	1.11	2.56		(1.89)

Distributions(c)
From net investment income	—		(0.37)	(0.48)	(0.29)	(0.46)		(0.53)
Return of capital	—		—	—	—	—	(0.00	)(d)

Total distributions	—		(0.37)	(0.48)	(0.29)	(0.46)		(0.53)

Net asset value, end of period	$14.85		$13.25	$15.85	$14.68	$13.86	$11.76

Total Return(e)
Based on net asset value	12.08	%(f)	(14.18)%	11.28%	8.03%	21.80%		(13.37)%

Ratios to Average Net Assets(g)
Total expenses	0.09	%(h)	0.09%	0.09%	0.09%	0.08%	0.11	%(i)

Total expenses after fees waived and/or reimbursed	0.09	%(h)	0.09%	0.09%	0.09%	0.08%	0.10	%(i)

Net investment income	3.91	%(h)	3.06%	2.57%	2.35%	3.23%		3.02%

Supplemental Data
Net assets, end of period (000)	$1,092,410		$1,036,641	$1,058,978	$1,004,855	$876,551	$753,659

Portfolio turnover rate		14%	4%	3%	8%	4%		43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$13.16		$15.74	$14.58	$13.78	$11.69	$14.09

Net investment income(a)	0.26		0.38	0.36	0.27	0.39	0.38
Net realized and unrealized gain (loss)(b)	1.31		(2.63)	1.24	0.78	2.12		(2.28)

Net increase (decrease) from investment operations	1.57		(2.25)	1.60	1.05	2.51		(1.90)

Distributions(c)
From net investment income	—		(0.33)	(0.44)	(0.25)	(0.42)		(0.50)
Return of capital	—		—	—	—	—	(0.00	)(d)

Total distributions	—		(0.33)	(0.44)	(0.25)	(0.42)		(0.50)

Net asset value, end of period	$14.73		$13.16	$15.74	$14.58	$13.78	$11.69

Total Return(e)
Based on net asset value	11.93	%(f)	(14.36)%	11.01%	7.68%	21.53%		(13.57)%

Ratios to Average Net Assets(g)
Total expenses	0.34	%(h)	0.34%	0.34%	0.35%	0.35%	0.36	%(i)

Total expenses after fees waived and/or reimbursed	0.34	%(h)	0.34%	0.34%	0.35%	0.35%	0.36	%(i)

Net investment income	3.71	%(h)	2.85%	2.31%	2.11%	3.00%		2.74%

Supplemental Data
Net assets, end of period (000)	$371,802		$348,314	$385,287	$351,999	$340,750	$305,043

Portfolio turnover rate		14%	4%	3%	8%	4%		43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 08/06/18(a) to 12/31/18

Net asset value, beginning of period	$13.12		$15.69	$14.53	$13.73	$11.65	$13.87

Net investment income(b)	0.26		0.39	0.36	0.26	0.39	0.01
Net realized and unrealized gain (loss)(c)	1.30		(2.63)	1.24	0.79	2.11	(1.70)

Net increase (decrease) from investment operations	1.56		(2.24)	1.60	1.05	2.50	(1.69)

Distributions(d)
From net investment income	—		(0.33)	(0.44)	(0.25)	(0.42)	(0.53)
Return of capital	—		—	—	—	—	(0.00	)(e)

Total distributions	—		(0.33)	(0.44)	(0.25)	(0.42)	(0.53)

Net asset value, end of period	$14.68		$13.12	$15.69	$14.53	$13.73	$11.65

Total Return(f)
Based on net asset value	11.89	%(g)	(14.36)%	11.05%	7.68%	21.51%	(12.25	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.34	%(i)	0.34%	0.34%	0.37%	0.39%	0.33	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.34	%(i)	0.34%	0.34%	0.37%	0.36%	0.32	%(i)(j)

Net investment income	3.72	%(i)	2.87%	2.30%	2.08%	2.97%	0.23	%(i)

Supplemental Data
Net assets, end of period (000)	$134,030		$123,463	$153,682	$146,759	$149,612	$137,266

Portfolio turnover rate		14%	4%	3%	8%	4%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$13.27		$15.86	$14.69	$13.87	$11.76	$14.18

Net investment income(a)	0.29		0.43	0.41	0.31	0.43	0.43
Net realized and unrealized gain (loss)(b)	1.31		(2.65)	1.24	0.80	2.14		(2.31)

Net increase (decrease) from investment operations	1.60		(2.22)	1.65	1.11	2.57		(1.88)

Distributions(c)
From net investment income	—		(0.37)	(0.48)	(0.29)	(0.46)		(0.54)
Return of capital	—		—	—	—	—	(0.00	)(d)

Total distributions	—		(0.37)	(0.48)	(0.29)	(0.46)		(0.54)

Net asset value, end of period	$14.87		$13.27	$15.86	$14.69	$13.87	$11.76

Total Return(e)
Based on net asset value	12.06	%(f)	(14.07)%	11.33%	8.07%	21.94%		(13.33)%

Ratios to Average Net Assets(g)
Total expenses	0.04	%(h)	0.04%	0.04%	0.04%	0.03%	0.06	%(i)

Total expenses after fees waived and/or reimbursed	0.04	%(h)	0.04%	0.04%	0.04%	0.03%	0.05	%(i)

Net investment income	4.09	%(h)	3.19%	2.60%	2.39%	3.28%		3.12%

Supplemental Data
Net assets, end of period (000)	$7,396,713		$6,236,454	$6,929,470	$5,143,404	$6,870,922	$6,420,732

Portfolio turnover rate		14%	4%	3%	8%	4%		43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund

	Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$20.17		$25.76	$24.19	$20.46	$16.87	$19.72

Net investment income(a)	0.18		0.27	0.25	0.23	0.27	0.28
Net realized and unrealized gain (loss)	1.45		(5.52)	3.28	3.84	4.02		(2.40)

Net increase (decrease) from investment operations	1.63		(5.25)	3.53	4.07	4.29		(2.12)

Distributions(b)
From net investment income	—		(0.28)	(0.29)	(0.25)	(0.28)		(0.20)
From net realized gain	—		(0.06)	(1.67)	(0.09)	(0.42)		(0.53)

Total distributions	—		(0.34)	(1.96)	(0.34)	(0.70)		(0.73)

Net asset value, end of period	$21.80		$20.17	$25.76	$24.19	$20.46	$16.87

Total Return(c)
Based on net asset value	8.08	%(d)	(20.39)%	14.73%	19.97%	25.50%		(10.94)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.13	%(h)	0.13%	0.12%	0.16%	0.16%	0.18	%(i)

Total expenses after fees waived and/or reimbursed	0.12	%(h)	0.12%	0.12%	0.12%	0.12%	0.12	%(i)

Net investment income	1.70	%(h)	1.26%	0.93%	1.22%	1.38%		1.38%

Supplemental Data
Net assets, end of period (000)	$335,873		$390,670	$479,451	$331,429	$227,381	$200,990

Portfolio turnover rate of the Series		16%	38%	31%	27%	20%		28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the Fund’s share of the Series’ allocated allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$20.20		$25.79	$24.22	$20.49	$16.89	$19.74

Net investment income(a)	0.15		0.22	0.18	0.17	0.22	0.22
Net realized and unrealized gain (loss)	1.46		(5.52)	3.28	3.85	4.03		(2.40)

Net increase (decrease) from investment operations	1.61		(5.30)	3.46	4.02	4.25		(2.18)

Distributions(b)
From net investment income	—		(0.23)	(0.22)	(0.20)	(0.23)		(0.14)

From net realized gain	—		(0.06)	(1.67)	(0.09)	(0.42)		(0.53)

Total distributions	—		(0.29)	(1.89)	(0.29)	(0.65)		(0.67)

Net asset value, end of period	$21.81		$20.20	$25.79	$24.22	$20.49	$16.89

Total Return(c)
Based on net asset value	7.97	%(d)	(20.57)%	14.38%	19.66%	25.20%		(11.19)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.42	%(h)	0.40%	0.40%	0.41%	0.42%	0.43	%(i)

Total expenses after fees waived and/or reimbursed	0.37	%(h)	0.37%	0.37%	0.37%	0.37%	0.37	%(i)

Net investment income	1.46	%(h)	1.01%	0.66%	0.93%	1.14%		1.08%

Supplemental Data
Net assets, end of period (000)	$197,829		$194,549	$243,110	$257,905	$273,413	$254,591

Portfolio turnover rate of the Series		16%	38%	31%	27%	20%		28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the Fund’s share of the Series’ allocated allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor P

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 08/06/18(a) to 12/31/18

Net asset value, beginning of period	$20.13		$25.70	$24.14	$20.43	$16.84	$21.76

Net investment income(b)	0.15		0.22	0.18	0.18	0.22	0.17
Net realized and unrealized gain (loss)	1.45		(5.50)	3.27	3.82	4.02	(4.38)

Net increase (decrease) from investment operations	1.60		(5.28)	3.45	4.00	4.24	(4.21)

Distributions(c)
From net investment income	—		(0.23)	(0.22)	(0.20)	(0.23)	(0.19)
From net realized gain	—		(0.06)	(1.67)	(0.09)	(0.42)	(0.52)

Total distributions	—		(0.29)	(1.89)	(0.29)	(0.65)	(0.71)

Net asset value, end of period	$21.73		$20.13	$25.70	$24.14	$20.43	$16.84

Total Return(d)
Based on net asset value	7.95	%(e)	(20.57)%	14.42%	19.65%	25.25%	(19.49	)%(e)

Ratios to Average Net Assets(f)(g)(h)
Total expenses	0.38	%(i)	0.39%	0.38%	0.41%	0.40%	0.39	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.36	%(i)	0.37%	0.37%	0.37%	0.36%	0.35	%(i)(j)(k)

Net investment income	1.47	%(i)	1.01%	0.67%	0.95%	1.14%	2.12	%(i)

Supplemental Data
Net assets, end of period (000)	$277,208		$266,391	$354,746	$329,486	$301,163	$265,393

Portfolio turnover rate of the Series		16%	38%	31%	27%	20%	28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the Fund’s share of the Series’ allocated allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

(k)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$20.24		$25.84	$24.26	$20.52	$16.91	$19.77

Net investment income(a)	0.19		0.28	0.27	0.24	0.28	0.30
Net realized and unrealized gain (loss)	1.45		(5.53)	3.29	3.85	4.04		(2.43)

Net increase (decrease) from investment operations	1.64		(5.25)	3.56	4.09	4.32		(2.13)

Distributions(b)
From net investment income	—		(0.29)	(0.31)	(0.26)	(0.29)		(0.20)
From net realized gain	—		(0.06)	(1.67)	(0.09)	(0.42)		(0.53)

Total distributions	—		(0.35)	(1.98)	(0.35)	(0.71)		(0.73)

Net asset value, end of period	$21.88		$20.24	$25.84	$24.26	$20.52	$16.91

Total Return(c)
Based on net asset value	8.10	%(d)	(20.32)%	14.78%	20.00%	25.62%		(10.93)%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.07	%(h)	0.07%	0.07%	0.08%	0.08%	0.11	%(i)

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.07%	0.07%	0.07%	0.07%	0.07	%(i)

Net investment income	1.77	%(h)	1.31%	0.99%	1.26%	1.44%		1.44%

Supplemental Data
Net assets, end of period (000)	$1,911,000		$1,752,177	$2,288,892	$1,835,475	$1,502,229	$945,929

Portfolio turnover rate of the Series		16%	38%	31%	27%	20%		28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the Fund’s share of the Series’ allocated allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Index Funds, Inc. (the “Corporation”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following, each of which is a series of one of the Trust or the Corporation are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock FundsSM	iShares Municipal Bond Index Fund	Municipal Bond Index	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified
BlackRock Index Funds, Inc.	iShares MSCI EAFE International Index Fund	International Index	Diversified
	iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. At June 30, 2023, the percentage of the Series owned by Small Cap Index was 65%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) for Municipal Bond Index and BlackRock Advisors, LLC (“BAL”) for Short-Term TIPS Bond Index, International Index and Small Cap Index (“BFA” and “BAL” or together the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For Municipal Bond Index, Short-Term TIPS Bond Index and International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when International Index is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, Small Cap Index accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: International Index may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by International Index and Small Cap Index are recorded on the ex-dividend dates. Distributions from net investment income for Municipal Bond Index and Short-Term TIPS Bond Index are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. Small Cap Index’s policy is to value its financial instruments at fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees. Small Cap Index records its investment in the Series at fair value based on Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (unaudited) (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

International Index
BNP Paribas SA	$124,227	$(124,227)	$—	$—
BofA Securities, Inc.	11,257,867	(11,257,867)	—	—
Citigroup Global Markets, Inc.	1,874,101	(1,874,101)	—	—
Goldman Sachs & Co. LLC	4,274,359	(4,274,359)	—	—
HSBC Bank PLC	2,985,032	(2,985,032)	—	—
J.P. Morgan Securities LLC	2,544,454	(2,544,454)	—	—
Morgan Stanley	7,065,570	(7,065,570)	—	—
SG Americas Securities LLC	3,850,330	(3,850,330)	—	—

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (unaudited) (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

International Index (continued)
State Street Bank & Trust Co.	$1,862,056	$(1,862,056)		$—		$—
Wells Fargo Bank N.A.	430,983	(430,983)		—		—

	$36,268,979	$(36,268,979)		$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each of the Trust and the Corporation, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index

Investment advisory fees	0.10%	0.01%	0.01%

Service Fees: The Corporation and the Trust, on behalf of each Fund, entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Municipal Bond Index		Short-Term TIPS Bond Index		International Index		Small Cap Index

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor P	0.25	N/A	N/A	N/A	0.25	N/A	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor P	Total

Municipal Bond Index	$24,811	$270,397	$ 295,208
Short-Term TIPS Bond Index	3,311	—	3,311
International Index	454,201	163,246	617,447
Small Cap Index	242,280	337,816	580,096

Administration: The Corporation, on behalf of Small Cap Index and International Index, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee. For International Index, the Administrator is entitled to receive for these administrative services an annual fee of 0.08% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor P Shares and 0.03% of the average daily net assets of Class K Shares.

For the six months ended June 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

International Index	$427,347	$145,344	$52,239	$1,035,394	$ 1,660,324

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$70	$3,317	$514	$7	$ 3,908
Short-Term TIPS Bond Index	119	721	—	762	1,602
Small Cap Index	3,714	18,191	2,402	5,053	29,360

For the six months ended June 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$10,052	$9,687	$46,184	$34	$ 65,957
Short-Term TIPS Bond Index	4,309	2,340	—	7,589	14,238
Small Cap Index	115,796	101,344	81,499	53,938	352,577

Other Fees: For the six months ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

Fund Name	Investor P

Municipal Bond Index	$ 1,361
International Index	3,221
Small Cap Index	7,300

For the six months ended June 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor P

Municipal Bond Index	$—	$ 305
Small Cap Index	509	—

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Municipal Bond Index	$ 1,164
Short-Term TIPS Bond Index	719

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024, with respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2023, the Manager of International Index waived $7,285 in investment advisory fees pursuant to these arrangements.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor P	Class K

Municipal Bond Index	0.25%	0.50%	0.50%	0.20%
Short-Term TIPS Bond Index	0.11	0.36	—	0.06
Small Cap Index	0.12	0.37	0.37	0.07

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 with respect to Municipal Bond Index, Short-Term TIPS Bond Index and Small-Cap Index, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2023, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Manager	Fees Waived and/or Reimbursed by the Administrator

Municipal Bond Index	$3,970	$—
Short-Term TIPS Bond Index	74,113	—
Small Cap Index	—	1,526

With respect to International Index, the fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The Manager has contractually agreed to reimburse the Fund or provide an offsetting credit for such independent expenses through June 30, 2033. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived and/or reimbursed was $56,748.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager - class specific and transfer agent fees waived and/or reimbursed by the Manager - class specific respectively, in the Statements of Operations. For the six months ended June 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$465	$4,590	$6,902	$33	$11,990
Short-Term TIPS Bond Index	1,031	1,678	—	7,588	10,297
Small Cap Index	15,821	48,021	16,646	14,101	94,589

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.
This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 16, 2023 for Short-Term TIPS Bond Index and November 16, 2025 for Municipal Bond Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

For the six months ended June 30, 2023, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Fund Name	Institutional	Investor P

Municipal Bond Index	$281	$5,013

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Notes to Financial Statements (unaudited) (continued)

As of June 30, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	12/31/23	12/31/24	12/31/25

Municipal Bond Index
Fund Level	$1,981	$6,565	$3,970
Institutional	—	90	465
Investor A	5,974	2,466	4,590
Investor P	—	—	6,902
Class K	52	116	33

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on February 16, 2023:

Fund Name/Fund Level/Share Class	Expired 02/16/23

Short-Term TIPS Bond Index
Fund Level	$317,148
Institutional	73
Investor A	4,406
Class K	25,310

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2023, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

Short-Term TIPS Bond Index	$22
International Index	44,787

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (unaudited) (continued)

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

International Index	$143,191,878	$8,810,443	$(1,028,176)

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

Municipal Bond Index	$—	$—	$12,205,309	$24,041,297
Short-Term TIPS Bond Index	31,053,088	36,480,692	—	—
International Index	—	—	1,550,453,556	1,188,661,120

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Qualified Late-Year Losses(b)

Municipal Bond Index	$(728,724)	$—
Short-Term TIPS Bond Index	(3,700,418)	—
International Index	(1,082,744,410)	—
Small Cap Index	—	(11,240,148)

(a) Amounts available to offset future realized capital gains.

(b) The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Municipal Bond Index	$274,097,689	$1,599,673	$(8,846,369)	$(7,246,696)
Short-Term TIPS Bond Index	137,130,412	—	(7,192,240)	(7,192,240)
International Index	7,193,876,549	2,417,224,137	(736,502,168)	1,680,721,969

9.	BANK BORROWINGS

The Trust and the Corporation, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Short-Term TIPS Bond Index and International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

The Manager uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

Market Risk: Municipal Bond Index and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Municipal Bond Index and Short-Term TIPS Bond Indexmay also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited) (continued)

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Municipal Bond Index
Institutional
Shares sold	1,165,742	$12,899,974	6,716,407	$73,545,161
Shares issued in reinvestment of distributions	51,733	567,648	72,389	789,735
Shares redeemed	(1,070,654)	(11,724,323)	(4,315,388)	(46,776,153)

	146,821	$1,743,299	2,473,408	$27,558,743

Investor A
Shares sold	152,466	$1,681,185	514,295	$5,646,294
Shares issued in reinvestment of distributions	20,124	220,839	39,382	434,735
Shares redeemed	(171,529)	(1,891,683)	(617,974)	(6,755,505)

	1,061	$10,341	(64,297)	$(674,476)

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Municipal Bond Index (continued)
Investor P
Shares sold	312,358	$3,438,459	521,140	$5,825,075
Shares issued in reinvestment of distributions	259,917	2,852,364	560,086	6,186,252
Shares redeemed	(2,054,248)	(22,598,931)	(4,557,453)	(50,247,487)

	(1,481,973)	$(16,308,108)	(3,476,227)	$(38,236,160)

Class K
Shares sold	—	$—	753	$8,141
Shares issued in reinvestment of distributions	10	122	7	70
Shares redeemed	(770)	(8,448)	—	—

	(760)	$(8,326)	760	$8,211

	(1,334,851)	$(14,562,794)	(1,066,356)	$(11,343,682)

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Short-Term TIPS Bond Index
Institutional
Shares sold	247,887	$2,377,291	7,590,679	$76,299,333
Shares issued in reinvestment of distributions	20,890	200,617	283,528	2,813,945
Shares redeemed	(2,096,265)	(20,004,342)	(7,132,696)	(68,621,455)

	(1,827,488)	$(17,426,434)	741,511	$10,491,823

Investor A
Shares sold	66,786	$654,518	235,325	$2,363,513
Shares issued in reinvestment of distributions	4,250	40,850	11,509	115,009
Shares redeemed	(51,068)	(489,746)	(166,487)	(1,677,893)

	19,968	$205,622	80,347	$800,629

Class K
Shares sold	2,446,447	$23,466,981	6,403,479	$63,780,360
Shares issued in reinvestment of distributions	209,416	2,013,067	565,093	5,642,604
Shares redeemed	(1,665,846)	(15,958,291)	(3,612,033)	(35,976,226)

	990,017	$9,521,757	3,356,539	$33,446,738

	(817,503)	$(7,699,055)	4,178,397	$44,739,190

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

International Index
Institutional
Shares sold	12,230,538	$176,147,454	44,830,303	$599,799,146
Shares issued in reinvestment of distributions	—	—	1,990,031	27,339,792
Shares redeemed	(16,898,596)	(236,861,878)	(35,425,519)	(467,004,260)

	(4,668,058)	$(60,714,424)	11,394,815	$160,134,678

Investor A
Shares sold	3,694,392	$52,667,579	9,154,580	$124,407,393
Shares issued in reinvestment of distributions	—	—	615,903	8,412,911
Shares redeemed	(4,920,701)	(69,709,054)	(7,780,497)	(105,168,005)

	(1,226,309)	$(17,041,475)	1,989,986	$27,652,299

Investor P
Shares sold	241,918	$3,441,335	444,880	$5,951,609
Shares issued in reinvestment of distributions	—	—	223,905	3,052,600
Shares redeemed	(525,374)	(7,478,126)	(1,052,740)	(14,165,561)

	(283,456)	$(4,036,791)	(383,955)	$(5,161,352)

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

International Index (continued)
Class K
Shares sold	108,379,987	$1,540,183,067	145,986,650	$2,008,193,642
Shares issued in reinvestment of distributions	—	—	12,034,067	165,580,695
Shares redeemed	(81,095,319)	(1,168,250,736)	(124,798,602)	(1,651,527,597)

	27,284,668	$371,932,331	33,222,115	$522,246,740

	21,106,845	$290,139,641	46,222,961	$704,872,365

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Small Cap Index
Institutional
Shares sold	2,231,741	$46,468,032	7,797,928	$169,143,081
Shares issued in reinvestment of distributions	—	—	315,848	6,543,993
Shares redeemed	(6,196,600)	(126,490,787)	(7,360,277)	(159,895,204)

	(3,964,859)	$(80,022,755)	753,499	$15,791,870

Investor A
Shares sold	851,831	$18,013,729	2,622,705	$58,016,949
Shares issued in reinvestment of distributions	—	—	131,542	2,720,059
Shares redeemed	(1,412,232)	(29,745,850)	(2,548,942)	(55,990,710)

	(560,401)	$(11,732,121)	205,305	$4,746,298

Investor P
Shares sold	363,831	$7,612,875	828,931	$18,359,829
Shares issued in reinvestment of distributions	—	—	185,136	3,812,087
Shares redeemed	(843,393)	(17,685,977)	(1,583,069)	(34,375,275)

	(479,562)	$(10,073,102)	(569,002)	$(12,203,359)

Class K
Shares sold	12,601,959	$264,091,605	31,164,847	$677,677,385
Shares issued in reinvestment of distributions	—	—	1,469,932	30,510,791
Shares redeemed	(11,854,099)	(251,210,052)	(34,633,557)	(751,233,437)

	747,860	$12,881,553	(1,998,778)	$(43,045,261)

	(4,256,962)	$(88,946,425)	(1,608,976)	$(34,710,452)

As of June 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor P	Class K

Municipal Bond Index	8,707	871	871	8,707
International Index	—	—	14,420	—
Small Cap Index	—	—	9,191	—

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Series Portfolio Information as of June 30, 2023	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

iShares Russell 2000 ETF	1.0%

Super Micro Computer, Inc.	0.5

SPS Commerce, Inc.	0.3

Rambus, Inc.	0.3

Chart Industries, Inc.	0.3

Novanta, Inc.	0.3

Chord Energy Corp.	0.3

Light & Wonder, Inc., Class A	0.3

ChampionX Corp.	0.3

Atkore, Inc.	0.3

SECTOR ALLOCATION

Sector	Percent of Net Assets

Industrials	17.1%

Health Care	16.6

Financials	14.4

Information Technology	13.5

Consumer Discretionary	10.4

Energy	6.7

Real Estate	5.9

Materials	4.5

Consumer Staples	3.4

Utilities	3.0

Communication Services	2.5

Investment Companies	1.0

Short-Term Securities	8.7

Liabilities in Excess of Other Assets	(7.7)

S E R I E S P O R T F O L I O I N F O R M A T I O N	67

Schedule of Investments (unaudited) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising Agencies(a) — 0.1%
Advantage Solutions, Inc.(b)	151,250	$353,925
Boston Omaha Corp., Class A(b)	40,558	763,301
Cardlytics, Inc.	59,469	375,844
Clear Channel Outdoor Holdings, Inc.	629,861	862,910
Emerald Holding, Inc.	24,352	99,843
QuinStreet, Inc.	91,207	805,358
Thryv Holdings, Inc.	53,127	1,306,924
Viad Corp.	36,616	984,238

		5,552,343

Aerospace — 0.1%
Macerich Co.	376,711	4,245,533

Aerospace & Defense — 1.0%
AAR Corp.(a)	59,411	3,431,578
Aerojet Rocketdyne Holdings, Inc.(a)	137,496	7,544,406
AeroVironment, Inc.(a)	43,297	4,428,417
AerSale Corp.(a)	44,969	661,044
Archer Aviation, Inc., Class A(a)(b)	266,034	1,096,060
Astronics Corp.(a)	45,834	910,263
Cadre Holdings, Inc.	34,293	747,587
Ducommun, Inc.(a)	18,951	825,695
Eve Holding, Inc.(b)	29,150	305,492
Kaman Corp.	47,868	1,164,628
Kratos Defense & Security Solutions, Inc.(a)	216,422	3,103,492
Leonardo DRS, Inc.(a)(b)	86,818	1,505,424
Moog, Inc., Class A	49,219	5,336,816
National Presto Industries, Inc.	8,872	649,430
Park Aerospace Corp.	34,710	478,998
Parsons Corp.(a)	70,969	3,416,448
Redwire Corp.(a)(b)	23,036	58,742
Rocket Lab USA, Inc.(a)(b)	483,837	2,903,022
Terran Orbital Corp.(a)(b)	147,132	220,698
Triumph Group, Inc.(a)	113,107	1,399,134
V2X, Inc.(a)(b)	20,528	1,017,368
Virgin Galactic Holdings, Inc.(a)(b)	438,104	1,699,844

		42,904,586

Agriculture, Fishing & Ranching — 0.2%
Alico, Inc.(b)	11,837	301,370
Andersons, Inc.	55,706	2,570,832
Cadiz, Inc.(a)(b)	68,917	279,803
Calavo Growers, Inc.	29,568	858,063
Cal-Maine Foods, Inc.	65,517	2,948,265
Fresh Del Monte Produce, Inc.	57,512	1,478,634
Fresh Market, Inc.(c)	25,020	—
GrowGeneration Corp.(a)(b)	102,530	348,602

		8,785,569

Air Transport — 0.6%
Air Transport Services Group, Inc.(a)	98,534	1,859,337
Allegiant Travel Co.(a)	27,479	3,470,048
Frontier Group Holdings, Inc.(a)(b)	64,162	620,446
Hawaiian Holdings, Inc.(a)	91,568	986,187
JetBlue Airways Corp.(a)	564,894	5,004,961
Joby Aviation, Inc.(a)(b)	482,945	4,955,016
SkyWest, Inc.(a)(b)	83,647	3,406,106

Security	Shares	Value

Air Transport (continued)
Spirit Airlines, Inc.	189,949	$3,259,525
Sun Country Airlines Holdings, Inc.(a)	64,799	1,456,681

		25,018,307

Airlines(a) — 0.0%
Blade Air Mobility, Inc.	98,523	388,181
Diversey Holdings Ltd.(b)	138,841	1,164,876

		1,553,057

Alternative Energy — 0.5%
Ameresco, Inc., Class A(a)(b)	56,261	2,735,972
Centrus Energy Corp., Class A(a)(b)	18,214	593,048
Green Brick Partners, Inc.(a)	45,794	2,601,099
Green Plains, Inc.(a)(b)	51,340	1,655,202
Permian Resources Corp.	440,560	4,828,538
REX American Resources Corp.(a)	26,807	933,152
Sitio Royalties Corp., Class A	140,379	3,687,756
Sunnova Energy International, Inc.(a)(b)	175,026	3,204,726

		20,239,493

Aluminum — 0.2%
Arconic Corp.(a)(b)	170,957	5,056,908
Century Aluminum Co.(a)	93,761	817,596
Kaiser Aluminum Corp.	27,767	1,989,228

		7,863,732

Asset Management & Custodian — 0.8%
Artisan Partners Asset Management, Inc., Class A	104,092	4,091,856
AssetMark Financial Holdings, Inc.(a)	38,320	1,136,571
B. Riley Financial, Inc.(b)	32,834	1,509,707
Brightsphere Investment Group, Inc.	56,922	1,192,516
Cohen & Steers, Inc.	45,210	2,621,728
Diamond Hill Investment Group, Inc.	4,899	839,199
Focus Financial Partners, Inc., Class A(a)	102,164	5,364,632
GCM Grosvenor, Inc., Class A	71,690	540,543
Hamilton Lane, Inc., Class A	63,562	5,083,689
Open Lending Corp., Class A(a)	175,533	1,844,852
PJT Partners, Inc., Class A	42,056	2,928,780
Sculptor Capital Management, Inc.	40,728	359,628
Silvercrest Asset Management Group, Inc., Class A	15,320	310,230
StepStone Group, Inc., Class A	95,427	2,367,544
Virtus Investment Partners, Inc.	12,099	2,389,189
WisdomTree, Inc.	213,451	1,464,274

		34,044,938

Auto Components(a) — 0.1%
Holley, Inc.	94,054	384,681
Luminar Technologies, Inc.(b)	472,312	3,249,506
Solid Power, Inc.(b)	270,631	687,403

		4,321,590

Auto Parts — 1.0%
Adient PLC(a)	164,685	6,310,729
American Axle & Manufacturing Holdings, Inc.(a)	198,223	1,639,304
CarParts.com, Inc.(a)	88,102	374,433
Dana, Inc.	225,589	3,835,013
Dorman Products, Inc.(a)	45,412	3,579,828
Fisker, Inc.(a)(b)	340,021	1,917,718
Fox Factory Holding Corp.(a)(b)	73,521	7,977,764
Gentherm, Inc.(a)	57,717	3,261,588
Livewire Group, Inc.(b)	16,902	199,613
Standard Motor Products, Inc.	35,765	1,341,903

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Auto Parts (continued)
Stoneridge, Inc.(a)(b)	46,783	$881,860
Visteon Corp.(a)	48,587	6,977,579
Workhorse Group, Inc.(a)(b)	312,105	272,031
XPEL, Inc.(a)	39,060	3,289,633

		41,858,996

Auto Services — 0.2%
Goodyear Tire & Rubber Co.(a)	486,307	6,652,680

Back Office Support, HR & Consulting — 1.7%
ASGN, Inc.(a)	83,608	6,323,273
Barrett Business Services, Inc.	11,758	1,025,298
CBIZ, Inc.(a)	85,352	4,547,554
Conduent, Inc.(a)	302,284	1,027,765
CRA International, Inc.	11,850	1,208,700
DHI Group, Inc.(a)	77,446	296,618
ExlService Holdings, Inc.(a)	56,271	8,500,297
Forrester Research, Inc.(a)	20,819	605,625
Hackett Group, Inc.	44,838	1,002,129
Heidrick & Struggles International, Inc.	35,204	931,850
HireQuest, Inc.(b)	8,825	229,715
Huron Consulting Group, Inc.(a)	33,558	2,849,410
ICF International, Inc.	32,944	4,097,904
Insperity, Inc.	63,517	7,555,982
Kelly Services, Inc., Class A	57,481	1,012,240
Kforce, Inc.	33,732	2,113,647
Korn Ferry	91,437	4,529,789
Liquidity Services, Inc.(a)	41,804	689,766
Maximus, Inc.	105,864	8,946,567
NV5 Global, Inc.(a)	23,716	2,627,021
Resources Connection, Inc.	57,287	899,979
Target Hospitality Corp.(a)(b)	53,792	721,889
TriNet Group, Inc.(a)(b)	65,509	6,221,390
TrueBlue, Inc.(a)	55,484	982,622
TTEC Holdings, Inc.	33,800	1,143,792

		70,090,822

Banks — 0.0%
John Marshall Bancorp, Inc.	21,461	431,151
USCB Financial Holdings, Inc.(a)(b)	16,653	169,861

		601,012

Banks: Diversified — 6.8%
1st Source Corp.	28,490	1,194,586
ACNB Corp.	13,052	432,935
AlTi Global, Inc.	33,757	258,579
Ambac Financial Group, Inc.(a)	75,816	1,079,620
Amerant Bancorp, Inc.	46,905	806,297
American National Bankshares, Inc.	17,485	506,715
Ameris Bancorp	114,074	3,902,472
Ames National Corp.	10,427	187,999
Arrow Financial Corp.	24,027	483,904
Associated Banc-Corp	262,276	4,256,739
Atlantic Union Bankshares Corp.	119,469	3,100,221
Axos Financial, Inc.(a)	98,583	3,888,114
Banc of California, Inc.	83,135	962,703
BancFirst Corp.	38,118	3,506,856
Banco Latinoamericano de Comercio Exterior SA, Class E	46,519	1,026,209
Bancorp, Inc.(a)(b)	79,613	2,599,364
Bank First Corp.	16,025	1,333,280
Bank of Hawaii Corp.	29,624	1,221,398
Bank of Marin Bancorp	27,474	485,466
Bank of NT Butterfield & Son Ltd.	86,459	2,365,518

Security	Shares	Value

Banks: Diversified (continued)
Bank7 Corp.	3,555	$87,204
BankUnited, Inc.	115,702	2,493,378
Bankwell Financial Group, Inc.	8,704	212,204
Banner Corp.	52,372	2,287,085
Bar Harbor Bankshares	25,201	620,953
BayCom Corp.	19,853	331,148
BCB Bancorp, Inc.	25,133	295,061
Berkshire Hills Bancorp, Inc.	62,941	1,304,767
Blue Ridge Bankshares, Inc.	27,394	242,437
Bridgewater Bancshares, Inc.(a)	35,658	351,231
Burke & Herbert Financial Services Corp.	10,305	661,581
Business First Bancshares, Inc.	43,405	654,113
Byline Bancorp, Inc.	42,606	770,743
C&F Financial Corp.	4,521	242,778
Cadence Bank	238,271	4,679,642
Cambridge Bancorp	13,151	714,231
Camden National Corp.	24,503	758,858
Capital Bancorp, Inc.	13,728	248,477
Capital City Bank Group, Inc.	24,250	743,020
Capitol Federal Financial, Inc.	219,292	1,353,032
Capstar Financial Holdings, Inc.	34,310	420,984
Carter Bankshares, Inc.(a)	41,122	608,194
Cathay General Bancorp	121,734	3,918,617
Central Pacific Financial Corp.	36,134	567,665
Central Valley Community Bancorp	14,679	226,791
Chemung Financial Corp.	4,497	172,730
ChoiceOne Financial Services, Inc.	9,928	228,344
Citizens & Northern Corp.	25,956	500,951
Citizens Financial Services, Inc.(b)	6,911	514,662
City Holding Co.	21,934	1,973,841
Civista Bancshares, Inc.	24,583	427,744
CNB Financial Corp.	33,660	594,099
Coastal Financial Corp.(a)(b)	19,088	718,663
Codorus Valley Bancorp, Inc.	13,144	257,754
Colony Bankcorp, Inc.	25,286	238,194
Columbia Financial, Inc.(a)(b)	53,646	927,539
Community Bank System, Inc.	80,268	3,762,964
Community Financial Corp.	6,118	165,737
Community Trust Bancorp, Inc.	26,906	957,046
ConnectOne Bancorp, Inc.	65,684	1,089,698
CrossFirst Bankshares, Inc.(a)	75,797	757,970
Customers Bancorp, Inc.(a)	48,620	1,471,241
CVB Financial Corp.	207,979	2,761,961
Eagle Bancorp, Inc.	46,781	989,886
Eastern Bankshares, Inc.	270,401	3,317,820
Enterprise Bancorp, Inc.	16,303	471,809
Enterprise Financial Services Corp.	63,032	2,464,551
Equity Bancshares, Inc., Class A	25,565	582,371
Esquire Financial Holdings, Inc.	11,728	536,439
ESSA Bancorp, Inc.	11,333	169,428
Evans Bancorp, Inc.	7,193	179,321
Farmers & Merchants Bancorp, Inc.	22,896	515,389
Farmers National Banc Corp.	63,507	785,582
FB Financial Corp.	64,304	1,803,727
Fidelity D&D Bancorp, Inc.	7,191	349,411
Financial Institutions, Inc.	25,606	403,038
First Bancorp, Inc.	15,345	373,497
First BanCorp./Puerto Rico	279,624	3,417,005
First Bancorp/Southern Pines NC	59,175	1,760,456
First Bancshares, Inc.	52,346	1,352,621
First Bank	24,595	255,296
First Busey Corp.	91,267	1,834,467

S E R I E S S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
First Business Financial Services, Inc.	13,674	$403,246
First Commonwealth Financial Corp.	139,403	1,763,448
First Community Bankshares, Inc.	30,185	897,400
First Community Corp.	9,878	171,482
First Financial Bancorp	152,970	3,126,707
First Financial Bankshares, Inc.	227,104	6,470,193
First Financial Corp.	18,853	612,157
First Foundation, Inc.	87,989	349,316
First Interstate BancSystem, Inc., Class A	145,838	3,476,778
First Merchants Corp.	102,925	2,905,573
First Mid Bancshares, Inc.	33,235	802,293
First of Long Island Corp.	38,776	466,088
First Western Financial, Inc.(a)	12,197	226,864
Five Star Bancorp	21,940	490,798
FS Bancorp, Inc.	8,547	257,008
Fulton Financial Corp.	282,454	3,366,852
FVCBankcorp, Inc.(a)(b)	26,676	287,301
German American Bancorp, Inc.	48,758	1,325,242
Glacier Bancorp, Inc.	194,101	6,050,128
Guaranty Bancshares, Inc.	14,529	393,445
Hancock Whitney Corp.	149,249	5,728,177
Hanmi Financial Corp.	35,695	532,926
HarborOne Bancorp, Inc.	75,960	659,333
HBT Financial, Inc.	21,913	404,076
Heartland Financial USA, Inc.	72,316	2,015,447
Heritage Commerce Corp.	104,325	863,811
Hippo Holdings, Inc.(a)(b)	19,992	330,468
Home BancShares, Inc.	331,328	7,554,278
Hope Bancorp, Inc.	162,875	1,371,407
Horizon Bancorp, Inc.	74,515	775,701
Independent Bank Corp.	99,633	3,496,505
Independent Bank Group, Inc.	62,192	2,147,490
International Bancshares Corp.	92,578	4,091,948
Lakeland Bancorp, Inc.	108,179	1,448,517
Lakeland Financial Corp.	40,185	1,949,776
LCNB Corp.	11,427	168,663
Live Oak Bancshares, Inc.(b)	59,380	1,562,288
Luther Burbank Corp.	24,183	215,712
Macatawa Bank Corp.	45,275	420,152
MainStreet Bancshares, Inc.	7,653	173,417
Mercantile Bank Corp.	26,021	718,700
Merchants Bancorp(b)	28,433	727,316
Metrocity Bankshares, Inc.	32,305	577,936
Metropolitan Bank Holding Corp.(a)	17,970	624,098
Mid Penn Bancorp, Inc.	24,430	539,414
Middlefield Banc Corp.	11,054	296,247
Midland States Bancorp, Inc.	36,068	718,114
MVB Financial Corp.	19,933	420,188
National Bank Holdings Corp., Class A	51,138	1,485,048
National Bankshares, Inc.	6,715	196,011
NBT Bancorp, Inc.	64,164	2,043,623
Nicolet Bankshares, Inc.(b)	22,593	1,534,291
Northeast Bank	13,365	556,920
Northeast Community Bancorp, Inc.	18,435	274,313
Norwood Financial Corp.	10,283	303,657
Oak Valley Bancorp	9,346	235,426
OFG Bancorp	71,865	1,874,239
Old National Bancorp	509,872	7,107,616
Old Second Bancorp, Inc.	76,203	995,211
Orange County Bancorp, Inc.	7,410	274,170
Origin Bancorp, Inc.	49,500	1,450,350
Orrstown Financial Services, Inc.	16,163	309,521

Security	Shares	Value

Banks: Diversified (continued)
Pacific Premier Bancorp, Inc.	132,968	$2,749,778
PacWest Bancorp(b)	207,816	1,693,700
Park National Corp.	24,496	2,506,431
Parke Bancorp, Inc.	17,784	302,150
PCB Bancorp	20,704	304,556
Peapack-Gladstone Financial Corp.	30,682	830,869
Penns Woods Bancorp, Inc.	8,400	210,252
Peoples Bancorp, Inc.	58,580	1,555,299
Peoples Financial Services Corp.	10,766	471,443
Pioneer Bancorp, Inc.(a)(b)	20,117	180,047
Plumas Bancorp	7,842	279,881
Ponce Financial Group, Inc.(a)	34,079	296,147
Preferred Bank/Los Angeles CA	12,747	700,958
Primis Financial Corp.	39,363	331,436
Princeton Bancorp, Inc.	6,253	170,832
Provident Financial Services, Inc.	110,654	1,808,086
QCR Holdings, Inc.	29,391	1,205,913
RBB Bancorp	27,586	329,377
Red River Bancshares, Inc.	7,783	382,457
Renasant Corp.	83,410	2,179,503
Republic Bancorp, Inc., Class A	14,675	623,687
S&T Bancorp, Inc.	52,403	1,424,838
Sandy Spring Bancorp, Inc.	77,199	1,750,873
Seacoast Banking Corp. of Florida	124,655	2,754,875
ServisFirst Bancshares, Inc.	87,532	3,581,809
Shore Bancshares, Inc.	33,823	390,994
Sierra Bancorp	23,543	399,525
Simmons First National Corp., Class A	184,109	3,175,880
SmartFinancial, Inc.	25,879	556,657
South Plains Financial, Inc.	19,479	438,472
Southern First Bancshares, Inc.(a)	13,074	323,581
Southern States Bancshares, Inc.(b)	9,707	204,818
Southside Bancshares, Inc.	48,411	1,266,432
SouthState Corp.	132,163	8,696,325
Stellar Bancorp, Inc.	85,114	1,948,259
Stock Yards Bancorp, Inc.	48,351	2,193,685
Summit Financial Group, Inc.	17,559	362,769
Texas Capital Bancshares, Inc.(a)(b)	83,914	4,321,571
Third Coast Bancshares, Inc.(a)	22,224	352,695
Timberland Bancorp, Inc.	10,141	259,407
Tompkins Financial Corp.	23,429	1,304,995
Towne Bank	122,255	2,841,206
TriCo Bancshares	54,402	1,806,146
Triumph Financial, Inc.(a)(b)	39,212	2,380,953
TrustCo Bank Corp. NY	29,053	831,206
Trustmark Corp.	95,350	2,013,792
UMB Financial Corp.	76,515	4,659,763
United Bankshares, Inc.	225,322	6,685,304
United Community Banks, Inc.	169,357	4,232,231
Unity Bancorp, Inc.	12,604	297,328
Univest Financial Corp.	48,916	884,401
Valley National Bancorp	751,573	5,824,691
Veritex Holdings, Inc.	73,782	1,322,911
Virginia National Bankshares Corp.	6,112	196,501
Washington Trust Bancorp, Inc.	29,879	801,056
WesBanco, Inc.	99,903	2,558,516
West BanCorp, Inc.	27,302	502,630
Westamerica BanCorp	39,538	1,514,305

		284,665,443

Banks: Savings, Thrift & Mortgage Lending — 0.5%
Amalgamated Financial Corp.	30,335	488,090
Brookline Bancorp, Inc.	127,149	1,111,282

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Savings, Thrift & Mortgage Lending (continued)
Finance of America Cos., Inc., Class A(a)	85,338	$162,996
Flushing Financial Corp.	48,559	596,790
Great Southern Bancorp, Inc.	15,708	796,867
Greene County Bancorp, Inc.(b)	11,935	355,663
Heritage Financial Corp.	58,885	952,170
Hingham Institution for Savings	2,712	578,144
Home Bancorp, Inc.	12,514	415,590
Home Point Capital, Inc.	7,506	17,414
HomeStreet, Inc.	31,841	188,499
Kearny Financial Corp.	101,333	714,398
Northfield Bancorp, Inc.	72,912	800,574
Northwest Bancshares, Inc.	184,801	1,958,891
OceanFirst Financial Corp.	102,297	1,597,879
Premier Financial Corp.	63,024	1,009,645
Southern Missouri Bancorp, Inc.	15,159	582,864
Sterling Bancorp, Inc.(a)	33,926	185,575
Washington Federal, Inc.	102,537	2,719,281
Waterstone Financial, Inc.	33,007	478,271
WSFS Financial Corp.	94,352	3,558,957

		19,269,840

Beverage: Soft Drinks — 0.3%
Coca-Cola Consolidated, Inc.	8,233	5,236,353
Duckhorn Portfolio, Inc.(a)	75,871	984,047
National Beverage Corp.(a)	41,207	1,992,358
Primo Water Corp.	269,668	3,381,637
Zevia PBC, Class A(a)	41,042	176,891

		11,771,286

Biotechnology — 7.5%
2seventy bio, Inc.(a)	86,765	878,062
4D Molecular Therapeutics, Inc.(a)	54,868	991,465
89bio, Inc.(a)	106,834	2,024,504
Aadi Bioscience, Inc.(a)	28,957	198,066
Acrivon Therapeutics, Inc.(a)	13,494	174,882
Actinium Pharmaceuticals, Inc.(a)	43,644	323,838
Adicet Bio, Inc.(a)	49,237	119,646
ADMA Biologics, Inc.(a)	366,871	1,353,754
Aerovate Therapeutics, Inc.(a)	17,055	292,493
Agenus, Inc.(a)	595,899	953,438
Agios Pharmaceuticals, Inc.(a)(b)	95,140	2,694,365
Akero Therapeutics, Inc.(a)	77,650	3,625,478
Aldeyra Therapeutics, Inc.(a)(b)	79,842	669,874
Alector, Inc.(a)	111,861	672,285
Allakos, Inc.(a)	113,371	494,298
Allogene Therapeutics, Inc.(a)(b)	145,115	721,222
Allovir, Inc.(a)(b)	71,947	244,620
Alpine Immune Sciences, Inc.(a)	54,874	564,105
Altimmune, Inc.(a)(b)	83,966	296,400
ALX Oncology Holdings, Inc.(a)	38,942	292,454
Amicus Therapeutics, Inc.(a)	485,348	6,095,971
Amylyx Pharmaceuticals, Inc.(a)	87,769	1,893,177
AnaptysBio, Inc.(a)	32,638	663,857
Anavex Life Sciences Corp.(a)(b)	123,196	1,001,583
ANI Pharmaceuticals, Inc.(a)	22,502	1,211,283
Annexon, Inc.(a)	74,981	263,933
Arbutus Biopharma Corp.(a)(b)	214,824	494,095
Arcellx, Inc.(a)	65,490	2,070,794
Arcturus Therapeutics Holdings, Inc.(a)	41,024	1,176,568
Arcus Biosciences, Inc.(a)	92,055	1,869,637
Arcutis Biotherapeutics, Inc.(a)	89,680	854,650
Ardelyx, Inc.(a)	366,497	1,242,425
ARS Pharmaceuticals, Inc.(a)	40,466	271,122

Security	Shares	Value

Biotechnology (continued)
Arvinas, Inc.(a)(b)	86,115	$2,137,374
Astria Therapeutics, Inc.(a)	42,872	357,124
Atara Biotherapeutics, Inc.(a)	160,829	258,935
Aura Biosciences, Inc.(a)	47,602	587,885
Aurinia Pharmaceuticals, Inc.(a)	233,839	2,263,562
Avid Bioservices, Inc.(a)	107,001	1,494,804
Avidity Biosciences, Inc.(a)(b)	122,826	1,362,140
Avita Medical, Inc.(a)	43,019	731,753
Beam Therapeutics, Inc.(a)(b)	118,454	3,782,236
BioAtla, Inc.(a)	73,127	219,381
BioCryst Pharmaceuticals, Inc.(a)(b)	329,346	2,318,596
Biohaven Ltd.(a)	101,370	2,424,770
Biomea Fusion, Inc.(a)(b)	34,283	752,512
BioVie, Inc.(a)	7,448	32,101
Bioxcel Therapeutics, Inc.(a)	33,014	219,873
Bluebird Bio, Inc.(a)(b)	188,802	621,159
Blueprint Medicines Corp.(a)	105,197	6,648,450
Bridgebio Pharma, Inc.(a)	198,284	3,410,485
Cabaletta Bio, Inc.(a)	43,515	561,779
Caribou Biosciences, Inc.(a)(b)	97,738	415,386
Carisma Therapeutics, Inc.	45,121	395,711
Castle Biosciences, Inc.(a)	41,893	574,772
Catalyst Pharmaceuticals, Inc.(a)(b)	165,904	2,229,750
Celcuity, Inc.(a)(b)	27,837	305,650
Celldex Therapeutics, Inc.(a)(b)	79,786	2,707,139
Century Therapeutics, Inc.(a)	33,469	105,762
Cerevel Therapeutics Holdings, Inc.(a)(b)	107,270	3,410,113
Chinook Therapeutics, Inc.(a)	100,364	3,855,985
Codexis, Inc.(a)	119,691	335,135
Cogent Biosciences, Inc.(a)	119,407	1,413,779
Coherus Biosciences, Inc.(a)(b)	136,691	583,671
Collegium Pharmaceutical, Inc.(a)	59,775	1,284,565
Compass Therapeutics, Inc.(a)	151,873	482,956
Crinetics Pharmaceuticals, Inc.(a)	92,017	1,658,146
Cue Biopharma, Inc.(a)(b)	55,677	203,221
Cullinan Oncology, Inc.(a)	41,579	447,390
Cymabay Therapeutics, Inc.(a)	168,411	1,844,100
Cytokinetics, Inc.(a)	160,922	5,249,276
Day One Biopharmaceuticals, Inc.(a)(b)	85,208	1,017,384
Deciphera Pharmaceuticals, Inc.(a)	91,123	1,283,012
Denali Therapeutics, Inc.(a)	204,014	6,020,453
Design Therapeutics, Inc.(a)	56,353	355,024
Disc Medicine, Inc.(a)(b)	13,337	592,163
Douglas Elliman, Inc.	138,612	307,718
Dynavax Technologies Corp.(a)	223,836	2,891,961
Dyne Therapeutics, Inc.(a)	73,147	822,904
Editas Medicine, Inc.(a)	119,189	980,925
Emergent BioSolutions, Inc.(a)	86,397	635,018
Entrada Therapeutics, Inc.(a)	35,762	541,437
EQRx, Inc.(a)	547,717	1,018,754
Erasca, Inc.(a)(b)	141,256	389,867
EyePoint Pharmaceuticals, Inc.(a)(b)	48,838	424,891
Fate Therapeutics, Inc.(a)(b)	149,766	712,886
Fennec Pharmaceuticals, Inc.(a)	30,169	266,392
FibroGen, Inc.(a)	156,758	423,247
Foghorn Therapeutics, Inc.(a)(b)	36,217	254,968
Genelux Corp.(a)	4,596	150,381
Generation Bio Co.(a)(b)	79,184	435,512
Geron Corp.(a)	859,804	2,759,971
Graphite Bio, Inc.(a)	41,571	108,085
Gritstone bio, Inc.(a)	147,244	287,126
Guardant Health, Inc.(a)(b)	192,198	6,880,688

S E R I E S S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Halozyme Therapeutics, Inc.(a)	230,792	$8,324,667
Harvard Bioscience, Inc.(a)(b)	64,533	354,286
Heron Therapeutics, Inc.(a)(b)	185,313	214,963
HilleVax, Inc.(a)(b)	36,841	633,297
Humacyte, Inc.(a)	110,536	316,133
Icosavax, Inc.(a)	47,737	474,028
Ideaya Biosciences, Inc.(a)(b)	93,877	2,206,109
IGM Biosciences, Inc.(a)(b)	21,795	201,168
Immuneering Corp., Class A(a)	33,058	335,208
ImmunityBio, Inc.(a)(b)	191,801	533,207
ImmunoGen, Inc.(a)	419,423	7,914,512
Immunovant, Inc.(a)(b)	93,337	1,770,603
Inhibrx, Inc.(a)	59,602	1,547,268
Inozyme Pharma, Inc.(a)	56,742	316,053
Insmed, Inc.(a)(b)	229,770	4,848,147
Intellia Therapeutics, Inc.(a)	152,576	6,222,049
Intercept Pharmaceuticals, Inc.(a)	41,948	463,945
Invitae Corp.(a)(b)	460,074	519,884
Iovance Biotherapeutics, Inc.(a)	359,851	2,533,351
iTeos Therapeutics, Inc.(a)	43,641	577,807
IVERIC bio, Inc.(a)	238,683	9,389,789
Janux Therapeutics, Inc.(a)(b)	29,586	351,186
KalVista Pharmaceuticals, Inc.(a)	42,833	385,497
Karyopharm Therapeutics, Inc.(a)	196,221	351,236
Keros Therapeutics, Inc.(a)	38,831	1,560,230
Kezar Life Sciences, Inc.(a)	122,594	300,355
Kiniksa Pharmaceuticals Ltd., Class A(a)	54,000	760,320
Kodiak Sciences, Inc.(a)	58,852	406,079
Krystal Biotech, Inc.(a)	37,433	4,394,634
Kura Oncology, Inc.(a)	111,057	1,174,983
Kymera Therapeutics, Inc.(a)	65,930	1,515,731
Larimar Therapeutics, Inc.(a)	40,790	127,673
Lexicon Pharmaceuticals, Inc.(a)	159,542	365,351
Ligand Pharmaceuticals, Inc.(a)	28,627	2,064,007
Lineage Cell Therapeutics, Inc.(a)	198,174	279,425
Lyell Immunopharma, Inc.(a)(b)	307,135	976,689
MacroGenics, Inc.(a)	102,595	548,883
Madrigal Pharmaceuticals, Inc.(a)	23,513	5,431,503
MannKind Corp.(a)	443,464	1,804,898
Marinus Pharmaceuticals, Inc.(a)(b)	86,141	935,491
MaxCyte, Inc.(a)	157,493	722,893
MeiraGTx Holdings PLC(a)(b)	57,379	385,587
Merrimack Pharmaceuticals, Inc.(a)	17,560	215,988
Mersana Therapeutics, Inc.(a)	175,466	577,283
MiMedx Group, Inc.(a)	197,032	1,302,382
Mineralys Therapeutics, Inc.(a)	24,073	410,445
Mirum Pharmaceuticals, Inc.(a)(b)	46,405	1,200,497
Monte Rosa Therapeutics, Inc.(a)	55,657	381,250
Morphic Holding, Inc.(a)(b)	52,613	3,016,303
Myriad Genetics, Inc.(a)	139,679	3,237,759
Nautilus Biotechnology, Inc.(a)	86,024	332,913
NGM Biopharmaceuticals, Inc.(a)	70,260	181,973
Nkarta, Inc.(a)(b)	53,053	116,186
Novavax, Inc.(a)(b)	150,954	1,121,588
Nurix Therapeutics, Inc.(a)	83,187	831,038
Nuvalent, Inc., Class A(a)(b)	41,448	1,747,862
Nuvectis Pharma, Inc.(b)	11,298	180,429
Ocean Biomedical, Inc.(a)(b)	12,815	77,018
Olema Pharmaceuticals, Inc.(a)	45,630	412,039
Omega Therapeutics, Inc.(a)(b)	39,455	220,948
Omeros Corp.(a)(b)	103,949	565,483
OPKO Health, Inc.(a)	692,316	1,502,326
ORIC Pharmaceuticals, Inc.(a)(b)	66,118	513,076

Security	Shares	Value

Biotechnology (continued)
Outlook Therapeutics, Inc.(a)(b)	261,763	$455,468
Ovid therapeutics, Inc.(a)	95,880	314,486
Pacific Biosciences of California, Inc.(a)	435,903	5,797,510
PDS Biotechnology Corp.(a)(b)	47,347	238,155
PepGen, Inc.(a)	19,300	172,542
Phathom Pharmaceuticals, Inc.(a)	44,414	636,008
PMV Pharmaceuticals, Inc.(a)(b)	67,477	422,406
Point Biopharma Global, Inc.(a)	156,283	1,415,924
Poseida Therapeutics, Inc.(a)	111,923	196,984
Precigen, Inc.(a)(b)	231,899	266,684
Prelude Therapeutics, Inc.(a)	14,334	64,503
Prime Medicine, Inc.(a)(b)	68,046	996,874
ProKidney Corp.(a)	105,286	1,178,150
Protagonist Therapeutics, Inc.(a)(b)	93,637	2,586,254
Protalix BioTherapeutics, Inc.(a)(b)	94,502	189,004
Prothena Corp. PLC(a)	71,610	4,889,531
PTC Therapeutics, Inc.(a)	122,602	4,986,223
Pulse Biosciences, Inc.(a)	25,430	182,842
Quantum-Si, Inc.(a)	164,592	294,620
RadNet, Inc.(a)	85,494	2,788,814
Rallybio Corp.(a)	51,825	293,330
RAPT Therapeutics, Inc.(a)	51,028	954,224
Recursion Pharmaceuticals, Inc., Class A(a)(b)	238,384	1,780,728
REGENXBIO, Inc.(a)	70,869	1,416,671
Relay Therapeutics, Inc.(a)	156,751	1,968,793
Reneo Pharmaceuticals, Inc.(a)	14,878	97,600
Replimune Group, Inc.(a)(b)	71,288	1,655,307
Revolution Medicines, Inc.(a)	175,057	4,682,775
Rhythm Pharmaceuticals, Inc.(a)	88,650	1,461,838
Rigel Pharmaceuticals, Inc.(a)	305,297	393,833
Rocket Pharmaceuticals, Inc.(a)	97,385	1,935,040
Sage Therapeutics, Inc.(a)	91,376	4,296,500
Sana Biotechnology, Inc.(a)(b)	161,093	960,114
Sangamo Therapeutics, Inc.(a)	254,025	330,232
Savara, Inc.(a)	127,615	407,730
Scholar Rock Holding Corp.(a)(b)	47,606	358,949
Selecta Biosciences, Inc.(a)(b)	189,989	212,788
Seres Therapeutics, Inc.(a)(b)	168,991	809,467
SomaLogic, Inc.(a)	262,732	606,911
SpringWorks Therapeutics, Inc.(a)(b)	100,329	2,630,626
Stoke Therapeutics, Inc.(a)	47,895	509,124
Summit Therapeutics, Inc.(a)(b)	197,937	496,822
Sutro Biopharma, Inc.(a)	103,661	482,024
Tango Therapeutics, Inc.(a)	82,076	272,492
Tenaya Therapeutics, Inc.(a)	79,481	466,553
Travere Therapeutics, Inc.(a)	126,290	1,939,814
Twist Bioscience Corp.(a)(b)	99,685	2,039,555
Tyra Biosciences, Inc.(a)	24,587	418,717
UroGen Pharma Ltd.(a)(b)	32,525	336,634
Vanda Pharmaceuticals, Inc.(a)	95,432	628,897
Vaxcyte, Inc.(a)	158,800	7,930,472
Vaxxinity, Inc., Class A(a)	64,547	162,658
Vera Therapeutics, Inc.(a)	58,779	943,403
Veracyte, Inc.(a)	126,151	3,213,066
Vericel Corp.(a)	82,233	3,089,494
Verrica Pharmaceuticals, Inc.(a)(b)	34,321	198,032
Verve Therapeutics, Inc.(a)	87,952	1,649,100
Vigil Neuroscience, Inc.(a)	25,240	237,256
Viking Therapeutics, Inc.(a)(b)	165,642	2,685,057
Vir Biotechnology, Inc.(a)	144,204	3,537,324
Viridian Therapeutics, Inc.(a)	73,202	1,741,476
Vor BioPharma, Inc.(a)	61,309	189,445
X4 Pharmaceuticals, Inc.(a)	212,440	412,134

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Xencor, Inc.(a)	99,944	$2,495,602
XOMA Corp.(a)(b)	11,017	208,111
Y-mAbs Therapeutics, Inc.(a)	63,965	434,322
Zentalis Pharmaceuticals, Inc.(a)	84,886	2,394,634
Zevra Therapeutics, Inc.(a)(b)	58,125	296,437
Zura Bio Ltd.	12,673	103,919
Zymeworks, Inc.(a)	90,445	781,445

		312,246,905

Building Materials — 1.0%
Aspen Aerogels, Inc.(a)	91,651	723,126
BlueLinx Holdings, Inc.(a)	14,987	1,405,481
Gibraltar Industries, Inc.(a)	53,501	3,366,283
Griffon Corp.	75,754	3,052,886
Masonite International Corp.(a)(b)	38,704	3,964,838
Masterbrand, Inc.(a)	222,861	2,591,873
Patrick Industries, Inc.	37,178	2,974,240
PGT Innovations, Inc.(a)	100,582	2,931,965
Quanex Building Products Corp.	56,834	1,525,993
Simpson Manufacturing Co., Inc.	74,058	10,257,033
Summit Materials, Inc., Class A(a)	207,183	7,841,877

		40,635,595

Building Products — 0.0%
Janus International Group, Inc.(a)	144,785	1,543,408

Building: Climate Control — 0.4%
AAON, Inc.	78,048	7,399,731
Comfort Systems USA, Inc.	61,240	10,055,608

		17,455,339

Building: Roofing, Wallboard & Plumbing(a) — 0.2%
Beacon Roofing Supply, Inc.	84,806	7,037,202
JELD-WEN Holding, Inc.	146,360	2,567,154

		9,604,356

Cable Television Services(a) — 0.1%
AMC Networks, Inc., Class A	51,926	620,516
Liberty Latin America Ltd., Class A	64,549	564,804
Liberty Latin America Ltd., Class C	249,916	2,154,276
WideOpenWest, Inc.	91,708	774,015

		4,113,611

Capital Markets — 0.1%
Bakkt Holdings, Inc.(a)(b)	136,093	167,394
Forge Global Holdings, Inc.(a)	180,773	439,279
P10, Inc., Class A(b)	65,094	735,562
Patria Investments Ltd., Class A	90,947	1,300,542
Perella Weinberg Partners	74,339	619,244
Victory Capital Holdings, Inc., Class A	47,021	1,483,042

		4,745,063

Casinos & Gambling — 0.5%
Accel Entertainment, Inc.(a)	95,001	1,003,211
Century Casinos, Inc.(a)	46,991	333,636
Full House Resorts, Inc.(a)	57,565	385,686
Inspired Entertainment, Inc.(a)	37,289	548,521
International Game Technology PLC	187,208	5,970,063
Light & Wonder, Inc., Class A(a)(b)	158,162	10,875,219
Monarch Casino & Resort, Inc.	23,483	1,654,377

		20,770,713

Cement — 0.0%
Concrete Pumping Holdings, Inc.(a)	46,275	371,588

Security	Shares	Value

Chemicals — 0.0%
Perimeter Solutions SA(a)	268,225	$1,649,584

Chemicals: Diversified — 0.9%
AdvanSix, Inc.	45,729	1,599,601
American Vanguard Corp.	48,024	858,189
Avient Corp.	156,664	6,407,558
Cabot Corp.	95,998	6,421,306
Core Molding Technologies, Inc.(a)	11,447	260,419
CSW Industrials, Inc.	26,622	4,424,310
Danimer Scientific, Inc.(a)(b)	156,759	373,086
Ecovyst, Inc.(a)	161,498	1,850,767
Hawkins, Inc.	33,745	1,609,299
Ingevity Corp.(a)	64,365	3,743,468
LSB Industries, Inc.(a)	96,248	948,043
Origin Materials, Inc.(a)(b)	180,127	767,341
PureCycle Technologies, Inc.(a)(b)	202,786	2,167,782
Rayonier Advanced Materials, Inc.(a)	105,430	451,240
Sensient Technologies Corp.	72,620	5,165,461
Valhi, Inc.	3,801	48,843

		37,096,713

Chemicals: Specialty — 0.8%
Amyris, Inc.(a)(b)	392,724	404,506
Balchem Corp.	55,112	7,429,649
FutureFuel Corp.	44,490	393,737
Innospec, Inc.	42,715	4,290,295
Livent Corp.(a)	312,196	8,563,536
Orion SA	97,633	2,071,772
Quaker Chemical Corp.	23,977	4,673,117
Stepan Co.	37,070	3,542,409
Trinseo PLC	59,727	756,741
Tronox Holdings PLC, Class A	204,700	2,601,737

		34,727,499

Coal — 0.4%
Arch Resources, Inc.	31,464	3,547,881
CONSOL Energy, Inc.	58,651	3,977,124
Hallador Energy Co.(a)	37,892	324,735
Peabody Energy Corp.	214,935	4,655,492
Warrior Met Coal, Inc.	89,293	3,477,962

		15,983,194

Commercial Banks — 0.0%
Dime Community Bancshares, Inc.	60,415	1,065,117
HomeTrust Bancshares, Inc.	26,453	552,603

		1,617,720

Commercial Finance & Mortgage Companies — 0.3%
Federal Agricultural Mortgage Corp., Class C	15,790	2,269,655
Pathward Financial, Inc.	41,748	1,935,437
PennyMac Financial Services, Inc.	44,625	3,137,584
RE/MAX Holdings, Inc., Class A	29,942	576,683
Velocity Financial, Inc.(a)	17,616	203,112
Walker & Dunlop, Inc.	55,223	4,367,587

		12,490,058

Commercial Services & Supplies — 0.2%
ACV Auctions, Inc., Class A(a)	219,843	3,796,689
Aris Water Solution, Inc., Class A	51,457	531,036
Aurora Innovation, Inc.(a)	524,562	1,542,212
Information Services Group, Inc.	62,665	335,884
LanzaTech Global, Inc.(a)(b)	35,658	243,544
Li-Cycle Holdings Corp.(a)(b)	245,531	1,362,697

S E R I E S S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
National Research Corp.	25,595	$1,113,639
Performant Financial Corp.(a)	109,140	294,678

		9,220,379

Commercial Services: Rental & Leasing — 1.0%
FTAI Aviation Ltd.	171,438	5,427,727
GATX Corp.	61,444	7,910,301
GMS, Inc.(a)	71,817	4,969,736
H&E Equipment Services, Inc.	55,578	2,542,693
Herc Holdings, Inc.	49,084	6,717,145
McGrath RentCorp	42,849	3,962,676
NOW, Inc.(a)	189,220	1,960,319
Rush Enterprises, Inc., Class B	11,534	785,004
Triton International Ltd.	94,318	7,852,917
Willis Lease Finance Corp.(a)	4,215	164,933

		42,293,451

Commercial Vehicles & Parts — 0.3%
Blue Bird Corp.(a)	29,764	669,095
Commercial Vehicle Group, Inc.(a)	54,295	602,674
Cooper-Standard Holdings, Inc.(a)	4,722	67,336
Miller Industries, Inc.	18,753	665,169
Modine Manufacturing Co.(a)	89,017	2,939,341
REV Group, Inc.	56,532	749,614
Rush Enterprises, Inc., Class A	71,009	4,313,087
Shyft Group, Inc.	58,976	1,301,011
Wabash National Corp.	81,368	2,086,275

		13,393,602

Communications Equipment — 0.1%
CommScope Holding Co., Inc.(a)	360,058	2,027,127

Communications Technology — 0.7%
908 Devices, Inc.(a)(b)	40,135	275,326
ADTRAN Holdings, Inc.	136,346	1,435,723
Anterix, Inc.(a)	31,771	1,006,823
Aviat Networks, Inc.(a)(b)	10,089	336,670
Bandwidth, Inc., Class A(a)	40,212	550,100
Bel Fuse, Inc., Class B	17,954	1,030,739
Calix, Inc.(a)	102,288	5,105,194
Comtech Telecommunications Corp.	44,569	407,361
Digi International, Inc.(a)	61,047	2,404,641
DZS, Inc.(a)	36,771	145,981
EchoStar Corp., Class A(a)	58,050	1,006,587
Extreme Networks, Inc.(a)	218,506	5,692,081
Harmonic, Inc.(a)(b)	190,537	3,080,983
Infinera Corp.(a)(b)	347,076	1,676,377
InterDigital, Inc.	46,999	4,537,754
KVH Industries, Inc.(a)	25,763	235,474
NETGEAR, Inc.(a)	49,125	695,610
Ooma, Inc.(a)	42,739	639,803
Ribbon Communications, Inc.(a)	152,130	424,443

		30,687,670

Computer Services Software & Systems — 5.5%
A10 Networks, Inc.	120,204	1,753,776
ACI Worldwide, Inc.(a)	187,645	4,347,735
Adeia, Inc.	185,605	2,043,511
Alarm.com Holdings, Inc.(a)	83,050	4,292,024
Alkami Technology, Inc.(a)	68,811	1,127,812
Altair Engineering, Inc., Class A(a)(b)	93,137	7,063,510
American Software, Inc., Class A	53,997	567,508
Appfolio, Inc., Class A(a)	33,290	5,730,541
Appian Corp., Class A(a)	71,338	3,395,689

Security	Shares	Value

Computer Services Software & Systems (continued)
Applied Digital Corp.(a)(b)	117,842	$1,101,823
Asana, Inc., Class A(a)	137,809	3,037,310
Asure Software, Inc.(a)	22,721	276,287
Avantax, Inc.(a)	68,415	1,531,128
Avid Technology, Inc.(a)	58,767	1,498,558
BigCommerce Holdings, Inc., Series-1(a)	118,533	1,179,403
Blackbaud, Inc.(a)	75,346	5,363,128
Blackline, Inc.(a)	97,656	5,255,846
Box, Inc., Class A(a)(b)	243,600	7,156,968
Brightcove, Inc.(a)	73,596	295,120
Cargurus, Inc.(a)	169,683	3,839,926
Cerence, Inc.(a)(b)	70,678	2,065,918
Cleanspark, Inc.(a)	136,887	587,245
CommVault Systems, Inc.(a)	77,101	5,599,075
CoreCard Corp.(a)	10,800	273,888
CSG Systems International, Inc.	54,274	2,862,411
Digimarc Corp.(a)(b)	25,406	747,953
Digital Turbine, Inc.(a)(b)	165,143	1,532,527
DigitalOcean Holdings, Inc.(a)(b)	110,353	4,429,569
Domo, Inc., Class B(a)	53,060	777,860
E2open Parent Holdings, Inc.(a)(b)	348,590	1,952,104
Ebix, Inc.	45,067	1,135,688
Envestnet, Inc.(a)	80,710	4,790,138
ePlus, Inc.(a)	46,303	2,606,859
Eventbrite, Inc., Class A(a)	133,692	1,276,759
Everbridge, Inc.(a)	70,064	1,884,722
EverQuote, Inc., Class A(a)(b)	34,384	223,496
Evolent Health, Inc., Class A(a)	190,085	5,759,575
fuboTV, Inc.(a)	356,226	740,950
Grid Dynamics Holdings, Inc.(a)(b)	96,841	895,779
Grindr, Inc.(a)(b)	67,838	375,144
LivePerson, Inc.(a)	110,917	501,345
LiveRamp Holdings, Inc.(a)	111,071	3,172,188
Magnite, Inc.(a)(b)	230,804	3,150,475
Marathon Digital Holdings, Inc.(a)(b)	291,851	4,045,055
MicroStrategy, Inc., Class A(a)(b)	19,108	6,542,961
Mitek Systems, Inc.(a)(b)	72,413	784,957
Multiplan Corp.(a)	659,740	1,392,051
NetScout Systems, Inc.(a)	118,221	3,658,940
Nextdoor Holdings, Inc.(a)	250,069	815,225
ON24, Inc.	61,134	496,408
OneSpan, Inc.(a)	70,310	1,043,400
PagerDuty, Inc.(a)	147,518	3,316,205
PAR Technology Corp.(a)(b)	46,676	1,537,041
PDF Solutions, Inc.(a)	53,236	2,400,944
Perficient, Inc.(a)	59,430	4,952,302
Progress Software Corp.	75,143	4,365,808
PROS Holdings, Inc.(a)	77,520	2,387,616
Q2 Holdings, Inc.(a)	99,330	3,069,297
Rackspace Technology, Inc.(a)	139,664	379,886
Rapid7, Inc.(a)	103,788	4,699,521
Red Violet, Inc.(a)	18,960	390,007
Rimini Street, Inc.(a)(b)	84,741	405,909
Riot Platforms, Inc.(a)	275,673	3,258,455
Sapiens International Corp. NV	53,313	1,418,126
Schrodinger, Inc.(a)(b)	94,557	4,720,285
Shutterstock, Inc.	42,588	2,072,758
Simulations Plus, Inc.	27,638	1,197,555
SoundThinking, Inc.(a)(b)	14,722	321,823
Sprout Social, Inc., Class A(a)(b)	82,817	3,822,833
SPS Commerce, Inc.(a)	63,394	12,175,452
System1, Inc.(a)	39,947	179,762

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Services Software & Systems (continued)
TechTarget, Inc.(a)	46,339	$1,442,533
Tenable Holdings, Inc.(a)	197,633	8,606,917
Tucows, Inc., Class A(a)(b)	17,444	483,897
Unisys Corp.(a)	115,907	461,310
Upwork, Inc.(a)	218,777	2,043,377
Varonis Systems, Inc.(a)	188,401	5,020,887
Verint Systems, Inc.(a)	109,955	3,855,022
Veritone, Inc.(a)	47,390	185,769
Verra Mobility Corp.(a)	242,692	4,785,886
Viant Technology, Inc., Class A(a)	18,892	87,092
Workiva, Inc.(a)(b)	84,660	8,606,536
Yelp, Inc.(a)	116,523	4,242,602
Yext, Inc.(a)	185,798	2,101,375
Zuora, Inc., Class A(a)	216,028	2,369,827

		228,342,883

Computer Technology — 1.0%
3D Systems Corp.(a)	222,729	2,211,699
Cantaloupe, Inc.(a)	98,031	780,327
Corsair Gaming, Inc.(a)(b)	64,610	1,146,181
Immersion Corp.	33,303	235,785
Impinj, Inc.(a)(b)	39,844	3,572,015
Insight Enterprises, Inc.(a)	49,696	7,272,513
PC Connection, Inc.	19,252	868,265
Super Micro Computer, Inc.(a)	80,174	19,983,369
Synaptics, Inc.(a)	68,471	5,846,054

		41,916,208

Construction — 0.4%
Bowman Consulting Group Ltd.(a)	16,677	531,663
Construction Partners, Inc., Class A(a)(b)	69,902	2,194,224
Granite Construction, Inc.	75,972	3,022,166
Great Lakes Dredge & Dock Corp.(a)	112,381	917,029
INNOVATE Corp.(a)(b)	72,767	127,342
Knife River Corp.(a)	87,028	3,785,718
Limbach Holdings, Inc.(a)(b)	15,352	379,655
Primoris Services Corp.	92,642	2,822,802
Southland Holdings, Inc.(a)(b)	4,576	37,569
Sterling Infrastructure, Inc.(a)	51,990	2,901,042
Tutor Perini Corp.(a)	72,874	521,049

		17,240,259

Consumer Electronics(a) — 0.1%
Sonos, Inc.	218,941	3,575,306
VOXX International Corp.(b)	22,647	282,635
Vuzix Corp.(b)	103,757	529,161

		4,387,102

Consumer Finance(a) — 0.1%
Consumer Portfolio Services, Inc.	14,039	163,835
NerdWallet, Inc., Class A	59,907	563,725
OppFi, Inc.	20,875	42,585
Upstart Holdings, Inc.(b)	124,992	4,475,964

		5,246,109

Consumer Lending — 0.4%
Encore Capital Group, Inc.(a)	40,576	1,972,805
Enova International, Inc.(a)	52,572	2,792,625
LendingTree, Inc.(a)	18,026	398,555
Marcus & Millichap, Inc.	42,114	1,327,012
Navient Corp.	160,579	2,983,558
Nelnet, Inc., Class A(b)	24,859	2,398,396
PRA Group, Inc.(a)	67,608	1,544,843

Security	Shares	Value

Consumer Lending (continued)
PROG Holdings, Inc.(a)	80,111	$2,573,165
Regional Management Corp.	13,515	412,207
World Acceptance Corp.(a)	6,482	868,653

		17,271,819

Consumer Services: Miscellaneous — 0.4%
Cars.com, Inc.(a)	115,265	2,284,552
Chuy’s Holdings, Inc.(a)	31,540	1,287,463
FirstCash Holdings, Inc.	65,075	6,073,450
Franchise Group, Inc.(b)	40,071	1,147,633
OPENLANE, Inc.(a)	188,213	2,864,602
Udemy, Inc.(a)(b)	148,887	1,597,557
WW International, Inc.(a)(b)	97,576	655,711

		15,910,968

Containers & Packaging — 0.4%
Greif, Inc., Class A	42,536	2,930,305
Greif, Inc., Class B	8,902	687,679
Myers Industries, Inc.	63,923	1,242,024
O-I Glass, Inc.(a)	268,218	5,721,090
Pactiv Evergreen, Inc.	72,226	546,751
Ranpak Holdings Corp.(a)	75,986	343,457
UFP Technologies, Inc.(a)	12,276	2,379,702
Veritiv Corp.	22,693	2,850,468

		16,701,476

Cosmetics — 0.3%
elf Beauty, Inc.(a)	86,871	9,923,274
Inter Parfums, Inc.	31,741	4,292,336

		14,215,610

Diversified Consumer Services(a) — 0.3%
Duolingo, Inc.	49,632	7,094,398
Frontdoor, Inc.	143,549	4,579,213
Lincoln Educational Services Corp.	34,341	231,459
Nerdy, Inc.	104,266	434,789
Rover Group, Inc.	158,679	779,114

		13,118,973

Diversified Financial Services — 0.5%
Alerus Financial Corp.	31,051	558,297
Cannae Holdings, Inc.(a)(b)	123,494	2,495,814
Compass Diversified Holdings	108,922	2,362,518
European Wax Center, Inc., Class A(a)	59,144	1,101,853
Jackson Financial, Inc., Class A	139,867	4,281,329
MBIA, Inc.(a)	87,067	752,259
MidWestOne Financial Group, Inc.	24,085	514,696
Moelis & Co., Class A	112,337	5,093,360
Piper Sandler Cos.	30,101	3,890,855
SWK Holdings Corp.(a)	5,499	92,053
Tiptree, Inc.	43,249	649,167

		21,792,201

Diversified Manufacturing Operations — 0.6%
Barnes Group, Inc.	84,444	3,562,692
Custom Truck One Source, Inc.(a)	101,003	680,760
Enerpac Tool Group Corp.	99,543	2,687,661
Enviri Corp.(a)	134,157	1,324,130
Federal Signal Corp.	103,727	6,641,640
Luxfer Holdings PLC	46,733	665,011
OSI Systems, Inc.(a)	27,376	3,225,714
PowerSchool Holdings, Inc., Class A(a)	96,651	1,849,900

S E R I E S S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Manufacturing Operations (continued)
Standex International Corp.	20,231	$2,862,080
TriMas Corp.	72,335	1,988,489

		25,488,077

Diversified Materials & Processing — 0.4%
Belden, Inc.(b)	73,315	7,012,580
Encore Wire Corp.	29,007	5,393,271
Insteel Industries, Inc.	31,972	994,968
Koppers Holdings, Inc.	35,901	1,224,224
NL Industries, Inc.	14,377	79,505
Tredegar Corp.	42,058	280,527
Uranium Energy Corp.(a)	640,852	2,178,897

		17,163,972

Diversified Media — 0.0%
EW Scripps Co., Class A(a)	104,657	957,612

Diversified Retail — 0.3%
Big Lots, Inc.	49,137	433,880
ContextLogic, Inc., Class A(a)(b)	38,569	253,784
Dillard’s, Inc., Class A(b)	6,292	2,052,954
Duluth Holdings, Inc., Class B(a)(b)	21,183	133,029
Global Industrial Co.	22,486	624,436
Overstock.com, Inc.(a)(b)	78,071	2,542,772
PriceSmart, Inc.	44,725	3,312,334
Revolve Group, Inc.(a)(b)	70,023	1,148,377
Stitch Fix, Inc., Class A(a)	144,003	554,412
Winmark Corp.	5,030	1,672,324

		12,728,302

Diversified Telecommunication Services — 0.1%
AST SpaceMobile, Inc.(a)(b)	105,224	494,553
Charge Enterprises, Inc.(a)	252,779	247,723
Lumen Technologies, Inc.	1,732,925	3,916,411

		4,658,687

Drug & Grocery Store Chains — 0.3%
Ingles Markets, Inc., Class A	24,288	2,007,403
PetMed Express, Inc.	34,996	482,595
Sprouts Farmers Market, Inc.(a)	178,996	6,574,523
Village Super Market, Inc., Class A	13,818	315,327
Weis Markets, Inc.	28,070	1,802,375

		11,182,223

Education Services — 0.6%
2U, Inc.(a)	141,625	570,749
Adtalem Global Education, Inc.(a)	77,828	2,672,613
Chegg, Inc.(a)	205,151	1,821,741
Coursera, Inc.(a)	226,127	2,944,174
Franklin Covey Co.(a)	20,950	915,096
Graham Holdings Co., Class B	6,407	3,661,472
HealthStream, Inc.	41,630	1,022,433
Laureate Education, Inc., Class A	226,075	2,733,247
Perdoceo Education Corp.(a)	117,908	1,446,731
Strategic Education, Inc.	38,856	2,635,991
Stride, Inc.(a)	72,892	2,713,769
Universal Technical Institute, Inc.(a)	55,799	385,571

		23,523,587

Electrical Equipment — 0.4%
374Water, Inc.(a)(b)	97,984	234,182
Amprius Technologies, Inc.(a)(b)	9,428	67,693
Dragonfly Energy Holdings Corp.(a)(b)	27,358	40,490
Energy Vault Holdings, Inc.(a)(b)	174,342	475,954
Enovix Corp.(a)(b)	237,076	4,276,851

Security	Shares	Value

Electrical Equipment (continued)
Eos Energy Enterprises, Inc.(a)(b)	190,010	$824,643
ESS Tech, Inc.(a)(b)	166,053	244,098
Fluence Energy, Inc.(a)(b)	68,349	1,820,817
LSI Industries, Inc.	43,307	543,936
NuScale Power Corp.(a)(b)	94,310	641,308
SES AI Corp.(a)	212,144	517,631
Shoals Technologies Group, Inc., Class A(a)(b)	296,473	7,577,850
SKYX Platforms Corp.(a)(b)	92,032	244,805

		17,510,258

Electronic Components — 0.9%
Array Technologies, Inc.(a)(b)	261,019	5,899,030
Methode Electronics, Inc.	60,835	2,039,189
MicroVision, Inc.(a)(b)	308,086	1,411,034
Novanta, Inc.(a)	61,851	11,386,769
NVE Corp.	7,794	759,447
Rogers Corp.(a)	29,922	4,845,270
Sanmina Corp.(a)	98,981	5,965,585
ScanSource, Inc.(a)	43,122	1,274,686
Stem, Inc.(a)(b)	246,835	1,411,896
TTM Technologies, Inc.(a)	176,217	2,449,416

		37,442,322

Electronic Entertainment(a) — 0.0%
PlayAGS, Inc.	62,264	351,792
Turtle Beach Corp.	27,194	316,810

		668,602

Electronic Equipment, Instruments & Components — 0.2%
Climb Global Solutions, Inc.	6,588	315,302
Daktronics, Inc.(a)	65,672	420,301
Evolv Technologies Holdings, Inc.(a)(b)	195,284	1,171,704
Iteris, Inc.(a)(b)	64,196	254,216
Lightwave Logic, Inc.(a)(b)	197,819	1,378,798
Luna Innovations, Inc.(a)(b)	54,869	500,405
Mirion Technologies, Inc.(a)	345,770	2,921,757
Presto Automation, Inc.(a)	9,019	47,079
Richardson Electronics Ltd.	20,057	330,941
SmartRent, Inc.(a)	317,409	1,215,676
Tingo Group, Inc.(a)(b)	205,487	248,639

		8,804,818

Electronics(a) — 0.3%
Agilysys, Inc.	34,344	2,357,372
Integer Holdings Corp.	57,612	5,104,999
iRobot Corp.	47,682	2,157,611
NEXTracker, Inc., Class A	53,674	2,136,762
nLight, Inc.(b)	76,434	1,178,612

		12,935,356

Energy Equipment — 1.0%
API Group Corp.(a)	362,509	9,881,995
Arcosa, Inc.	83,882	6,355,739
Bloom Energy Corp., Class A(a)(b)	334,128	5,462,993
Diamond Offshore Drilling, Inc.(a)(b)	175,678	2,501,655
Expro Group Holdings NV(a)	153,699	2,723,546
FuelCell Energy, Inc.(a)(b)	716,303	1,547,215
Matador Resources Co.	196,690	10,290,821
SunPower Corp.(a)(b)	150,701	1,476,870
TPI Composites, Inc.(a)(b)	72,806	754,998

		40,995,832

Energy Equipment & Services — 0.6%
Atlas Energy Solutions, Inc., Class A(b)	27,000	468,720
Borr Drilling Ltd.(a)	395,066	2,974,847

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Core Laboratories, Inc.(b)	80,437	$1,870,160
Forum Energy Technologies, Inc.(a)(b)	15,340	392,551
KLX Energy Services Holdings, Inc.(a)(b)	20,625	200,681
Mammoth Energy Services, Inc.(a)	35,739	172,619
Ranger Energy Services, Inc.(a)	23,381	239,422
SEACOR Marine Holdings, Inc.(a)	38,995	445,713
Seadrill Ltd.(a)	86,625	3,575,014
Valaris Ltd.(a)	106,033	6,672,657
Verde Clean Fuels, Inc.(b)	6,336	41,247
Weatherford International PLC(a)	122,969	8,167,601

		25,221,232

Engineering & Contracting Services — 0.7%
Argan, Inc.	20,951	825,679
Dycom Industries, Inc.(a)	49,571	5,633,744
Exponent, Inc.	88,071	8,218,786
Fluor Corp.(a)(b)	246,651	7,300,870
IES Holdings, Inc.(a)	14,466	822,826
Mistras Group, Inc.(a)	33,891	261,639
MYR Group, Inc.(a)	28,351	3,922,077
NETSTREIT Corp.	106,468	1,902,583
VSE Corp.	18,771	1,026,586
Willdan Group, Inc.(a)	20,672	396,075

		30,310,865

Entertainment(a) — 0.3%
Cinemark Holdings, Inc.(b)	189,664	3,129,456
Golden Entertainment, Inc.(b)	35,402	1,479,804
IMAX Corp.	78,331	1,330,844
Lions Gate Entertainment Corp., Class A(b)	102,679	906,655
Lions Gate Entertainment Corp., Class B	201,381	1,681,531
Loop Media, Inc.	59,121	141,299
Madison Square Garden Entertainment Corp.(b)	74,672	2,510,473
Playstudios, Inc.	146,314	718,402
Reservoir Media, Inc.	31,600	190,232

		12,088,696

Environmental, Maintenance, & Security Service — 0.5%
ABM Industries, Inc.	115,045	4,906,669
BrightView Holdings, Inc.(a)	74,330	533,690
Brink’s Co.	80,745	5,476,933
Healthcare Services Group, Inc.	130,023	1,941,243
IBEX Holdings Ltd.(a)	18,515	393,074
Montrose Environmental Group, Inc.(a)(b)	49,103	2,068,218
SP Plus Corp.(a)	35,695	1,396,032
UniFirst Corp.	26,299	4,076,608

		20,792,467

Financial Data & Systems — 0.4%
Atlanticus Holdings Corp.(a)(b)	8,447	354,858
Cass Information Systems, Inc.	22,981	891,203
Donnelley Financial Solutions, Inc.(a)	43,328	1,972,724
Everi Holdings, Inc.(a)(b)	148,741	2,150,795
EVERTEC, Inc.	113,941	4,196,447
Green Dot Corp., Class A(a)	71,709	1,343,827
I3 Verticals, Inc., Class A(a)	39,466	902,193
International Money Express, Inc.(a)	53,797	1,319,640
LendingClub Corp.(a)	185,630	1,809,893
Priority Technology Holdings, Inc.(a)	27,679	100,198
Repay Holdings Corp.(a)(b)	142,395	1,114,953
Value Line, Inc.(b)	1,578	72,430

		16,229,161

Security	Shares	Value

Financial Services — 0.3%
Acacia Research Corp.(a)(b)	65,497	$272,468
Blue Foundry Bancorp(a)(b)	45,959	464,645
Enact Holdings, Inc.	50,940	1,280,122
Karat Packaging, Inc.	8,762	159,907
NewtekOne, Inc.(b)	40,150	638,385
Ocwen Financial Corp.(a)	10,606	317,862
Pagseguro Digital Ltd., Class A(a)	342,325	3,231,548
Paysign, Inc.(a)	48,257	118,230
Security National Financial Corp., Class A(a)	15,129	134,194
Turning Point Brands, Inc.	29,933	718,691
Universal Corp.	41,118	2,053,433
Vector Group Ltd.	251,972	3,227,761

		12,617,246

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	14,822	181,718

Food Products — 0.2%
Benson Hill, Inc.(a)	300,534	390,694
Beyond Meat, Inc.(a)(b)	105,164	1,365,029
BRC, Inc.(a)(b)	65,654	338,775
Dole PLC	122,082	1,650,548
Forafric Global PLC	5,667	62,167
Hain Celestial Group, Inc.(a)	153,936	1,925,739
Limoneira Co.	27,600	429,456
SunOpta, Inc.(a)(b)	158,214	1,058,452
Westrock Coffee Co.(a)(b)	48,362	525,695

		7,746,555

Foods — 1.1%
B&G Foods, Inc.	123,957	1,725,481
Chefs’ Warehouse, Inc.(a)(b)	61,529	2,200,277
HF Foods Group, Inc.(a)	65,863	308,898
Hostess Brands, Inc.(a)	229,141	5,801,850
J & J Snack Foods Corp.	26,041	4,123,853
John B Sanfilippo & Son, Inc.	15,293	1,793,410
Lancaster Colony Corp.	33,578	6,752,200
Medifast, Inc.	18,651	1,718,876
Mission Produce, Inc.(a)(b)	82,729	1,002,676
Nature’s Sunshine Products, Inc.(a)	22,500	307,125
Seneca Foods Corp., Class A(a)	9,321	304,610
Simply Good Foods Co.(a)	156,609	5,730,323
Sovos Brands, Inc.(a)(b)	68,739	1,344,535
SpartanNash Co.	59,951	1,349,497
TreeHouse Foods, Inc.(a)(b)	88,776	4,472,535
United Natural Foods, Inc.(a)	102,017	1,994,432
Utz Brands, Inc.	124,309	2,033,695
Vita Coco Co., Inc.(a)	49,026	1,317,329
Vital Farms, Inc.(a)	54,217	650,062

		44,931,664

Forest Products — 0.4%
Boise Cascade Co.	68,407	6,180,572
UFP Industries, Inc.	103,380	10,033,029

		16,213,601

Forms & Bulk Printing Services — 0.1%
Deluxe Corp.	78,104	1,365,258
Ennis, Inc.	45,837	934,158
Quad/Graphics, Inc.(a)	53,805	202,307

		2,501,723

Fruit & Grain Processing — 0.1%
MGP Ingredients, Inc.	27,389	2,910,903

S E R I E S S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	22,829	$741,258
Hillenbrand, Inc.	119,894	6,148,164
Matthews International Corp., Class A	53,111	2,263,591

		9,153,013

Gas Pipeline — 0.2%
Equitrans Midstream Corp.	755,745	7,224,922
Kinetik Holdings, Inc., Class A	30,672	1,077,814
NextDecade Corp.(a)	55,746	457,675

		8,760,411

Glass — 0.0%
Apogee Enterprises, Inc.	38,469	1,826,123

Gold — 0.1%
Caledonia Mining Corp. PLC	23,850	277,137
Coeur Mining, Inc.(a)(b)	551,316	1,565,738
Novagold Resources, Inc.(a)(b)	421,557	1,682,012

		3,524,887

Health Care Equipment & Services — 0.1%
Embecta Corp.	99,866	2,157,106
Figs, Inc., Class A(a)	222,901	1,843,391

		4,000,497

Health Care Equipment & Supplies — 0.2%
Adaptive Biotechnologies Corp.(a)(b)	196,087	1,315,744
Inogen, Inc.(a)	40,440	467,082
Nano-X Imaging Ltd.(a)(b)	80,446	1,246,108
OmniAb, Inc.(a)	161,722	813,462
OmniAb, Inc.(c)	18,006	—
Paragon 28, Inc.(a)	77,527	1,375,329
PROCEPT BioRobotics Corp.(a)	62,449	2,207,572
Vicarious Surgical, Inc.(a)(b)	121,523	222,387
Zimvie, Inc.(a)	44,529	500,061

		8,147,745

Health Care Facilities — 0.7%
Apollo Medical Holdings, Inc.(a)	73,949	2,336,788
Brookdale Senior Living, Inc.(a)(b)	298,181	1,258,324
CVRx, Inc.(a)	19,172	296,016
Ensign Group, Inc.(b)	94,357	9,007,319
Joint Corp.(a)(b)	26,101	352,364
LifeStance Health Group, Inc.(a)(b)	183,725	1,677,409
National HealthCare Corp.	21,763	1,345,389
Pliant Therapeutics, Inc.(a)(b)	97,485	1,766,428
RxSight, Inc.(a)	47,205	1,359,504
Select Medical Holdings Corp.	180,326	5,745,186
Sight Sciences, Inc.(a)	38,565	319,318
U.S. Physical Therapy, Inc.	22,428	2,722,535

		28,186,580

Health Care Management Services(a) — 0.5%
Computer Programs and Systems, Inc.	23,900	590,091
Enhabit, Inc.	85,949	988,414
Hims & Hers Health, Inc.(b)	211,679	1,989,783
Option Care Health, Inc.	294,721	9,575,485
Progyny, Inc.	136,092	5,353,859
Quipt Home Medical Corp.	64,892	346,523

		18,844,155

Health Care Providers & Services(a) — 0.1%
23andMe Holding Co., Class A	440,570	770,998

Security	Shares	Value

Health Care Providers & Services (continued)
Cano Health, Inc.	413,978	$575,429
CareMax, Inc.(b)	130,447	405,690
DocGo, Inc.(b)	135,936	1,273,720
P3 Health Partners, Inc.(b)	69,896	208,989

		3,234,826

Health Care Services — 1.8%
Accolade, Inc.(a)(b)	113,525	1,529,182
Addus HomeCare Corp.(a)	26,888	2,492,518
Agiliti, Inc.(a)(b)	51,263	845,840
AirSculpt Technologies, Inc.	24,505	211,233
Alignment Healthcare, Inc.(a)	150,461	865,151
American Well Corp., Class A(a)	426,505	895,661
AMN Healthcare Services, Inc.(a)	70,254	7,666,116
Aveanna Healthcare Holdings, Inc.(a)	74,403	125,741
Babylon Holdings Ltd./Jersey, Class A(a)(b)	5,065	367
Butterfly Network, Inc.(a)(b)	250,051	575,117
Cara Therapeutics, Inc.(a)	77,774	220,100
CorVel Corp.(a)	14,946	2,892,051
Cross Country Healthcare, Inc.(a)	60,270	1,692,382
Definitive Healthcare Corp.(a)(b)	77,839	856,229
Health Catalyst, Inc.(a)	97,313	1,216,412
HealthEquity, Inc.(a)	145,224	9,169,443
Inari Medical, Inc.(a)	89,594	5,208,995
ModivCare, Inc.(a)	22,380	1,011,800
NeoGenomics, Inc.(a)	220,627	3,545,476
NextGen Healthcare, Inc.(a)	94,820	1,537,980
Omnicell, Inc.(a)	77,746	5,727,548
OptimizeRx Corp.(a)	28,072	401,149
Pediatrix Medical Group, Inc.(a)	144,680	2,055,903
Pennant Group, Inc.(a)	50,092	615,130
Phibro Animal Health Corp., Class A	35,009	479,623
Phreesia, Inc.(a)	88,381	2,740,695
Privia Health Group, Inc.(a)(b)	118,067	3,082,729
Ryman Hospitality Properties, Inc.	100,214	9,311,885
Sharecare, Inc.(a)(b)	532,405	931,709
Surgery Partners, Inc.(a)(b)	117,000	5,263,830
Veradigm, Inc.(a)	184,417	2,323,654
Viemed Healthcare, Inc.(a)	54,202	530,096

		76,021,745

Home Building — 1.3%
Beazer Homes USA, Inc.(a)(b)	51,030	1,443,639
Century Communities, Inc.	49,278	3,775,680
Hovnanian Enterprises, Inc., Class A(a)	8,445	837,828
Installed Building Products, Inc.	41,186	5,772,630
KB Home	128,311	6,634,962
Legacy Housing Corp.(a)	16,072	372,710
LGI Homes, Inc.(a)	36,233	4,887,469
M/I Homes, Inc.(a)(b)	46,603	4,063,316
MDC Holdings, Inc.	100,937	4,720,824
Meritage Homes Corp.	62,837	8,939,820
Taylor Morrison Home Corp.(a)	181,146	8,834,490
Tile Shop Holdings, Inc.(a)	56,219	311,453
Tri Pointe Homes, Inc.(a)	172,077	5,654,450

		56,249,271

Hotel/Motel — 0.2%
Bally’s Corp.(a)	53,461	831,853
First Watch Restaurant Group, Inc.(a)	26,369	445,636
Krispy Kreme, Inc.	150,691	2,219,679

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotel/Motel (continued)
Marcus Corp.	42,218	$626,093
Red Rock Resorts, Inc., Class A	82,717	3,869,501
Xponential Fitness, Inc., Class A(a)	42,673	736,109

		8,728,871

Hotels, Restaurants & Leisure — 0.1%
Bowlero Corp.(a)(b)	50,370	586,307
Global Business Travel Group I(a)(b)	53,085	383,805
Mondee Holdings, Inc.	75,940	676,625
Six Flags Entertainment Corp.(a)	124,314	3,229,678
Super Group SGHC Ltd.(a)	224,897	652,201

		5,528,616

Household Appliances(a) — 0.0%
Landsea Homes Corp.	20,454	191,040
Snap One Holdings Corp.	28,334	330,091
Traeger, Inc.(b)	59,759	253,976

		775,107

Household Durables — 0.1%
Cricut, Inc., Class A, Class A	81,782	997,740
Dream Finders Homes, Inc., Class A(a)(b)	42,251	1,038,952
United Homes Group, Inc.(a)	8,743	97,572
Vizio Holding Corp., Class A(a)(b)	130,233	879,073
Waldencast PLC	28,897	223,374

		3,236,711

Household Equipment & Products — 0.4%
Central Garden & Pet Co.(a)	16,771	650,212
Central Garden & Pet Co., Class A(a)	68,721	2,505,568
Energizer Holdings, Inc.	123,769	4,156,163
Helen of Troy Ltd.(a)(b)	41,820	4,517,396
Zurn Elkay Water Solutions Corp.	256,065	6,885,588

		18,714,927

Household Furnishings — 0.2%
American Woodmark Corp.(a)	28,950	2,210,911
Ethan Allen Interiors, Inc.	38,753	1,095,935
Hooker Furniture Corp.	16,864	314,682
La-Z-Boy, Inc.	75,093	2,150,664
Lovesac Co.(a)	23,904	644,213
Purple Innovation, Inc.(b)	113,687	316,050
Sleep Number Corp.(a)	36,458	994,574

		7,727,029

Independent Power Producers & Energy Traders(a) — 0.0%
Altus Power, Inc.	114,935	620,649
Montauk Renewables, Inc.	116,542	867,072

		1,487,721

Industrial Conglomerates — 0.0%
Brookfield Business Corp., Class A	45,614	861,192

Insurance — 0.3%
F&G Annuities & Life, Inc.	31,514	780,917
GoHealth, Inc., Class A(a)	6,637	130,815
Kingsway Financial Services, Inc.(a)	15,096	123,032
Lemonade, Inc.(a)(b)	88,857	1,497,241
Marqeta, Inc., Class A(a)	849,597	4,137,537
Mercury General Corp.	45,783	1,385,852
Oscar Health, Inc., Class A(a)	268,249	2,162,087
Skyward Specialty Insurance Group, Inc.(a)(b)	18,631	473,227

		10,690,708

Insurance: Life — 0.4%
American Equity Investment Life Holding Co.	134,024	6,983,991
CNO Financial Group, Inc.	195,500	4,627,485

Security	Shares	Value

Insurance: Life (continued)
National Western Life Group, Inc., Class A(b)	3,924	$1,630,657
Selectquote, Inc.(a)	252,255	491,897
Trupanion, Inc.(a)	68,354	1,345,207

		15,079,237

Insurance: Multi-Line — 0.4%
BRP Group, Inc., Class A(a)(b)	104,034	2,577,962
Crawford & Co., Class A	23,973	265,861
eHealth, Inc.(a)	43,442	349,274
Goosehead Insurance, Inc., Class A(a)	37,485	2,357,432
Horace Mann Educators Corp.	63,440	1,881,630
James River Group Holdings Ltd.	48,689	889,061
Maiden Holdings Ltd.(a)	114,649	240,763
Mr. Cooper Group, Inc.(a)(b)	115,209	5,834,184
SiriusPoint Ltd.(a)	157,335	1,420,735

		15,816,902

Insurance: Property-Casualty — 1.3%
AMERISAFE, Inc.	32,937	1,756,201
Argo Group International Holdings Ltd.	55,936	1,656,265
Donegal Group, Inc., Class A	27,114	391,255
Employers Holdings, Inc.	42,660	1,595,911
Enstar Group Ltd.(a)	20,517	5,011,072
Essent Group Ltd.	183,113	8,569,688
Genworth Financial, Inc., Class A(a)	740,938	3,704,690
Greenlight Capital Re Ltd., Class A(a)(b)	44,928	473,316
HCI Group, Inc.	11,079	684,461
Hilltop Holdings, Inc.	81,086	2,550,966
Investors Title Co.	2,120	309,520
NI Holdings, Inc.(a)	17,790	264,181
NMI Holdings, Inc., Class A(a)	143,084	3,694,429
Palomar Holdings, Inc.(a)(b)	42,483	2,465,713
ProAssurance Corp.	79,587	1,200,968
Radian Group, Inc.	251,110	6,348,061
Safety Insurance Group, Inc.	21,629	1,551,232
Selective Insurance Group, Inc.	103,744	9,954,237
Stewart Information Services Corp.	40,510	1,666,581
United Fire Group, Inc.	36,041	816,689
United Insurance Holdings Corp.(a)	31,572	140,811
Universal Insurance Holdings, Inc.	44,034	679,445

		55,485,692

International Trade & Diversified Logistic(a) — 0.0%
CryoPort, Inc.	75,355	1,299,874
Radiant Logistics, Inc.	64,025	430,248

		1,730,122

Internet & Catalog Retail(a) — 0.0%
BARK, Inc.(b)	193,194	256,948
ThredUp, Inc., Class A(b)	122,695	299,376
Vivid Seats, Inc., Class A	42,989	340,473

		896,797

Internet Software & Services(a) — 0.3%
eGain Corp.	34,204	256,188
Flywire Corp.(b)	166,239	5,160,059
Gogo, Inc.	115,139	1,958,514
MediaAlpha, Inc., Class A	46,456	478,961
Outbrain, Inc.	70,537	347,042
Quotient Technology, Inc.	157,815	606,010
Remitly Global, Inc.	147,000	2,766,540
Rent the Runway, Inc., Class A(b)	86,971	172,203

S E R I E S S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet Software & Services (continued)
TrueCar, Inc.	153,975	$347,983
Xometry, Inc., Class A(b)	58,473	1,238,458

		13,331,958

IT Services — 0.5%
BigBear.ai Holdings, Inc.(a)(b)	48,514	114,008
Bread Financial Holdings, Inc.	45,593	1,431,164
Fastly, Inc., Class A(a)(b)	205,663	3,243,306
Payoneer Global, Inc.(a)	425,674	2,047,492
Paysafe Ltd.(a)	55,945	564,485
Sabre Corp.(a)(b)	570,029	1,818,393
SolarWinds Corp.(a)	87,699	899,792
Squarespace, Inc., Class A(a)	77,310	2,438,357
StoneCo Ltd., Class A(a)	503,003	6,408,258
Thoughtworks Holding, Inc.(a)(b)	158,497	1,196,652

		20,161,907

Leisure Time — 0.8%
Acushnet Holdings Corp.	54,334	2,970,983
AMMO, Inc.(a)(b)	154,888	329,911
Clarus Corp.	45,706	417,753
Escalade, Inc.	13,500	180,225
Hilton Grand Vacations, Inc.(a)	141,138	6,413,311
JAKKS Pacific, Inc.(a)	11,732	234,288
Johnson Outdoors, Inc., Class A	9,203	565,524
Latham Group, Inc.(a)	68,765	255,118
Life Time Group Holdings, Inc.(a)	76,690	1,508,492
Lindblad Expeditions Holdings, Inc.(a)	61,622	670,447
OneSpaWorld Holdings Ltd.(a)	124,645	1,508,205
Portillo’s, Inc., Class A(a)(b)	73,630	1,658,884
RCI Hospitality Holdings, Inc.(b)	14,690	1,116,293
SeaWorld Entertainment, Inc.(a)	68,913	3,859,817
Smith & Wesson Brands, Inc.	78,072	1,018,059
Sphere Entertainment Co.(a)	46,020	1,260,488
Sturm Ruger & Co., Inc.	29,519	1,563,326
Topgolf Callaway Brands Corp.(a)	249,368	4,949,955
Vista Outdoor, Inc.(a)	97,549	2,699,181

		33,180,260

Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	98,508	358,569

Luxury Items — 0.2%
Movado Group, Inc.	25,961	696,534
Signet Jewelers Ltd.	76,854	5,015,492
Stagwell, Inc.(a)	187,211	1,349,791

		7,061,817

Machinery(a) — 0.1%
Berkshire Grey, Inc.(b)	113,755	160,395
Hillman Solutions Corp.	298,148	2,686,313
Matterport, Inc.	435,598	1,372,134
Microvast Holdings, Inc.(b)	194,564	311,302
Proterra, Inc.	385,404	462,485
Velo3D, Inc.(b)	153,863	332,344

		5,324,973

Machinery: Agricultural — 0.4%
Alamo Group, Inc.	17,362	3,193,045
Integral Ad Science Holding Corp.(a)	65,218	1,172,620
Lindsay Corp.	19,318	2,305,410
SPX Technologies, Inc.(a)	76,214	6,475,904

Security	Shares	Value

Machinery: Agricultural (continued)
Titan International, Inc.(a)	90,869	$1,043,176
Titan Machinery, Inc.(a)	34,629	1,021,555

		15,211,710

Machinery: Construction & Handling — 0.3%
Astec Industries, Inc.	38,992	1,771,796
Douglas Dynamics, Inc.	38,684	1,155,878
Manitowoc Co., Inc.(a)	59,466	1,119,745
NACCO Industries, Inc., Class A	7,348	254,682
Terex Corp.	116,540	6,972,588

		11,274,689

Machinery: Industrial — 1.3%
Applied Industrial Technologies, Inc.	66,662	9,654,658
Chart Industries, Inc.(a)(b)	73,035	11,670,263
Columbus McKinnon Corp.	48,734	1,981,037
Desktop Metal, Inc., Class A(a)(b)	488,885	865,326
DXP Enterprises, Inc.(a)	25,001	910,286
EnPro Industries, Inc.	36,153	4,827,510
EVI Industries, Inc.(a)	7,282	160,204
Gencor Industries, Inc.(a)	15,243	237,486
Hyliion Holdings Corp.(a)(b)	265,296	443,044
Hyster-Yale Materials Handling, Inc.	18,504	1,033,263
Intevac, Inc.(a)	38,013	142,549
John Bean Technologies Corp.	55,234	6,699,884
Kadant, Inc.(b)	20,148	4,474,871
Kennametal, Inc.	140,248	3,981,641
Mayville Engineering Co., Inc.(a)	18,047	224,866
Nikola Corp.(a)(b)	1,036,580	1,430,480
Omega Flex, Inc.	5,629	584,178
Proto Labs, Inc.(a)	45,300	1,583,688
Tennant Co.	31,764	2,576,378

		53,481,612

Machinery: Specialty — 0.1%
Albany International Corp., Class A	54,281	5,063,332

Manufactured Housing(a) — 0.3%
Cavco Industries, Inc.	15,065	4,444,175
Skyline Champion Corp.	92,316	6,042,082

		10,486,257

Marine — 0.0%
Golden Ocean Group Ltd.	209,403	1,580,993

Media — 0.2%
Bumble, Inc., Class A(a)	174,930	2,935,325
Gambling.com Group Ltd.(a)	17,559	179,804
PubMatic, Inc., Class A(a)(b)	76,483	1,398,109
Sinclair, Inc.(b)	62,042	857,421
Townsquare Media, Inc., Class A	18,058	215,071
Urban One, Inc.(a)	31,333	187,870
Vimeo, Inc.(a)	232,955	959,775
ZipRecruiter, Inc., Class A(a)	123,266	2,189,204

		8,922,579

Medical & Dental Instruments & Supplies — 2.0%
Akoya Biosciences, Inc.(a)	32,641	241,217
Alphatec Holdings, Inc.(a)	134,587	2,419,874
AngioDynamics, Inc.(a)	64,733	675,165
Anika Therapeutics, Inc.(a)	24,995	649,370
Artivion, Inc.(a)	68,877	1,183,996
AtriCure, Inc.(a)(b)	80,595	3,978,169
Atrion Corp.	2,359	1,334,486
Avanos Medical, Inc.(a)	80,952	2,069,133

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical & Dental Instruments & Supplies (continued)
Axogen, Inc.(a)	68,907	$629,121
BioLife Solutions, Inc.(a)	60,640	1,340,144
Cerus Corp.(a)	311,101	765,308
Community Health Systems, Inc.(a)	213,834	940,870
CONMED Corp.	53,144	7,221,738
Cutera, Inc.(a)(b)	28,448	430,418
InfuSystem Holdings, Inc.(a)(b)	26,964	259,663
Inmode Ltd.(a)(b)	133,799	4,997,393
LeMaitre Vascular, Inc.	33,923	2,282,339
LivaNova PLC(a)	93,564	4,811,996
Merit Medical Systems, Inc.(a)	97,904	8,188,691
NanoString Technologies, Inc.(a)	79,322	321,254
Neogen Corp.(a)(b)	376,953	8,198,728
NuVasive, Inc.(a)	91,356	3,799,496
Ocular Therapeutix, Inc.(a)	132,637	684,407
OraSure Technologies, Inc.(a)	131,262	657,623
Orchestra BioMed Holdings, Inc.(a)	5,694	39,858
Organogenesis Holdings, Inc.(a)	127,224	422,384
Orthofix Medical, Inc.(a)	61,100	1,103,466
OrthoPediatrics Corp.(a)	27,622	1,211,225
Outset Medical, Inc.(a)	86,603	1,894,008
Owens & Minor, Inc.(a)	128,270	2,442,261
Patterson Cos., Inc.	150,743	5,013,712
Pulmonx Corp.(a)	63,748	835,736
Sanara Medtech, Inc.(a)	6,069	243,367
Semler Scientific, Inc.(a)	8,074	211,862
STAAR Surgical Co.(a)(b)	83,999	4,415,827
Surmodics, Inc.(a)	23,596	738,791
TransMedics Group, Inc.(a)	54,904	4,610,838
Treace Medical Concepts, Inc.(a)	78,267	2,002,070
Utah Medical Products, Inc.	6,015	560,598
ViewRay, Inc.(a)	253,085	89,136

		83,915,738

Medical Equipment — 1.1%
Accuray, Inc.(a)(b)	157,613	609,962
AdaptHealth Corp.(a)(b)	127,355	1,549,910
Beyond Air, Inc.(a)(b)	42,993	183,150
CareDx, Inc.(a)	92,330	784,805
ClearPoint Neuro, Inc.(a)	36,589	264,904
Cytek Biosciences, Inc.(a)(b)	210,088	1,794,152
Glaukos Corp.(a)	81,116	5,776,270
Haemonetics Corp.(a)	86,692	7,380,957
iRadimed Corp.	12,040	574,790
iRhythm Technologies, Inc.(a)(b)	53,015	5,530,525
KORU Medical Systems, Inc.(a)(b)	48,089	165,907
Lantheus Holdings, Inc.(a)	117,567	9,866,223
Nevro Corp.(a)(b)	61,410	1,561,042
Quanterix Corp.(a)	61,233	1,380,804
Seer, Inc., Class A(a)	102,718	438,606
SI-BONE, Inc.(a)	60,933	1,643,972
Silk Road Medical, Inc.(a)(b)	66,758	2,168,967
Tactile Systems Technology, Inc.(a)	40,426	1,007,820
Varex Imaging Corp.(a)	66,501	1,567,429
Zynex, Inc.(a)	36,047	345,691

		44,595,886

Medical Services(a) — 0.0%
Fulgent Genetics, Inc.	36,027	1,334,080

Security	Shares	Value

Medical Services (continued)
Innovage Holding Corp.	30,150	$226,125
Tela Bio, Inc.	26,671	270,177

		1,830,382

Metal Fabricating — 0.5%
CompX International, Inc.	2,464	53,715
Distribution Solutions Group, Inc.(a)	8,316	432,931
DMC Global, Inc.(a)	34,587	614,265
GrafTech International Ltd.(b)	330,956	1,668,018
Haynes International, Inc.	21,690	1,102,286
MRC Global, Inc.(a)	145,865	1,468,861
Mueller Industries, Inc.	96,519	8,424,178
Mueller Water Products, Inc., Class A	270,619	4,392,146
Northwest Pipe Co.(a)	16,799	508,002
Worthington Industries, Inc.	53,228	3,697,749

		22,362,151

Metals & Minerals: Diversified — 0.9%
Alpha Metallurgical Resources, Inc.	22,399	3,681,500
Commercial Metals Co.	202,155	10,645,482
Compass Minerals International, Inc.	60,019	2,040,646
Constellium SE(a)	219,219	3,770,567
Energy Fuels, Inc.(a)(b)	274,051	1,710,078
Hecla Mining Co.	1,037,394	5,342,579
Intrepid Potash, Inc.(a)(b)	19,555	443,703
Materion Corp.	35,716	4,078,767
Minerals Technologies, Inc.(b)	55,810	3,219,679
Oil-Dri Corp. of America	8,102	477,937
Perpetua Resources Corp.(a)	58,506	214,717
PolyMet Mining Corp.(a)	94,779	74,875
Ring Energy, Inc.(a)(b)	210,550	360,040
SunCoke Energy, Inc.	143,879	1,132,328
U.S. Lime & Minerals, Inc.	3,503	731,742
U.S. Silica Holdings, Inc.(a)	129,900	1,575,687

		39,500,327

Metals & Mining — 0.0%
Contango ORE, Inc.(a)	5,379	137,057
i-80 Gold Corp.(a)(b)	323,455	727,774
Ramaco Resources, Inc.	7,704	81,739
Ramaco Resources, Inc., Class A	38,522	325,126

		1,271,696

Mining(a) — 0.1%
5E Advanced Materials, Inc.(b)	68,231	223,798
Dakota Gold Corp.	89,236	260,569
Piedmont Lithium, Inc.	31,159	1,798,186

		2,282,553

Office Supplies & Equipment — 0.2%
ACCO Brands Corp.	156,686	816,334
Eastman Kodak Co.(a)	97,664	451,208
HNI Corp.	81,203	2,288,300
MillerKnoll, Inc.	133,522	1,973,455
Pitney Bowes, Inc.	200,937	711,317
Steelcase, Inc., Class A	154,067	1,187,857

		7,428,471

Oil & Gas Producers — 0.3%
Civitas Resources, Inc.	120,177	8,336,678
Crescent Energy Co., Class A(b)	66,980	697,932

S E R I E S S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil & Gas Producers (continued)
HighPeak Energy, Inc.(b)	18,890	$205,523
Kosmos Energy Ltd.(a)	790,729	4,736,467

		13,976,600

Oil Well Equipment & Services — 1.2%
Bristow Group, Inc.(a)	41,607	1,195,369
Cactus, Inc., Class A	112,288	4,752,028
ChampionX Corp.	345,242	10,716,312
Dril-Quip, Inc.(a)	59,081	1,374,815
Helix Energy Solutions Group, Inc.(a)	250,475	1,848,505
Helmerich & Payne, Inc.	174,306	6,179,148
Liberty Energy, Inc., Class A	294,702	3,940,166
Nabors Industries Ltd.(a)	15,995	1,488,015
Newpark Resources, Inc.(a)	137,252	717,828
NexTier Oilfield Solutions, Inc.(a)	335,950	3,003,393
Oceaneering International, Inc.(a)	173,804	3,250,135
Oil States International, Inc.(a)	107,822	805,430
Patterson-UTI Energy, Inc.	360,174	4,311,283
ProPetro Holding Corp.(a)	170,660	1,406,238
RPC, Inc.	144,004	1,029,629
Select Energy Services, Inc., Class A	145,587	1,179,255
Solaris Oilfield Infrastructure, Inc., Class A	54,034	450,103
TETRA Technologies, Inc.(a)(b)	216,533	731,881

		48,379,533

Oil, Gas & Consumable Fuels — 0.6%
Archrock, Inc.	239,584	2,455,736
Ardmore Shipping Corp.	69,935	863,697
DHT Holdings, Inc.	238,900	2,037,817
Dorian LPG Ltd.	55,300	1,418,445
Empire Petroleum Corp.(a)	16,161	147,065
Encore Energy Corp.	238,416	574,583
Enviva, Inc.	55,307	600,081
Excelerate Energy, Inc., Class A	31,644	643,323
FLEX LNG Ltd.(a)(b)	51,813	1,581,851
Granite Ridge Resources, Inc.	38,580	255,785
Gulfport Energy Corp.(a)(b)	17,393	1,827,483
Noble Corp. PLC(a)	185,517	7,663,707
ProFrac Holding Corp., Class A(a)(b)	43,658	487,223
VAALCO Energy, Inc.	192,680	724,477
Vertex Energy, Inc.(a)	117,330	733,312
Vitesse Energy, Inc.	43,697	978,813

		22,993,398

Oil: Crude Producers — 2.0%
Amplify Energy Corp.(a)(b)	61,136	413,891
Berry Corp.	131,115	902,071
California Resources Corp.	124,103	5,620,625
Callon Petroleum Co.(a)	106,452	3,733,272
Chord Energy Corp.	72,224	11,108,051
CNX Resources Corp.(a)(b)	284,340	5,038,505
Comstock Resources, Inc.	161,068	1,868,389
CVR Energy, Inc.	50,487	1,512,590
Denbury, Inc.(a)	87,135	7,516,265
Earthstone Energy, Inc., Class A(a)(b)	99,264	1,418,483
Evolution Petroleum Corp.	52,483	423,538
Gevo, Inc.(a)(b)	409,979	623,168
Magnolia Oil & Gas Corp., Class A	317,639	6,638,655
Murphy Oil Corp.	257,679	9,869,106
Northern Oil and Gas, Inc.	130,963	4,494,650
ONE Gas, Inc.	95,134	7,307,242
Overseas Shipholding Group, Inc., Class A(a)	91,072	379,770
PrimeEnergy Resources Corp.(a)	985	90,649

Security	Shares	Value

Oil: Crude Producers (continued)
Riley Exploration Permian, Inc.	15,754	$562,733
SandRidge Energy, Inc.	33,568	511,912
SilverBow Resources, Inc.(a)	30,770	896,022
SM Energy Co.	209,387	6,622,911
Talos Energy, Inc.(a)	194,259	2,694,372
Tellurian, Inc.(a)(b)	927,032	1,307,115
Vital Energy, Inc.(a)	29,198	1,318,290
W&T Offshore, Inc.(a)(b)	172,464	667,436

		83,539,711

Oil: Refining & Marketing — 0.4%
Clean Energy Fuels Corp.(a)(b)	299,586	1,485,946
Delek U.S. Holdings, Inc.	115,218	2,759,471
Par Pacific Holdings, Inc.(a)	94,936	2,526,247
PBF Energy, Inc., Class A	201,104	8,233,198
World Kinect Corp.	104,744	2,166,106

		17,170,968

Paints & Coatings — 0.2%
Chase Corp.	13,325	1,615,257
HB Fuller Co.	92,922	6,644,852
Kronos Worldwide, Inc.	39,140	341,692

		8,601,801

Paper — 0.1%
Clearwater Paper Corp.(a)	28,662	897,694
Glatfelter Corp.	77,419	233,805
Mativ Holdings, Inc.	95,312	1,441,118

		2,572,617

Paper & Forest Products — 0.1%
Sylvamo Corp.	62,550	2,530,147

Personal Care — 0.5%
Beauty Health Co.(a)	142,625	1,193,771
BellRing Brands, Inc.(a)	232,248	8,500,277
Edgewell Personal Care Co.	88,585	3,659,446
Nu Skin Enterprises, Inc., Class A	86,180	2,861,176
Sterling Check Corp.(a)	42,439	520,302
Thorne HealthTech, Inc.(a)(b)	21,325	100,228
USANA Health Sciences, Inc.(a)	19,401	1,223,039
WD-40 Co.	23,481	4,429,691

		22,487,930

Personal Products — 0.1%
Herbalife Ltd.(a)(b)	170,912	2,262,875

Pharmaceuticals — 2.5%
ACADIA Pharmaceuticals, Inc.(a)	210,013	5,029,811
Aclaris Therapeutics, Inc.(a)(b)	120,573	1,250,342
Alkermes PLC(a)	286,088	8,954,554
Amneal Pharmaceuticals, Inc.(a)	210,782	653,424
Amphastar Pharmaceuticals, Inc.(a)	65,730	3,777,503
Arrowhead Pharmaceuticals, Inc.(a)	177,179	6,318,203
Assertio Holdings, Inc.(a)(b)	92,492	501,307
Atea Pharmaceuticals, Inc.(a)	134,315	502,338
Axonics, Inc.(a)	85,533	4,316,851
Axsome Therapeutics, Inc.(a)(b)	56,908	4,089,409
Biote Corp., Class A(a)	21,196	143,285
Bright Green Corp.(a)	94,164	95,106
Cassava Sciences, Inc.(a)(b)	68,791	1,686,755
Citius Pharmaceuticals, Inc.(a)(b)	200,965	241,158
Corcept Therapeutics, Inc.(a)	138,942	3,091,460
CorMedix, Inc.(a)(b)	74,833	296,713
DICE Therapeutics, Inc.(a)	66,929	3,109,521
Eagle Pharmaceuticals, Inc.(a)	17,753	345,118

82	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Edgewise Therapeutics, Inc.(a)	73,775	$571,756
Enanta Pharmaceuticals, Inc.(a)(b)	34,031	728,263
Enliven Therapeutics, Inc.(a)(b)	39,745	811,195
Evolus, Inc.(a)	71,393	519,027
Eyenovia, Inc.(a)(b)	44,656	105,835
Harmony Biosciences Holdings, Inc.(a)(b)	57,076	2,008,504
Harrow Health, Inc.(a)(b)	44,646	850,060
Ikena Oncology, Inc.(a)	32,886	215,732
Innoviva, Inc.(a)	106,440	1,354,981
Intra-Cellular Therapies, Inc.(a)	161,819	10,246,379
Ironwood Pharmaceuticals, Inc.(a)	238,220	2,534,661
Liquidia Corp.(a)(b)	81,251	637,820
Longboard Pharmaceuticals, Inc.(a)	24,357	178,780
Nuvation Bio, Inc.(a)	250,037	450,067
Optinose, Inc.(a)	113,495	139,599
Pacira BioSciences, Inc.(a)	78,769	3,156,274
PetIQ, Inc.(a)	47,188	715,842
Prestige Consumer Healthcare, Inc.(a)	85,781	5,097,965
Rain Oncology, Inc.(a)	31,089	37,307
Reata Pharmaceuticals, Inc., Class A(a)(b)	49,384	5,035,193
Revance Therapeutics, Inc.(a)(b)	144,147	3,648,361
Scilex Holding Co., (Acquired 01/06/23, Cost: $1,040,392)(d)	99,274	543,279
scPharmaceuticals, Inc.(a)	49,478	504,181
SIGA Technologies, Inc.	81,168	409,898
Supernus Pharmaceuticals, Inc.(a)(b)	84,788	2,548,727
Syndax Pharmaceuticals, Inc.(a)	114,428	2,394,978
Taro Pharmaceutical Industries Ltd.(a)	13,755	521,727
Tarsus Pharmaceuticals, Inc.(a)	40,969	740,310
Terns Pharmaceuticals, Inc.(a)(b)	73,530	643,388
TG Therapeutics, Inc.(a)	237,021	5,887,602
Theravance Biopharma, Inc.(a)(b)	106,590	1,103,207
Theseus Pharmaceuticals, Inc.(a)	34,367	320,644
Third Harmonic Bio, Inc.(a)	31,018	149,197
Trevi Therapeutics, Inc.(a)	67,467	161,246
Ventyx Biosciences, Inc.(a)	80,778	2,649,518
Voyager Therapeutics, Inc.(a)	54,530	624,369
Xeris Biopharma Holdings, Inc.(a)(b)	231,079	605,427

		103,254,157

Photography — 0.0%
GoPro, Inc., Class A(a)	224,498	929,422

Power Transmission Equipment — 0.3%
Advanced Energy Industries, Inc.	65,193	7,265,760
Babcock & Wilcox Enterprises, Inc.(a)	105,452	622,167
Powell Industries, Inc.	15,621	946,476
Vicor Corp.(a)	38,463	2,077,002

		10,911,405

Printing & Copying Services(a) — 0.3%
Casella Waste Systems, Inc., Class A	96,928	8,767,138
Cimpress PLC	30,880	1,836,742

		10,603,880

Producer Durables: Miscellaneous — 0.0%
First Advantage Corp.(a)	100,275	1,545,238
Park-Ohio Holdings Corp.	13,429	255,151
Solo Brands, Inc., Class A(a)	38,288	216,710

		2,017,099

Production Technology Equipment(a) — 0.9%
ACM Research, Inc., Class A	82,089	1,073,724
Axcelis Technologies, Inc.	56,466	10,351,912

Security	Shares	Value

Production Technology Equipment (continued)
Cohu, Inc.	80,785	$3,357,425
HireRight Holdings Corp.	27,612	312,292
Ichor Holdings Ltd.	49,798	1,867,425
Maxeon Solar Technologies Ltd.	43,391	1,221,890
Onto Innovation, Inc.	84,691	9,863,961
Photronics, Inc.	106,168	2,738,073
Ultra Clean Holdings, Inc.	77,416	2,977,419
Veeco Instruments, Inc.(b)	87,877	2,256,681

		36,020,802

Professional Services(a) — 0.3%
Alight, Inc., Class A	685,330	6,332,449
BlackSky Technology, Inc.	204,411	453,793
FiscalNote Holdings, Inc.	107,542	391,453
Innodata, Inc.(b)	43,079	488,085
Legalzoom.com, Inc.	180,691	2,182,747
Planet Labs PBC	332,238	1,069,806
Skillsoft Corp.	144,979	179,774

		11,098,107

Publishing — 0.1%
Daily Journal Corp.(a)	2,314	669,394
Gannett Co., Inc.(a)	255,725	575,381
John Wiley & Sons, Inc., Class A	74,307	2,528,667
Scholastic Corp.	49,385	1,920,583

		5,694,025

Radio & TV Broadcasters — 0.3%
Entravision Communications Corp., Class A	101,719	446,546
Gray Television, Inc.	140,437	1,106,644
iHeartMedia, Inc., Class A(a)	183,787	668,985
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	17,044	697,440
Liberty Media Corp.-Liberty Braves, Class C(a)	65,101	2,579,302
TEGNA, Inc.	387,464	6,292,415

		11,791,332

Railroad Equipment — 0.1%
Greenbrier Cos., Inc.	54,567	2,351,838
Trinity Industries, Inc.	141,050	3,626,395

		5,978,233

Real Estate — 0.5%
Anywhere Real Estate, Inc.(a)	190,591	1,273,148
Cushman & Wakefield PLC(a)	254,184	2,079,225
eXp World Holdings, Inc.(b)	121,709	2,468,258
Kennedy-Wilson Holdings, Inc.	207,709	3,391,888
Newmark Group, Inc., Class A	239,490	1,489,628
Opendoor Technologies, Inc.(a)(b)	945,320	3,800,186
Redfin Corp.(a)(b)	185,899	2,308,866
RMR Group, Inc., Class A	25,857	599,107
St. Joe Co.	59,814	2,891,409
Stratus Properties, Inc.	9,109	239,111
Tejon Ranch Co.(a)	34,741	597,893

		21,138,719

Real Estate Investment Trusts (REITs) — 5.9%
Acadia Realty Trust	141,868	2,041,481
AFC Gamma, Inc.	28,328	352,684
Alexander & Baldwin, Inc.	124,174	2,307,153
Alexander’s, Inc.	3,572	656,748
Alpine Income Property Trust, Inc.	19,231	312,504
American Assets Trust, Inc.	84,349	1,619,501
Angel Oak Mortgage REIT, Inc.	18,596	153,231
Apartment Investment and Management Co., Class A	255,223	2,174,500

S E R I E S S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Apollo Commercial Real Estate Finance, Inc.	243,357	$2,754,801
Apple Hospitality REIT, Inc.	371,888	5,619,228
Arbor Realty Trust, Inc.(b)	285,682	4,233,807
Ares Commercial Real Estate Corp.	91,289	926,583
Armada Hoffler Properties, Inc.	113,860	1,329,885
ARMOUR Residential REIT, Inc.	335,400	1,787,682
Blackstone Mortgage Trust, Inc., Class A	299,292	6,228,267
Braemar Hotels & Resorts, Inc.	116,745	469,315
Brandywine Realty Trust	289,931	1,348,179
BrightSpire Capital, Inc.	216,302	1,455,712
Broadstone Net Lease, Inc.	322,013	4,971,881
BRT Apartments Corp.	21,702	429,700
CareTrust REIT, Inc.	171,998	3,415,880
CBL & Associates Properties, Inc.	47,120	1,038,525
Centerspace	25,952	1,592,415
Chatham Lodging Trust	79,789	746,825
Chicago Atlantic Real Estate Finance, Inc.	25,881	392,097
Chimera Investment Corp.	408,025	2,354,304
City Office REIT, Inc.	65,402	364,289
Claros Mortgage Trust, Inc.	158,605	1,798,581
Clipper Realty, Inc.	23,302	132,122
Community Healthcare Trust, Inc.	43,869	1,448,554
CoreCivic, Inc.(a)	199,843	1,880,523
Corporate Office Properties Trust	194,377	4,616,454
CTO Realty Growth, Inc.	37,459	642,047
DiamondRock Hospitality Co.	363,142	2,908,767
Diversified Healthcare Trust	419,096	942,966
Douglas Emmett, Inc.	96,542	1,213,533
Dynex Capital, Inc.	90,182	1,135,391
Easterly Government Properties, Inc.	161,445	2,340,953
Ellington Financial, Inc.	117,141	1,616,546
Elme Communities	149,330	2,454,985
Empire State Realty Trust, Inc., Class A	227,261	1,702,185
Equity Commonwealth	179,638	3,639,466
Essential Properties Realty Trust, Inc.	257,866	6,070,166
Farmland Partners, Inc.	86,576	1,057,093
Four Corners Property Trust, Inc.	149,421	3,795,293
Franklin BSP Realty Trust, Inc.	143,670	2,034,367
GEO Group, Inc.(a)	208,381	1,492,008
Getty Realty Corp.	76,931	2,601,806
Gladstone Commercial Corp.	72,113	892,038
Gladstone Land Corp.	59,346	965,559
Global Medical REIT, Inc.	105,046	959,070
Global Net Lease, Inc.	178,476	1,834,733
Granite Point Mortgage Trust, Inc.	92,384	489,635
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	179,277	4,481,925
Hersha Hospitality Trust, Class A	54,515	331,996
Hudson Pacific Properties, Inc.	81,801	345,200
Independence Realty Trust, Inc.	392,630	7,153,719
Innovative Industrial Properties, Inc.	48,426	3,535,582
InvenTrust Properties Corp.	118,070	2,732,140
Invesco Mortgage Capital, Inc.	71,687	822,250
JBG SMITH Properties	189,456	2,849,418
Kite Realty Group Trust	377,043	8,423,141
KKR Real Estate Finance Trust, Inc.	102,243	1,244,297
Ladder Capital Corp.	197,030	2,137,776
LTC Properties, Inc.	69,788	2,304,400
LXP Industrial Trust	497,706	4,852,634
MFA Financial, Inc.	179,585	2,018,535
National Health Investors, Inc.	72,457	3,798,196

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Necessity Retail REIT, Inc.	233,124	$1,575,918
New York Mortgage Trust, Inc.	157,521	1,562,608
NexPoint Diversified Real Estate Trust	50,789	635,878
Nexpoint Real Estate Finance, Inc.	14,959	233,211
NexPoint Residential Trust, Inc.	40,254	1,830,752
Office Properties Income Trust	81,669	628,851
One Liberty Properties, Inc.	27,291	554,553
Orchid Island Capital, Inc.	68,965	713,788
Orion Office REIT, Inc.	98,804	653,094
Outfront Media, Inc.	256,778	4,036,550
Paramount Group, Inc.	321,463	1,424,081
Peakstone Realty Trust(b)	46,527	1,299,034
Pebblebrook Hotel Trust	203,765	2,840,484
PennyMac Mortgage Investment Trust	156,456	2,109,027
Phillips Edison & Co., Inc.	203,819	6,946,152
Physicians Realty Trust	406,750	5,690,432
Piedmont Office Realty Trust, Inc., Class A	211,153	1,535,082
Plymouth Industrial REIT, Inc.	74,804	1,721,988
Postal Realty Trust, Inc., Class A	33,321	490,152
PotlatchDeltic Corp.	137,207	7,251,390
Ready Capital Corp.	274,248	3,093,517
Redwood Trust, Inc.	200,016	1,274,102
Retail Opportunity Investments Corp.	215,916	2,917,025
RLJ Lodging Trust	277,162	2,846,454
RPT Realty	148,349	1,550,247
Sabra Health Care REIT, Inc.	400,975	4,719,476
Safehold, Inc.	51,927	1,232,228
Saul Centers, Inc.	19,935	734,206
Service Properties Trust	284,997	2,476,624
SL Green Realty Corp.	23,461	705,003
Star Holdings(a)	21,854	320,598
Summit Hotel Properties, Inc.	190,233	1,238,417
Sunstone Hotel Investors, Inc.	361,145	3,654,787
Tanger Factory Outlet Centers, Inc.	177,325	3,913,563
Terreno Realty Corp.	140,872	8,466,407
TPG RE Finance Trust, Inc.	120,389	892,082
Two Harbors Investment Corp.	170,099	2,360,974
UMH Properties, Inc.	95,540	1,526,729
Uniti Group, Inc.	414,706	1,915,942
Universal Health Realty Income Trust	22,675	1,078,877
Urban Edge Properties	201,528	3,109,577
Urstadt Biddle Properties, Inc., Class A	49,110	1,044,079
Veris Residential, Inc.(a)	137,541	2,207,533
Whitestone REIT	84,830	822,851
Xenia Hotels & Resorts, Inc.	192,841	2,373,873

		248,981,423

Real Estate Management & Development — 0.2%
American Realty Investors, Inc.(a)	2,389	52,032
Bluegreen Vacations Holding Corp.	18,535	660,773
Compass, Inc., Class A(a)	516,143	1,806,500
DigitalBridge Group, Inc.	281,508	4,140,983
Forestar Group, Inc.(a)	31,038	699,907
Maui Land & Pineapple Co., Inc.(a)(b)	9,474	134,910
Transcontinental Realty Investors, Inc.(a)	1,939	71,026

		7,566,131

Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A	72,530	2,183,153
Lazydays Holdings, Inc.(a)	18,484	213,675
LCI Industries	42,705	5,396,204
Malibu Boats, Inc., Class A(a)	35,747	2,096,919

84	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Recreational Vehicles & Boats (continued)
Marine Products Corp.	14,954	$252,125
MasterCraft Boat Holdings, Inc.(a)	30,308	928,940
Winnebago Industries, Inc.	51,248	3,417,729

		14,488,745

Rental & Leasing Services: Consumer — 0.1%
Upbound Group, Inc., Class A	95,166	2,962,518

Restaurants — 1.0%
Biglari Holdings, Inc., Class B(a)	1,350	266,139
BJ’s Restaurants, Inc.(a)	38,843	1,235,207
Bloomin’ Brands, Inc.	151,656	4,078,030
Brinker International, Inc.(a)	75,645	2,768,607
Carrols Restaurant Group, Inc.(a)	61,976	312,359
Cheesecake Factory, Inc.	84,638	2,926,782
Cracker Barrel Old Country Store, Inc.	37,969	3,537,951
Dave & Buster’s Entertainment, Inc.(a)	75,379	3,358,888
Denny’s Corp.(a)	95,089	1,171,496
Dine Brands Global, Inc.	27,187	1,577,662
El Pollo Loco Holdings, Inc.	47,849	419,636
Fiesta Restaurant Group, Inc.(a)	25,274	200,676
Jack in the Box, Inc.	36,006	3,511,665
Kura Sushi USA, Inc., Class A(a)(b)	10,228	950,693
Nathan’s Famous, Inc.	4,151	326,020
Noodles & Co.(a)	67,772	229,069
ONE Group Hospitality, Inc.(a)	38,498	281,805
Papa John’s International, Inc.	60,418	4,460,661
Potbelly Corp.(a)(b)	42,702	374,924
Red Robin Gourmet Burgers, Inc.(a)	27,221	376,466
Rush Street Interactive, Inc.(a)	106,716	332,954
Shake Shack, Inc., Class A(a)	65,725	5,108,147
Sweetgreen, Inc., Class A(a)(b)	168,123	2,155,337

		39,961,174

Road & Rail — 0.0%
TuSimple Holdings, Inc., Class A(a)(b)	291,662	484,159

Scientific Instruments: Control & Filter — 0.8%
Arlo Technologies, Inc.(a)	152,236	1,660,895
CIRCOR International, Inc.(a)	31,550	1,780,998
Energy Recovery, Inc.(a)(b)	95,790	2,677,330
ESCO Technologies, Inc.	44,160	4,576,301
Gorman-Rupp Co.	40,147	1,157,438
Helios Technologies, Inc.	56,831	3,755,961
Napco Security Technologies, Inc.	54,837	1,900,102
Resideo Technologies, Inc.(a)	251,508	4,441,631
Thermon Group Holdings, Inc.(a)	58,374	1,552,748
Watts Water Technologies, Inc., Class A	47,206	8,673,158

		32,176,562

Scientific Instruments: Electrical — 0.7%
Allied Motion Technologies, Inc.	24,120	963,353
Atkore, Inc.(a)(b)	68,536	10,687,504
AZZ, Inc.	43,342	1,883,643
EnerSys	71,566	7,766,342
Franklin Electric Co., Inc.	79,579	8,188,679
FTC Solar, Inc.(a)(b)	109,681	353,173
Preformed Line Products Co.	4,387	684,811

		30,527,505

Scientific Instruments: Gauges & Meters — 0.4%
Badger Meter, Inc.	50,841	7,502,098
FARO Technologies, Inc.(a)	35,771	579,490
Itron, Inc.(a)	78,781	5,680,110

Security	Shares	Value

Scientific Instruments: Gauges & Meters (continued)
Mesa Laboratories, Inc.	8,722	$1,120,777
Transcat, Inc.(a)	13,111	1,118,500
Vishay Precision Group, Inc.(a)	21,482	798,056

		16,799,031

Scientific Instruments: Pollution Control(a) — 0.0%
CECO Environmental Corp.	49,946	667,279
Heritage-Crystal Clean, Inc.	28,395	1,073,047

		1,740,326

Securities Brokerage & Services — 0.1%
BGC Partners, Inc., Class A	546,465	2,420,840
StoneX Group, Inc.(a)	30,903	2,567,421

		4,988,261

Semiconductors & Components — 1.9%
Alpha & Omega Semiconductor Ltd.(a)	39,782	1,304,850
Amkor Technology, Inc.	177,003	5,265,840
Atomera, Inc.(a)(b)	37,334	327,419
CEVA, Inc.(a)	40,776	1,041,827
Diodes, Inc.(a)	77,602	7,177,409
FormFactor, Inc.(a)	133,851	4,580,381
Kulicke & Soffa Industries, Inc.	95,542	5,679,972
MACOM Technology Solutions Holdings, Inc., Class H(a)	93,766	6,144,486
MaxLinear, Inc.(a)	129,243	4,078,909
Power Integrations, Inc.	98,069	9,284,192
Rambus, Inc.(a)	188,523	12,097,521
Semtech Corp.(a)	110,683	2,817,989
Silicon Laboratories, Inc.(a)	54,743	8,635,161
SiTime Corp.(a)	29,796	3,515,034
SkyWater Technology, Inc.(a)	30,222	284,691
SMART Global Holdings, Inc.(a)	85,107	2,468,954
Vishay Intertechnology, Inc.	221,923	6,524,536

		81,229,171

Semiconductors & Semiconductor Equipment(a) — 0.4%
Aehr Test Systems(b)	44,709	1,844,246
Ambarella, Inc.	63,350	5,300,494
Credo Technology Group Holding Ltd.	169,926	2,946,517
indie Semiconductor, Inc., Class A(b)	239,439	2,250,727
inTEST Corp.(b)	18,072	474,571
Navitas Semiconductor Corp.	176,532	1,860,647
Transphorm, Inc.	43,608	148,267

		14,825,469

Shipping — 0.8%
A-Mark Precious Metals, Inc.	32,553	1,218,622
Eagle Bulk Shipping, Inc.	22,963	1,103,143
Eneti, Inc.	42,987	520,573
Genco Shipping & Trading Ltd.	71,815	1,007,564
Golar LNG Ltd.	174,779	3,525,292
Himalaya Shipping Ltd.	37,418	208,044
International Seaways, Inc.	70,486	2,695,385
Matson, Inc.	61,586	4,787,080
Nordic American Tankers Ltd.	350,421	1,286,045
Pangaea Logistics Solutions Ltd.	55,665	376,852
Safe Bulkers, Inc.	123,751	403,428
Scorpio Tankers, Inc.	90,865	4,291,554
SFL Corp. Ltd.	196,186	1,830,415
SITE Centers Corp.	332,761	4,399,100
Teekay Corp.(a)	117,892	712,068

S E R I E S S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Shipping (continued)
Teekay Tankers Ltd., Class A	41,196	$1,574,923
Tidewater, Inc.(a)	82,064	4,549,628

		34,489,716

Software — 1.3%
Amplitude, Inc., Class A(a)	117,751	1,295,261
AvePoint, Inc.(a)(b)	265,025	1,526,544
AvidXchange Holdings, Inc.(a)	260,625	2,705,288
Bit Digital, Inc.(a)	127,023	515,713
Braze, Inc., Class A(a)	59,900	2,623,021
C3.ai, Inc., Class A(a)(b)	101,670	3,703,838
Cipher Mining, Inc.(a)(b)	74,178	212,149
Clear Secure, Inc., Class A	144,179	3,340,627
Consensus Cloud Solutions, Inc.(a)	34,057	1,055,767
Couchbase, Inc.(a)	58,825	930,612
CS Disco, Inc.(a)	42,150	346,473
CXApp, Inc.(b)	3,143	34,322
Enfusion, Inc., Class A(a)	46,318	519,688
EngageSmart, Inc.(a)	83,517	1,594,340
EverCommerce, Inc.(a)(b)	39,680	469,811
Expensify, Inc., Class A(a)(b)	94,809	756,576
ForgeRock, Inc., Class A(a)	81,752	1,679,186
Freshworks, Inc., Class A(a)(b)	279,452	4,912,766
Instructure Holdings, Inc.(a)(b)	33,185	834,935
Intapp, Inc.(a)	27,073	1,134,629
Jamf Holding Corp.(a)(b)	119,583	2,334,260
Kaltura, Inc.(a)	130,171	275,963
MarketWise, Inc.	51,156	102,312
MeridianLink, Inc.(a)	45,755	951,704
Model N, Inc.(a)(b)	65,228	2,306,462
N-able, Inc.(a)	119,014	1,714,992
NextNav, Inc.(a)(b)	103,200	303,408
Olo, Inc., Class A(a)(b)	178,926	1,155,862
Qualys, Inc.(a)	64,328	8,309,248
SEMrush Holdings, Inc., Class A(a)	52,977	506,990
SoundHound AI, Inc., Class A(a)(b)	244,357	1,111,824
Sprinklr, Inc., Class A(a)	150,539	2,081,954
Terawulf, Inc.(a)(b)	95,068	166,369
Weave Communications, Inc.(a)	59,158	657,245
Zeta Global Holdings Corp., Class A(a)(b)	232,317	1,983,987

		54,154,126

Specialty Retail — 1.9%
1-800-Flowers.com, Inc., Class A(a)	44,520	347,256
Aaron’s Co., Inc.	54,573	771,662
Abercrombie & Fitch Co., Class A(a)	84,650	3,189,612
Academy Sports & Outdoors, Inc.	128,786	6,960,883
Alta Equipment Group, Inc.	35,632	617,503
American Eagle Outfitters, Inc.	314,249	3,708,138
America’s Car-Mart, Inc.(a)	10,492	1,046,892
Arko Corp.	146,536	1,164,961
Asbury Automotive Group, Inc.(a)	37,519	9,020,318
Big 5 Sporting Goods Corp.	34,568	316,643
Blink Charging Co.(a)(b)	83,545	500,434
Boot Barn Holdings, Inc.(a)	51,901	4,395,496
Buckle, Inc.	51,856	1,794,218
Build-A-Bear Workshop, Inc.	23,616	505,855
Caleres, Inc.	60,141	1,439,174
Carvana Co.(a)	23,861	618,477
Cato Corp., Class A	28,029	225,073
Chico’s FAS, Inc.(a)	209,146	1,118,931
Children’s Place, Inc.(a)(b)	20,469	475,085
Designer Brands, Inc., Class A	86,923	877,922

Security	Shares	Value

Specialty Retail (continued)
Destination XL Group, Inc.(a)	99,585	$487,966
Envela Corp.(a)	10,699	78,745
EVgo, Inc.(a)	125,967	503,868
Foot Locker, Inc.	141,438	3,834,384
Genesco, Inc.(a)(b)	20,906	523,486
Group 1 Automotive, Inc.(b)	24,108	6,222,275
Guess?, Inc.	51,208	995,996
Haverty Furniture Cos., Inc.	24,998	755,440
Hibbett, Inc.	21,747	789,199
J Jill, Inc.(a)	6,474	138,738
Lands’ End, Inc.(a)(b)	26,544	205,981
Leslie’s, Inc.(a)	306,922	2,881,998
MarineMax, Inc.(a)	36,865	1,259,308
Monro, Inc.	53,625	2,178,784
National Vision Holdings, Inc.(a)	134,500	3,267,005
ODP Corp.(a)	59,213	2,772,353
OneWater Marine, Inc., Class A(a)	20,633	747,740
Sally Beauty Holdings, Inc.(a)(b)	186,661	2,305,263
Shoe Carnival, Inc.	29,309	688,175
Sonic Automotive, Inc., Class A	27,519	1,311,831
Sportsman’s Warehouse Holdings, Inc.(a)	64,092	365,324
Tilly’s, Inc., Class A(a)	36,062	252,795
Torrid Holdings, Inc.(a)	19,872	55,840
Urban Outfitters, Inc.(a)(b)	110,903	3,674,216
Warby Parker, Inc., Class A(a)	147,127	1,719,915
Zumiez, Inc.(a)	27,797	463,098

		77,574,256

Steel — 0.5%
ATI, Inc.(a)(b)	222,841	9,856,257
Carpenter Technology Corp.	83,143	4,666,817
Ivanhoe Electric, Inc.(a)	96,537	1,258,842
Olympic Steel, Inc.	17,201	842,849
Ryerson Holding Corp.	38,604	1,674,642
Schnitzer Steel Industries, Inc., Class A	45,200	1,355,548
TimkenSteel Corp.(a)	75,704	1,632,935

		21,287,890

Technology Hardware & Equipment — 0.2%
CompoSecure, Inc.(a)	27,101	185,913
CPI Card Group, Inc.(a)	6,890	160,192
IonQ, Inc.(a)	278,352	3,766,103
Xerox Holdings Corp.	199,138	2,965,165

		7,077,373

Technology: Miscellaneous — 0.4%
Aeva Technologies, Inc.(a)	149,503	186,879
Benchmark Electronics, Inc.	59,929	1,547,966
CTS Corp.	54,334	2,316,258
Fabrinet(a)	63,685	8,271,408
Kimball Electronics, Inc.(a)(b)	40,651	1,123,187
Plexus Corp.(a)	47,629	4,679,073

		18,124,771

Telecommunications Equipment(a) — 0.2%
Akoustis Technologies, Inc.	128,450	408,471
Cambium Networks Corp.	20,578	313,197
Clearfield, Inc.	22,883	1,083,510
Knowles Corp.	157,074	2,836,757
Viavi Solutions, Inc.	388,464	4,401,297

		9,043,232

Textile Products — 0.0%
Interface, Inc.	98,178	862,985

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles Apparel & Shoes — 0.4%
Fossil Group, Inc.(a)(b)	75,434	$193,865
G-III Apparel Group Ltd.(a)	73,782	1,421,779
Hanesbrands, Inc.	607,386	2,757,533
Kontoor Brands, Inc.	96,112	4,046,315
Oxford Industries, Inc.	25,959	2,554,885
Rocky Brands, Inc.	11,548	242,508
Steven Madden Ltd.	130,358	4,261,403
Vera Bradley, Inc.(a)	43,560	278,348
Weyco Group, Inc.	9,117	243,333
Wolverine World Wide, Inc.	135,064	1,984,090

		17,984,059

Textiles, Apparel & Luxury Goods — 0.0%
Allbirds, Inc., Class A(a)(b)	185,700	233,982

Toys — 0.0%
Funko, Inc., Class A(a)	60,533	654,967

Trading Companies & Distributors — 0.0%
Hudson Technologies, Inc.(a)	74,979	721,298

Transportation Miscellaneous — 0.2%
Costamare, Inc.	85,763	829,328
Hub Group, Inc., Class A(a)	56,566	4,543,381
Textainer Group Holdings Ltd.	74,504	2,933,968

		8,306,677

Truckers — 0.6%
ArcBest Corp.	41,862	4,135,966
Covenant Logistics Group, Inc.	14,849	650,832
Daseke, Inc.(a)	67,766	483,172
Forward Air Corp.	45,487	4,826,626
FRP Holdings, Inc.(a)	11,405	656,586
FTAI Infrastructure, Inc.	163,449	603,127
Heartland Express, Inc.	79,835	1,310,092
Marten Transport Ltd.	101,405	2,180,207
PAM Transportation Services, Inc.(a)	11,651	311,897
RXO, Inc.(a)	200,014	4,534,317
U.S. Xpress Enterprises, Inc., Class A(a)	53,990	331,499
Universal Logistics Holdings, Inc.	12,789	368,451
Werner Enterprises, Inc.	109,314	4,829,492

		25,222,264

Utilities: Electrical — 1.2%
ALLETE, Inc.	99,864	5,789,116
Avista Corp.	114,353	4,490,642
Black Hills Corp.	115,000	6,929,900
Genie Energy Ltd., Class B	32,100	453,894
MGE Energy, Inc.	63,189	4,998,882
NorthWestern Corp.	103,484	5,873,752
Otter Tail Corp.	71,083	5,612,714
PNM Resources, Inc.	148,740	6,708,174
Portland General Electric Co.	166,688	7,805,999
Unitil Corp.	27,948	1,417,243

		50,080,316

Utilities: Gas Distributors — 0.6%
Chesapeake Utilities Corp.	30,248	3,599,512
New Jersey Resources Corp.	167,914	7,925,541

Security	Shares	Value

Utilities: Gas Distributors (continued)
Northwest Natural Holding Co.	61,093	$2,630,054
RGC Resources, Inc.	12,318	246,729
Southwest Gas Holdings, Inc.	107,371	6,834,164
Spire, Inc.	88,614	5,621,672

		26,857,672

Utilities: Miscellaneous — 0.4%
Brookfield Infrastructure Corp., Class A	170,227	7,758,947
Ormat Technologies, Inc.	92,686	7,457,515

		15,216,462

Utilities: Telecommunications — 0.5%
8x8, Inc.(a)	193,453	818,306
ATN International, Inc.	19,569	716,225
Cogent Communications Holdings, Inc.	75,617	5,088,268
Consolidated Communications Holdings, Inc.(a)	133,546	511,481
Globalstar, Inc.(a)(b)	1,204,522	1,300,884
IDT Corp., Class B(a)	26,610	687,869
LiveVox Holdings, Inc.(a)	36,149	99,410
Radius Global Infrastructure, Inc., Class A(a)	147,747	2,201,430
Shenandoah Telecommunications Co.	84,212	1,636,239
Spok Holdings, Inc.	28,300	376,107
Telephone and Data Systems, Inc.	172,773	1,421,922
Xperi, Inc.(a)	74,318	977,282
Ziff Davis, Inc.(a)(b)	81,188	5,688,031

		21,523,454

Utilities: Water — 0.5%
American States Water Co.	63,999	5,567,913
Artesian Resources Corp., Class A	13,958	659,097
California Water Service Group	96,689	4,992,053
Consolidated Water Co. Ltd.	25,420	615,927
Global Water Resources, Inc.	22,439	284,526
Middlesex Water Co.	30,431	2,454,564
Pure Cycle Corp.(a)	35,171	386,881
SJW Group	53,257	3,733,848
York Water Co.	24,414	1,007,566

		19,702,375

Total Common Stocks — 98.0% (Cost: $3,529,073,432)		4,107,199,745

Investment Companies

Equity Funds — 1.0%
iShares Russell 2000 ETF(b)(e)	219,809	41,163,631

Total Investment Companies — 1.0% (Cost: $37,919,201)		41,163,631

S E R I E S S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

Biotechnology(c) — 0.0%
Aduro Biotech, Inc.	21,953	$55,738
Gtx, Inc.(b)	944	968

Total Rights — 0.0% (Cost: $1,935)		56,706

Total Long-Term Investments —99.0% (Cost: $3,566,994,568)		4,148,420,082

Short-Term Securities

Money Market Funds — 8.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(e)(f)(g)	305,380,071	305,441,148
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(e)(f)	59,925,125	59,925,125

Total Short-Term Securities —8.7% (Cost: $365,239,420)		365,366,273

Total Investments — 107.7% (Cost: $3,932,233,988)		4,513,786,355

Liabilities in Excess of Other Assets — (7.7)%		(322,971,713)

Net Assets — 100.0%		$4,190,814,642

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Series held restricted securities with a current value of $543,279, representing less than 0.05% of its net assets as of period end, and an original cost of $1,040,392.

(e)	Affiliate of the Series.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Series compliance purposes, the Series’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Series during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$319,335,055	$—		$(13,871,425	)(a)	$15,961	$(38,443)	$305,441,148	305,380,071	$2,711,297	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	34,903,521	25,021,604	(a)	—		—	—	59,925,125	59,925,125	909,267		—
iShares Russell 2000 ETF	34,305,853	186,509,037		(182,868,893)		769,512	2,448,122	41,163,631	219,809	188,398		—

						$785,473	$2,409,679	$406,529,904		$3,808,962		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	271	09/15/23	$25,795	$140,718

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(a)	08/19/26	$9,387,141	$314,802	(b)	$9,683,151	0.2%
	Monthly	HSBC Bank USA N.A.(c)	02/10/28	9,080,291	(488,535	)(d)	8,613,156	0.2
	Monthly	JPMorgan Chase Bank N.A.(e)	02/08/24	13,508,954	(137,944	)(f)	13,330,521	0.3

					$(311,677)		$31,626,828

(b)	Amount includes $18,792 of net dividends and financing fees.
(d)	Amount includes $(21,400) of net dividends and financing fees.
(f)	Amount includes $40,489 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(a)	(c)	(e)
Range:	40 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Air Transport
Bank of Hawaii Corp.	38,414	$1,583,809	16.3%

Banks: Diversified
Atlantic Union Bankshares Corp.	8,555	222,002	2.3
Cadence Bank	51,313	1,007,787	10.4
Central Pacific Financial Corp.	277	4,352	0.0
City Holding Co.	2,966	266,910	2.8
Community Bank System, Inc.	2,302	107,918	1.1
First Financial Bancorp	542	11,078	0.1
Hanmi Financial Corp.	3,913	58,421	0.6
Hope Bancorp, Inc.	15,558	130,998	1.4
Independent Bank Corp.	657	29,243	0.3
NBT Bancorp, Inc.	4,667	148,644	1.5
OFG Bancorp	8,657	225,775	2.3
Pacific Premier Bancorp, Inc.	1,697	35,094	0.4
Simmons First National Corp., Class A	29,019	500,578	5.2
Trustmark Corp.	1,313	27,731	0.3
United Community Banks, Inc.	10,899	272,366	2.8

		3,048,897

Banks: Savings, Thrift & Mortgage Lending
BankUnited, Inc.	14,094	303,726	3.1
Berkshire Hills Bancorp, Inc.	10,665	221,085	2.3
Northwest Bancshares, Inc.	32,411	343,557	3.6

Security	Shares	Value	% of Basket Value

Banks: Savings, Thrift & Mortgage Lending (continued)
Washington Federal, Inc.	7,820	$207,386	2.1%
WSFS Financial Corp.	1,835	69,216	0.7

		1,144,970

Insurance: Property-Casualty
Genworth Financial, Inc., Class A	4,713	23,565	0.3
Stewart Information Services Corp.	5,459	224,583	2.3

		248,148

IT Services
Bread Financial Holdings, Inc.	5,432	170,511	1.8

Real Estate Investment & Services
SL Green Realty Corp.	90,359	2,715,288	28.0

Real Estate Investment Trusts (REITs)
Hudson Pacific Properties, Inc.	153,972	649,762	6.7
Pebblebrook Hotel Trust	8,735	121,766	1.3

		771,528

Net Value of Reference Entity — Goldman Sachs Bank USA		$9,683,151

S E R I E S S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Alternative Energy
Green Plains, Inc.	33,957	$1,094,774	12.7%

Banks: Diversified
Atlantic Union Bankshares Corp.	1,721	44,660	0.5
Bancorp, Inc.	1,506	49,171	0.6
Banner Corp.	4,687	204,681	2.4
Cadence Bank	7,172	140,858	1.6
City Holding Co.	1,284	115,547	1.3
Community Bank System, Inc.	4,260	199,709	2.3
CVB Financial Corp.	6,682	88,737	1.0
First BanCorp./Puerto Rico	30,754	375,814	4.4
First Bancorp/Southern Pines NC	3,100	92,225	1.1
First Commonwealth Financial Corp.	38,148	482,572	5.6
First Financial Bancorp	9,486	193,894	2.3
Hope Bancorp, Inc.	21,940	184,735	2.1
Independent Bank Corp.	3,363	149,687	1.7
Lakeland Financial Corp.	3,386	164,289	1.9
NBT Bancorp, Inc.	3,663	116,666	1.4
Pacific Premier Bancorp, Inc.	7,081	146,435	1.7
Preferred Bank/Los Angeles CA	10,314	567,167	6.6
Provident Financial Services, Inc.	18,143	296,456	3.4
Renasant Corp.	3,169	82,806	1.0
S&T Bancorp, Inc.	3,232	87,878	1.0
Simmons First National Corp., Class A	5,480	94,530	1.1
Trustmark Corp.	10,289	217,304	2.5
United Community Banks, Inc.	4,028	100,660	1.2
Veritex Holdings, Inc.	1,725	30,929	0.4
Westamerica BanCorp	6,553	250,980	2.9

		4,478,390

Banks: Savings, Thrift & Mortgage Lending
Berkshire Hills Bancorp, Inc.	3,304	68,492	0.8
Washington Federal, Inc.	2,275	60,333	0.7
WSFS Financial Corp.	10,577	398,964	4.6

		527,789

Commercial Finance & Mortgage Companies
Pathward Financial, Inc.	849	39,360	0.5

Computer Services Software & Systems
Envestnet, Inc.	5,955	353,429	4.1

Financial Data & Systems
Green Dot Corp., Class A	9,051	169,616	2.0

Insurance: Multi-Line
James River Group Holdings Ltd.	16,316	297,930	3.5

Insurance: Property-Casualty
Genworth Financial, Inc., Class A	30,054	150,270	1.7
Radian Group, Inc.	21,006	531,032	6.2
Safety Insurance Group, Inc.	370	26,536	0.3
Stewart Information Services Corp.	53	2,180	0.0

		710,018

Security	Shares	Value	% of Basket Value

Office Supplies & Equipment
Pitney Bowes, Inc.	104,902	$371,353	4.3%

Real Estate Investment Trusts (REITs)
Acadia Realty Trust	23,822	342,799	4.0
Xenia Hotels & Resorts, Inc.	1,749	21,530	0.2

		364,329

Utilities: Electrical
Avista Corp.	5,250	206,168	2.4

Net Value of Reference Entity — HSBC Bank PLC		$8,613,156

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Alternative Energy
Green Plains, Inc.	15,261	$492,015	3.7%

Asset Management & Custodian
Artisan Partners Asset Management, Inc., Class A	2,423	95,248	0.7
WisdomTree, Inc.	26,505	181,824	1.4

		277,072

Banks: Diversified
Ameris Bancorp	2,013	68,865	0.5
Bancorp, Inc.	12,301	401,628	3.0
Banner Corp.	2,746	119,918	0.9
Cadence Bank	21,201	416,388	3.1
Central Pacific Financial Corp.	10,005	157,178	1.2
Community Bank System, Inc.	5,866	274,998	2.1
Customers Bancorp, Inc.	1,828	55,315	0.4
CVB Financial Corp.	18,831	250,076	1.9
Eagle Bancorp, Inc.	7,989	169,047	1.3
First Bancorp/Southern Pines NC	7,204	214,319	1.6
Hanmi Financial Corp.	13,023	194,433	1.5
Independent Bank Corp.	7,808	347,534	2.6
National Bank Holdings Corp., Class A	12,342	358,412	2.7
Northrim BanCorp, Inc.	8,253	324,590	2.4
Pacific Premier Bancorp, Inc.	24,332	503,186	3.8
Renasant Corp.	9,206	240,553	1.8
S&T Bancorp, Inc.	12,568	341,724	2.6
Seacoast Banking Corp. of Florida	22,318	493,228	3.7
Southside Bancshares, Inc.	3,085	80,704	0.6
TrustCo Bank Corp. NY	3,432	98,189	0.7
United Bankshares, Inc.	1,496	44,386	0.3
United Community Banks, Inc.	16,129	403,064	3.0
Veritex Holdings, Inc.	18,032	323,314	2.4

		5,881,049

Banks: Savings, Thrift & Mortgage Lending
Banc of California, Inc.	14,237	164,864	1.2
BankUnited, Inc.	701	15,107	0.1
Brookline Bancorp, Inc.	25,069	219,103	1.7
Washington Federal, Inc.	1,445	38,321	0.3

		437,395

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series

Security	Shares	Value	% of Basket Value

Commercial Finance & Mortgage Companies
Pathward Financial, Inc.	5,069	$234,999	1.8%

Commercial Vehicles & Parts
Cooper Standard Holding, Inc.	23,883	340,572	2.6

Computer Technology
Immersion Corp.	18,404	130,300	1.0

Diversified Financial Services
Moelis & Co., Class A	3,351	151,934	1.1

Insurance: Multi-Line
Horace Mann Educators Corp.	7,028	208,451	1.6

Insurance: Property-Casualty
Employers Holdings, Inc.	3,677	137,557	1.0
Genworth Financial, Inc., Class A	62,505	312,525	2.3
ProAssurance Corp.	13,193	199,082	1.5
Safety Insurance Group, Inc.	2,927	209,924	1.6

		859,088

Security	Shares	Value	% of Basket Value

IT Services
Bread Financial Holdings, Inc.	36,802	$1,155,215	8.6%
Payoneer Global, Inc.	32,597	156,791	1.2

		1,312,006

Media
Vimeo, Inc.	35,339	145,597	1.1

Real Estate Investment & Services
Douglas Emmett, Inc.	196,685	2,472,330	18.5

Utilities: Electrical
Avista Corp.	9,873	387,713	2.9

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$13,330,521

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$314,802	$(626,479)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$140,718	$—	$—	$—	$140,718
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	314,802	—	—	—	314,802

	$—	$—	$455,520	$—	$—	$—	$455,520

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$626,479	$—	$—	$—	$626,479

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Series Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

S E R I E S S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,538,223	$—	$—	$—	$1,538,223
Swaps	—	—	(2,578,468)	—	—	—	(2,578,468)

	$—	$—	$(1,040,245)	$—	$—	$—	$(1,040,245)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$504,048	$—	$—	$—	$504,048
Swaps	—	—	(301,111)	—	—	—	(301,111)

	$—	$—	$202,937	$—	$—	$—	$202,937

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,778,568
Total return swaps:
Average notional value	$28,295,439

For more information about the Series’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$107,580	$1
Swaps — OTC(a)	314,802	626,479

Total derivative assets and liabilities in the Statement of Assets and Liabilities	422,382	626,480

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(107,580)	(1)

Total derivative assets and liabilities subject to an MNA	$314,802	$626,479

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Series’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	(a)	Net Amount of Derivative Assets
Goldman Sachs Bank USA	$314,802	$—	$—	$(314,802)		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
HSBC Bank USA N.A.	$488,535	$—	$—	$(440,000)	$48,535
JPMorgan Chase Bank N.A.	137,944	—	—	(137,944)	—

	$626,479	$—	$—	$(577,944)	$48,535

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

92	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Series’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Series’s financial instruments categorized in the fair value hierarchy. The breakdown of the Series’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Advertising Agencies	$5,552,343	$—	$—	$5,552,343
Aerospace	4,245,533	—	—	4,245,533
Aerospace & Defense	42,904,586	—	—	42,904,586
Agriculture, Fishing & Ranching	8,785,569	—	—	8,785,569
Air Transport	25,018,307	—	—	25,018,307
Airlines	1,553,057	—	—	1,553,057
Alternative Energy	20,239,493	—	—	20,239,493
Aluminum	7,863,732	—	—	7,863,732
Asset Management & Custodian	34,044,938	—	—	34,044,938
Auto Components	4,321,590	—	—	4,321,590
Auto Parts	41,858,996	—	—	41,858,996
Auto Services	6,652,680	—	—	6,652,680
Back Office Support, HR & Consulting	70,090,822	—	—	70,090,822
Banks	601,012	—	—	601,012
Banks: Diversified	284,665,443	—	—	284,665,443
Banks: Savings, Thrift & Mortgage Lending	19,269,840	—	—	19,269,840
Beverage: Soft Drinks	11,771,286	—	—	11,771,286
Biotechnology	312,246,905	—	—	312,246,905
Building Materials	40,635,595	—	—	40,635,595
Building Products	1,543,408	—	—	1,543,408
Building: Climate Control	17,455,339	—	—	17,455,339
Building: Roofing, Wallboard & Plumbing	9,604,356	—	—	9,604,356
Cable Television Services	4,113,611	—	—	4,113,611
Capital Markets	4,745,063	—	—	4,745,063
Casinos & Gambling	20,770,713	—	—	20,770,713
Cement	371,588	—	—	371,588
Chemicals	1,649,584	—	—	1,649,584
Chemicals: Diversified	37,096,713	—	—	37,096,713
Chemicals: Specialty	34,727,499	—	—	34,727,499
Coal	15,983,194	—	—	15,983,194
Commercial Banks	1,617,720	—	—	1,617,720
Commercial Finance & Mortgage Companies	12,490,058	—	—	12,490,058
Commercial Services & Supplies	9,220,379	—	—	9,220,379
Commercial Services: Rental & Leasing	42,293,451	—	—	42,293,451
Commercial Vehicles & Parts	13,393,602	—	—	13,393,602
Communications Equipment	2,027,127	—	—	2,027,127
Communications Technology	30,687,670	—	—	30,687,670
Computer Services Software & Systems	228,342,883	—	—	228,342,883
Computer Technology	41,916,208	—	—	41,916,208
Construction	17,240,259	—	—	17,240,259
Consumer Electronics	4,387,102	—	—	4,387,102
Consumer Finance	5,246,109	—	—	5,246,109
Consumer Lending	17,271,819	—	—	17,271,819
Consumer Services: Miscellaneous	15,910,968	—	—	15,910,968
Containers & Packaging	16,701,476	—	—	16,701,476
Cosmetics	14,215,610	—	—	14,215,610
Diversified Consumer Services	13,118,973	—	—	13,118,973
Diversified Financial Services	21,792,201	—	—	21,792,201
Diversified Manufacturing Operations	25,488,077	—	—	25,488,077
Diversified Materials & Processing	17,163,972	—	—	17,163,972
Diversified Media	957,612	—	—	957,612
Diversified Retail	12,728,302	—	—	12,728,302
Diversified Telecommunication Services	4,658,687	—	—	4,658,687

S E R I E S S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Drug & Grocery Store Chains	$11,182,223	$—	$—	$11,182,223
Education Services	23,523,587	—	—	23,523,587
Electrical Equipment	17,510,258	—	—	17,510,258
Electronic Components	37,442,322	—	—	37,442,322
Electronic Entertainment	668,602	—	—	668,602
Electronic Equipment, Instruments & Components	8,804,818	—	—	8,804,818
Electronics	12,935,356	—	—	12,935,356
Energy Equipment	40,995,832	—	—	40,995,832
Energy Equipment & Services	25,221,232	—	—	25,221,232
Engineering & Contracting Services	30,310,865	—	—	30,310,865
Entertainment	12,088,696	—	—	12,088,696
Environmental, Maintenance, & Security Service	20,792,467	—	—	20,792,467
Financial Data & Systems	16,229,161	—	—	16,229,161
Financial Services	12,617,246	—	—	12,617,246
Food & Staples Retailing	181,718	—	—	181,718
Food Products	7,746,555	—	—	7,746,555
Foods	44,931,664	—	—	44,931,664
Forest Products	16,213,601	—	—	16,213,601
Forms & Bulk Printing Services	2,501,723	—	—	2,501,723
Fruit & Grain Processing	2,910,903	—	—	2,910,903
Funeral Parlors & Cemeteries	9,153,013	—	—	9,153,013
Gas Pipeline	8,760,411	—	—	8,760,411
Glass	1,826,123	—	—	1,826,123
Gold	3,524,887	—	—	3,524,887
Health Care Equipment & Services	4,000,497	—	—	4,000,497
Health Care Equipment & Supplies	8,147,745	—	—	8,147,745
Health Care Facilities	28,186,580	—	—	28,186,580
Health Care Management Services	18,844,155	—	—	18,844,155
Health Care Providers & Services	3,234,826	—	—	3,234,826
Health Care Services	76,021,745	—	—	76,021,745
Home Building	56,249,271	—	—	56,249,271
Hotel/Motel	8,728,871	—	—	8,728,871
Hotels, Restaurants & Leisure	5,528,616	—	—	5,528,616
Household Appliances	775,107	—	—	775,107
Household Durables	3,236,711	—	—	3,236,711
Household Equipment & Products	18,714,927	—	—	18,714,927
Household Furnishings	7,727,029	—	—	7,727,029
Independent Power Producers & Energy Traders	1,487,721	—	—	1,487,721
Industrial Conglomerates	861,192	—	—	861,192
Insurance	10,690,708	—	—	10,690,708
Insurance: Life	15,079,237	—	—	15,079,237
Insurance: Multi-Line	15,816,902	—	—	15,816,902
Insurance: Property-Casualty	55,485,692	—	—	55,485,692
International Trade & Diversified Logistic	1,730,122	—	—	1,730,122
Internet & Catalog Retail	896,797	—	—	896,797
Internet Software & Services	13,331,958	—	—	13,331,958
IT Services	20,161,907	—	—	20,161,907
Leisure Time	33,180,260	—	—	33,180,260
Life Sciences Tools & Services	358,569	—	—	358,569
Luxury Items	7,061,817	—	—	7,061,817
Machinery	5,324,973	—	—	5,324,973
Machinery: Agricultural	15,211,710	—	—	15,211,710
Machinery: Construction & Handling	11,274,689	—	—	11,274,689
Machinery: Industrial	53,481,612	—	—	53,481,612
Machinery: Specialty	5,063,332	—	—	5,063,332
Manufactured Housing	10,486,257	—	—	10,486,257
Marine	1,580,993	—	—	1,580,993
Media	8,922,579	—	—	8,922,579
Medical & Dental Instruments & Supplies	83,915,738	—	—	83,915,738
Medical Equipment	44,595,886	—	—	44,595,886
Medical Services	1,830,382	—	—	1,830,382
Metal Fabricating	22,362,151	—	—	22,362,151
Metals & Minerals: Diversified	39,500,327	—	—	39,500,327

94	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Metals & Mining	$1,271,696	$—	$—	$1,271,696
Mining	2,282,553	—	—	2,282,553
Office Supplies & Equipment	7,428,471	—	—	7,428,471
Oil & Gas Producers	13,976,600	—	—	13,976,600
Oil Well Equipment & Services	48,379,533	—	—	48,379,533
Oil, Gas & Consumable Fuels	22,993,398	—	—	22,993,398
Oil: Crude Producers	83,539,711	—	—	83,539,711
Oil: Refining & Marketing	17,170,968	—	—	17,170,968
Paints & Coatings	8,601,801	—	—	8,601,801
Paper	2,572,617	—	—	2,572,617
Paper & Forest Products	2,530,147	—	—	2,530,147
Personal Care	22,487,930	—	—	22,487,930
Personal Products	2,262,875	—	—	2,262,875
Pharmaceuticals	102,710,878	543,279	—	103,254,157
Photography	929,422	—	—	929,422
Power Transmission Equipment	10,911,405	—	—	10,911,405
Printing & Copying Services	10,603,880	—	—	10,603,880
Producer Durables: Miscellaneous	2,017,099	—	—	2,017,099
Production Technology Equipment	36,020,802	—	—	36,020,802
Professional Services	11,098,107	—	—	11,098,107
Publishing	5,694,025	—	—	5,694,025
Radio & TV Broadcasters	11,791,332	—	—	11,791,332
Railroad Equipment	5,978,233	—	—	5,978,233
Real Estate	21,138,719	—	—	21,138,719
Real Estate Investment Trusts (REITs)	248,981,423	—	—	248,981,423
Real Estate Management & Development	7,566,131	—	—	7,566,131
Recreational Vehicles & Boats	14,488,745	—	—	14,488,745
Rental & Leasing Services: Consumer	2,962,518	—	—	2,962,518
Restaurants	39,961,174	—	—	39,961,174
Road & Rail	484,159	—	—	484,159
Scientific Instruments: Control & Filter	32,176,562	—	—	32,176,562
Scientific Instruments: Electrical	30,527,505	—	—	30,527,505
Scientific Instruments: Gauges & Meters	16,799,031	—	—	16,799,031
Scientific Instruments: Pollution Control	1,740,326	—	—	1,740,326
Securities Brokerage & Services	4,988,261	—	—	4,988,261
Semiconductors & Components	81,229,171	—	—	81,229,171
Semiconductors & Semiconductor Equipment	14,825,469	—	—	14,825,469
Shipping	34,489,716	—	—	34,489,716
Software	54,154,126	—	—	54,154,126
Specialty Retail	77,574,256	—	—	77,574,256
Steel	21,287,890	—	—	21,287,890
Technology Hardware & Equipment	7,077,373	—	—	7,077,373
Technology: Miscellaneous	18,124,771	—	—	18,124,771
Telecommunications Equipment	9,043,232	—	—	9,043,232
Textile Products	862,985	—	—	862,985
Textiles Apparel & Shoes	17,984,059	—	—	17,984,059
Textiles, Apparel & Luxury Goods	233,982	—	—	233,982
Toys	654,967	—	—	654,967
Trading Companies & Distributors	721,298	—	—	721,298
Transportation Miscellaneous	8,306,677	—	—	8,306,677
Truckers	25,222,264	—	—	25,222,264
Utilities: Electrical	50,080,316	—	—	50,080,316
Utilities: Gas Distributors	26,857,672	—	—	26,857,672
Utilities: Miscellaneous	15,216,462	—	—	15,216,462
Utilities: Telecommunications	21,523,454	—	—	21,523,454
Utilities: Water	19,702,375	—	—	19,702,375
Investment Companies	41,163,631	—	—	41,163,631
Rights	—	—	56,706	56,706
Short-Term Securities
Money Market Funds	365,366,273	—	—	365,366,273

	$4,513,186,370	$543,279	$56,706	$4,513,786,355

S E R I E S S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2023	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$140,718	$314,802	$—	$455,520
Liabilities
Equity Contracts	—	(626,479)	—	(626,479)

	$140,718	$(311,677)	$—	$(170,959)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

96	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) June 30, 2023

Master Small Cap Index Series

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,107,256,451
Investments, at value — affiliated(c)	406,529,904
Cash pledged:
Collateral — OTC derivatives	620,000
Futures contracts	2,280,000
Receivables:
Investments sold	235,001
Securities lending income — affiliated	534,814
Swaps	2,720,543
Dividends — unaffiliated	4,055,743
Dividends — affiliated	194,614
Variation margin on futures contracts	107,580
Unrealized appreciation on OTC swaps	314,802
Prepaid expenses	6,976
Other assets	4,174

Total assets	4,524,860,602

LIABILITIES
Bank overdraft	330,710
Cash received as collateral for OTC derivatives	500,000
Collateral on securities loaned	305,415,226
Payables:
Investments purchased	315,590
Swaps	922,929
Accounting services fees	3,793
Withdrawals to investors	25,765,495
Custodian fees	55,669
Investment advisory fees	61,548
Directors’ fees	8,351
Other accrued expenses	1,031
Professional fees	39,138
Variation margin on futures contracts	1
Unrealized depreciation on OTC swaps	626,479

Total liabilities	334,045,960

Commitments and contingent liabilities
NET ASSETS	$4,190,814,642

NET ASSETS CONSIST OF
Investors’ capital	$3,609,433,233
Net unrealized appreciation (depreciation)	581,381,409

NET ASSETS	$4,190,814,642

(a) Investments, at cost — unaffiliated	$3,529,075,367
(b) Securities loaned, at value	$297,597,691
(c) Investments, at cost — affiliated	$403,158,621

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	97

Statement of Operations (unaudited) Six Months Ended June 30, 2023

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$32,091,754
Dividends — affiliated	1,097,665
Interest — unaffiliated	30,054
Securities lending income — affiliated — net	2,711,297
Foreign taxes withheld	(64,403)

Total investment income	35,866,367

EXPENSES
Investment advisory	194,861
Custodian	48,458
Professional	39,768
Directors	17,226
Printing and postage	4,839
Accounting services	4,538
Miscellaneous	18,140

Total expenses	327,830
Less:
Fees waived and/or reimbursed by the Manager	(15,231)

Total expenses after fees waived and/or reimbursed	312,599

Net investment income	35,553,768

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	46,988,082
Investments — affiliated	785,473
Futures contracts	1,538,223
Swaps	(2,578,468)

46,733,310

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	227,115,984
Investments — affiliated	2,409,679
Futures contracts	504,048
Swaps	(301,111)

229,728,600

Net realized and unrealized gain	276,461,910

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$312,015,678

See notes to financial statements.

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Statements of Changes in Net Assets

	Master Small Cap Index Series
	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,553,768	$53,629,281
Net realized gain (loss)	46,733,310	(36,286,409)
Net change in unrealized appreciation (depreciation)	229,728,600	(943,949,533)

Net increase (decrease) in net assets resulting from operations	312,015,678	(926,606,661)

CAPITAL TRANSACTIONS
Proceeds from contributions	700,854,913	1,206,262,904
Value of withdrawals	(462,418,533)	(1,208,228,644)

Net increase (decrease) in net assets derived from capital transactions	238,436,380	(1,965,740)

NET ASSETS
Total increase (decrease) in net assets	550,452,058	(928,572,401)
Beginning of period	3,640,362,584	4,568,934,985

End of period	$4,190,814,642	$3,640,362,584

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	99

Financial Highlights (unaudited)

	Master Small Cap Index Series
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	8.17	%(a)	(20.29)%	14.84%	20.08%	25.70%	(10.96)%

Ratios to Average Net Assets(b)
Total expenses	0.02	%(c)	0.02%	0.02%	0.03%	0.02%	0.03%

Total expenses after fees waived and/or reimbursed	0.02	%(c)	0.02%	0.01%	0.02%	0.02%	0.03%

Net investment income	1.82	%(c)	1.36%	1.03%	1.29%	1.49%	1.49%

Supplemental Data
Net assets, end of period (000)	$4,190,815		$3,640,363	$4,568,935	$3,895,218	$3,325,684	$2,309,730

Portfolio turnover rate	16	%(d)	38%	31%	27%	20%	28%

(a)	Not annualized.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Annualized.
(d)	Excludes underlying investments in total return swaps.

See notes to financial statements.

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Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Quantitative Master Series LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware statutory trust. Master Small Cap Index Series (“the “Series”) is a series of the Master LLC. The Series is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Series is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Series may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Series invests. These foreign taxes, if any, are paid by the Series and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Series is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Series’ Manager as the valuation designee for the Series. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Series uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access;

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Notes to Financial Statements (unaudited) (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Series’ Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Barclays Capital, Inc.	$3,224,224	$(3,224,224)	$—		$—
BMO Capital Markets Corp.	6,797	(6,797)	—		—
BNP Paribas SA	45,123,899	(45,123,899)	—		—
BofA Securities, Inc.	68,847,145	(68,847,145)	—		—
Citadel Clearing LLC	1,324,558	(1,324,558)	—		—
Citigroup Global Markets, Inc.	25,908,282	(25,908,282)	—		—
Credit Suisse Securities (USA) LLC	669,305	(669,305)	—		—
HSBC Bank PLC	23,941	(23,941)	—		—
ING Financial Markets LLC	1,494,603	(1,494,603)	—		—
J.P. Morgan Securities LLC	88,402,109	(88,402,109)	—		—
Jefferies LLC	5,727,898	(5,727,898)	—		—
Mizuho Securities USA LLC	301,956	(301,956)	—		—
Nomura Securities International, Inc.	958,353	(955,983)	—		2,370
Scotia Capital (USA), Inc.	1,928,722	(1,928,722)	—		—
State Street Bank & Trust Co.	4,376,530	(4,376,530)	—		—
Toronto-Dominion Bank	12,213,302	(12,160,933)	—		52,369
UBS AG	4,588,459	(4,588,459)	—		—
UBS Securities LLC	6,450,678	(6,450,678)	—		—

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements (unaudited) (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Virtu Americas LLC	$827,374	$(827,374)	$—		$—
Wells Fargo Bank N.A.	12,071,473	(12,071,473)	—		—
Wells Fargo Securities LLC	13,128,083	(13,128,083)	—		—

	$297,597,691	$(297,542,952)	$—		$54,739

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Series is disclosed in the Series’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2023. Additional collateral is delivered to the Series on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Series’ counterparty on the swap. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

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Notes to Financial Statements (unaudited) (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from the counterparties are not fully collateralized, the Series bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Series bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees

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Notes to Financial Statements (unaudited) (continued)

the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $13,415.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the Manager waived $1,816 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. For the six months ended June 30, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Series retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Series paid BTC $698,099 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of Master LLC are directors and/or officers of BlackRock or its affiliates.

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Notes to Financial Statements (unaudited) (continued)

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Series Name	Purchases	Sales	Net Realized Gain (Loss)

Master Small Cap Index Series	$60,819,539	$108,082,411	$46,701,625

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were $901,441,392 and $637,072,576, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Series Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Master Small Cap Index Series	$4,065,006,263	$1,125,946,875	$(677,375,623)	$448,571,252

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Series’ portfolio are disclosed in its Schedule of Investments.

The Series invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Series invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreements and Sub-Advisory  Agreements

The Board of Trustees (the “Trust Board”) of BlackRock Funds (the “Trust”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue (i) the investment advisory agreement (the “Trust BAL Advisory Agreement”) between the Trust, on behalf of iShares Short-Term TIPS Bond Index Fund (the “Short-Term TIPS Bond Index Fund”), and BlackRock Advisors, LLC (“BAL”), the Fund’s investment advisor; and (ii) the investment advisory agreement (the “Trust BFA Advisory Agreement”) between the Trust, on behalf of iShares Municipal Bond Index Fund (“Municipal Bond Index Fund”), and BlackRock Fund Advisors (“BFA”), the Fund’s investment advisor. The Board of Trustees of the Trust also considered the approval to continue the sub-advisory agreement (the “Short-Term TIPS Bond Index Fund Sub-Advisory Agreement”) between the BAL and BFA with respect to Short-Term TIPS Bond Index Fund.

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Master LLC Advisory Agreement”) between the Master LLC, on behalf of Master Small Cap Index Series (the “Master Fund”) and BAL, the Master LLC’s investment advisor. The Board of Directors of the Master LLC (the “Master LLC Board”) also considered the approval of the sub-advisory agreement between the BAL and BFA with respect to the Master Fund (the “Master Fund Sub-Advisory Agreement”). iShares Russell 2000 Small-Cap Index Fund (“Small-Cap Index Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Corporation (the “Corporation Board”) also considered the approval of the Master LLC Advisory Agreement and the Master Fund Sub-Advisory Agreement.

The Corporation Board also met on April 18, 2023 and May 23-24, 2023 to consider the approval of the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of iShares MSCI EAFE International Index Fund (“International Index Fund”) and BAL, the Corporation’s investment advisor. The Corporation Board also considered the approval of the sub-advisory agreement between BAL and BFA with respect to International Index Fund (the “International Index Fund Sub-Advisory Agreement”).

BAL and BFA are referred to herein as “BlackRock.” Municipal Bond Index Fund, Short-Term TIPS Bond Index Fund, the Master Fund, Small-Cap Index Fund and International Index Fund are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Trust BAL Advisory Agreement, the Trust BFA Advisory Agreement, the Master LLC Advisory Agreement, the Corporation Advisory Agreement, the Short-Term TIPS Bond Index Fund Sub-Advisory Agreement, the Master Fund Sub-Advisory Agreement and the International Index Fund Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Trust Board, the Master LLC Board and the Corporation Board are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” (b); the meetings held on April 18, 2023 are referred to as the “April Meeting” and the meetings held on May 23-24, 2023 are referred to as the “May Meeting”; and (c) the shareholders of each of Municipal Bond Index Fund, Short-Term TIPS Bond Index Fund, Small-Cap Index Fund and International Index Fund and the interest holders of the Master Fund are referred to as “shareholders.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the continuation of the pertinent Agreement for the Trust, the Master LLC and the Corporation on an annual basis. The Board members who are not “interested persons” of the Trust, the Master LLC or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had an additional one-day meeting to consider specific information regarding the renewal of the pertinent Agreement. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) the applicable Fund’s operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the applicable Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions, as applicable, and execution quality of portfolio transactions; (j) BlackRock’s implementation of the applicable Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the applicable Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board requested and reviewed materials specifically relating to the renewal of the pertinent Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the applicable Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of each of Municipal Bond Index Fund,

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	109

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Short-Term TIPS Bond Index Fund, Small-Cap Index Fund and International Index Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the applicable Fund; (g) a summary of aggregate amounts paid by the applicable Fund to BlackRock; (h) sales and redemption data regarding each of Municipal Bond Index Fund’s, Short-Term TIPS Bond Index Fund’s, Small-Cap Index Fund’s and International Index Fund’s shares; and (i) various additional information requested by each Board as appropriate regarding BlackRock’s and each Fund’s.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. Agreements, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the applicable Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the applicable Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the applicable Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the applicable Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to the applicable Fund. BlackRock and its affiliates provide the applicable Fund with certain administrative, shareholder and other services (in addition to any such services provided to the applicable Fund by third parties) and officers and other personnel as are necessary for the operations of the applicable Fund. In particular, BlackRock and its affiliates provide the applicable Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the applicable Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the applicable Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each of Municipal Bond Index Fund’s, Short-Term TIPS Bond Index Fund’s, Small-Cap Index Fund’s and International Index Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Funds, as applicable throughout the year and at the April Meeting. Each Board noted that Small-Cap Index Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of Small-Cap Index Fund’s and International Index Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of each of Municipal Bond Index Fund, Short-Term TIPS Bond Index Fund, Small-Cap Index Fund and International Index Fund as compared to each of these Fund’s Performance Peers and the performance of each of these Funds as compared with its benchmark. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

In evaluating performance, each Board focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Trust Board noted that for the one-year period reported, Short-Term TIPS Bond Index Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Trust Board noted that for the one-year period reported, Municipal Bond Index Fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

The Corporation Board noted that for the one-year period reported, International Index Fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

Master LLC Board and the Corporation Board noted that for the one-year period reported, Small-Cap Index Fund’s net performance was above the tolerance range of its benchmark. The Boards noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Boards. The Boards and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of the applicable Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared, as pertinent, the total expense ratio of each of Municipal Bond Index Fund, Short-Term TIPS Bond Index Fund, Small-Cap Index Fund and International Index Fund, as well as each Fund’s actual management fee rate, to those of the applicable Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. Each Board considered that the fee and expense information in the Broadridge report for the applicable Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the applicable Fund. Each Board reviewed BlackRock’s estimated profitability with respect to the applicable Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the applicable Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Corporation Board noted that International Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

The Master LLC Board and the Corporation Board noted that Master Fund’s/Small-Cap Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Boards also noted that BlackRock and the Board have contractually agreed to a cap on the Master Fund’s total expenses as a percentage of the Master Fund’s average daily net assets and has contractually agreed to a cap on Small-Cap Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	111

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Trust Board noted that Municipal Bond Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Trust Board noted that Short-Term TIPS Bond Index Fund’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and third out of four funds, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the applicable Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year each Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the pertinent Agreement, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, (i) the Trust Board, including the Independent Board Members, unanimously approved the continuation of the Trust BAL Advisory Agreement between the Manager and the Trust, on behalf of Short-Term TIPS Bond Index Fund, the Trust BFA Advisory Agreement between the Manager and the Trust, on behalf of Municipal Bond Index Fund and the Short-Term TIPS Bond Index Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to Short-Term TIPS Bond Index Fund, each for a one-year term ending June 30, 2024; (ii) the Master LLC Board, including the Independent Board Members, unanimously approved the continuation of the Master LLC Advisory Agreement between the Manager and the Master LLC, on behalf of the Master Fund, and the Master Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2024; and (iii) the Corporation Board, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of International Index Fund and the International Index Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Index Fund, each for a one-year term ending June 30, 2024.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each of the Master LLC Board and the Corporation Board, including the Independent Board Members, was satisfied that the terms of the pertinent Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Corporation Board, including the Independent Board Members, also considered the continuation of the Master LLC Advisory Agreement with respect to the Master Fund and the Master Fund Sub-Advisory Agreement with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the applicable Agreements, the Master LLC Board and the Corporation Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

A D D I T I O N A L I N F O R M A T I O N	113

Additional Information  (continued)

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser(b)

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds/Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(a) Administrator to iShares short term TIPS Bond Index Fund, iShares MSCI EAFE

International Index Fund and iShares Russell 2000 Small-Cap Index Fund.

(b) For iShares Municipal Bond Index Fund.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CPI	Consumer Price Index

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

MSCI	Morgan Stanley Capital International

PSF	Permanent School Fund

RB	Revenue Bond

REIT	Real Estate Investment Trust

S/F	Single-Family

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	115

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iSIndex-06/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: August 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: August 22, 2023